As filed with the Securities and Exchange Commission on April 29, 2004

File Nos.

33-23493

811-5583

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 40                        ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 41                                                 ☒

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

(formerly Franklin Valuemark Funds)

(Exact Name of Registrant as Specified in Charter)

ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 312-2000

a) Karen L. Skidmore, Esq., One Franklin Parkway, San Mateo, CA 94403-1906

(Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b)

☒  on May 1, 2004 pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  On (date) pursuant to paragraph (b) of Rule 485

☐  75 days after filing pursuant to paragraph (a)(2)

☐  on ☐ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representations to the contrary is a criminal offense.

Prospectus

Franklin Templeton

Variable Insurance

Products Trust

Class 1

May 1, 2004

Contents

FRANKLIN TEMPLETON VARIABLE

INSURANCE PRODUCTS TRUST

The Funds

i	Overview

Individual Fund Descriptions

FGC-1	Franklin Global Communications Securities Fund

FGI-1	Franklin Growth and Income Securities Fund

FH-1	Franklin High Income Fund

FI-1	Franklin Income Securities Fund

FL-1	Franklin Large Cap Growth Securities Fund

FM-1	Franklin Money Market Fund

FRE-1	Franklin Real Estate Fund

FRD-1	Franklin Rising Dividends Securities Fund

FSC-1	Franklin Small Cap Fund

FSV-1	Franklin Small Cap Value Securities Fund

FSI-1	Franklin Strategic Income Securities Fund

FUS-1	Franklin U.S. Government Fund

FZ-1	Franklin Zero Coupon Funds—maturing in December—2005, 2010

MD-1	Mutual Discovery Securities Fund

MS-1	Mutual Shares Securities Fund

TD-1	Templeton Developing Markets Securities Fund

Information about each Fund

you should know before

investing

Information about Fund

account transactions

and services

Where to learn more about each Fund

MASTER CLASS 1

TF-1	Templeton Foreign Securities Fund

TGA-1	Templeton Global Asset Allocation Fund

TGI-1	Templeton Global Income Securities Fund

TG-1	Templeton Growth Securities Fund

Additional Information, All Funds

1	Regulatory Update

1	Distributions and Taxes

FUND ACCOUNT INFORMATION

2	Buying Shares

2	Selling Shares

2	Exchanging Shares

2	Market Timing Trading Policy

4	Involuntary Redemptions

4	Fund Account Policies

5	Questions

FOR MORE INFORMATION

Back Cover

Franklin Templeton

Variable Insurance Products Trust

Overview

Franklin Templeton Variable Insurance Products Trust (the Trust) currently consists of 21 separate series (the Fund or Funds), offering a wide variety of investment choices. Most Funds offer two classes of shares, Class 1 and Class 2. Certain Funds also offer a third class of shares, Class 3. The Funds are only available as investment options in variable annuity or variable life insurance contracts. As not all Funds and classes are available under your contract, please consult the accompanying contract prospectus to find out which Funds and classes are available to you.

INVESTMENT CONSIDERATIONS

•	Each Fund has its own investment strategy and risk profile. Generally, the higher the potential rate of return, the greater the risk of loss. Although stocks historically have outperformed other types of investments over the long term, they tend to go up and down more than other types of investments in the shorter term. Bonds and other fixed income securities historically have achieved returns less than those of stocks, and with lower risk, although the value of fixed income investments can go up and down over the shorter term. Money market and other very short-term investments historically have achieved the lowest returns, with the lowest risk.

•	No single Fund can be a complete investment program; consider diversifying your Fund choices.

•	You should evaluate each Fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which Funds are right for you.

RISKS

•	There can be no assurance that any Fund will achieve its investment goal. Because each Fund is actively managed, it is subject to the risk of the manager’s judgment in the analysis and evaluation of securities selected for investment.

•	Because you could lose money by investing in a Fund, take the time to read each Fund description and consider all risks before investing.

•	All securities markets, interest rates, and currency valuations fluctuate, sometimes dramatically. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

•	Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Fund shares involve investment risks, including the possible loss of principal.

More detailed information about each Fund,

its investment policies, and its particular

risks can be found in the Trust’s Statement of

Additional Information (SAI).

MANAGEMENT

The Funds’ investment managers and their affiliates manage over $351 billion in assets, as of February 29, 2004. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Today, Franklin Templeton Investments is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives.

i

Franklin Global Communications Securities Fund

Goals and Strategies

GOALS

The Fund’s investment goals are capital appreciation and current income.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of communications companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy.

Communications companies are those that are primarily engaged in providing the distribution, content and equipment related to the creation, transmission or processing of information. These companies may include, for example:

•	companies involved in the provision of traditional telecommunications services, such as wireline and wireless services for the transmission of voice, video, and/or advanced data services;

•	companies involved in the distribution of information such as: cable television, satellite, broadcasting, and print media companies, as well as data service providers;

•	content providers including entertainment, media, advertising, software, and publishing companies;

•	companies that sell, manufacture, and/or distribute communications equipment and components, including those that produce computer hardware and software used to enable communications; and

•	companies that provide communication and computing related outsourcing services to enterprises and individuals.

The Fund may buy communications companies anywhere in the world, including emerging markets, but generally invests a greater percentage of its assets in U.S. companies than in companies in any other single country.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities.

The Fund also may invest a significant portion of its assets in small capitalization companies, which have market capitalization values (share price multiplied by the number of common stock shares outstanding) of less than $1.5 billion.

While the Fund seeks to invest in common stocks that the manager expects to pay dividends, at the present time, many of the securities of the global communications companies in which the Fund invests do not pay dividends.

The Fund has a fundamental investment policy of investing at least 25% of its total assets in industries of the utilities sector. The utilities sector includes the communications industries.

•	Each Fund may restrict, reject or cancel any purchase order, including an exchange request.

•	The Funds may make material changes to or discontinue the exchange privilege on 60 days’ notice to insurance company shareholders, or as otherwise provided by law.

•	You may only buy shares of a Fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

•	For redemptions over a certain amount, a Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a disciplined “blend” of growth and value strategies. Relying on a team of analysts to provide in-depth industry expertise, the manager looks for companies that will position the Fund to benefit from potential future technological advances and increasing worldwide demand in the communications industries. As a “bottom-up” investor focusing primarily on individual securities, the Fund’s manager will focus on the market price of a company’s securities relative to its evaluation of the company’s potential long-term earnings, asset value and cash flow. A company’s historical value measures, including price/earnings ratio, profit margins, and liquidation value, also will be considered, but are not limiting factors.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goals.

The Fund invests predominantly in U.S. and foreign communications companies.

FGC-1 Franklin Global Communications Securities Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

UTILITIES SECTOR, PREDOMINANTLY COMMUNICATIONS COMPANIES

By concentrating in the industries of the utilities sector, and by investing predominantly in communications companies, the Fund carries much greater risk of adverse developments in that sector, and among those companies, than a fund that invests more broadly. The securities of communications companies have historically experienced more price volatility than securities of companies in some other sectors or industries, especially over the short term.

Communications companies are subject to a variety of risk factors including: significant competitive pressures, such as new market entrants, aggressive pricing and competition for market share; the potential for falling profit margins; and the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will rapidly become obsolete. These factors can affect the profitability of communications companies and, as a result, the value of their securities. In addition, because many wireless telecommunication and Internet-related companies are in the emerging stage of development, they are particularly vulnerable to these risks, as well as the potential of both accidental and deliberate disruption or failure of services or equipment. Portions of the communications industries are also subject to government regulation that may affect company profitability and share price.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other types of investments over the long term. Stocks, however, may fluctuate in value more dramatically than many other types of investments over the short term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company’s earnings, management or accounting practices can cause its stock price to decline, or a broad-based market drop can cause the stock prices of many companies to decline.

BLEND STYLE INVESTING

A “blend” strategy results in investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Value stock prices are considered “cheap” relative to the company’s perceived value and are often out of favor with other investors. However, if other investors fail to recognize the company’s value (and do not become buyers, or become sellers), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager and may even decline in value. By combining both styles, the manager seeks to diversify the risks and lower the volatility, but there is no assurance this strategy will have that result.

FOREIGN SECURITIES

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Certain of the Fund’s investments may be issued and traded in foreign currencies. Adverse changes in foreign currencies and in currency exchange rates can dramatically decrease the value of the Fund’s foreign portfolio holdings.

Political and economic developments. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, currency devaluations, foreign ownership limitations, confiscatory taxes, restrictions on the removal of currency or other assets, nationalization of assets, diplomatic and political developments (including rapid and adverse political changes, social instability, internal and regional conflicts, terrorism and war), and expropriation. The Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

Because the stocks the Fund holds fluctuate in price with market conditions, currencies, and interest rate movements around the world, the value of your investment in the Fund will fluctuate as well. This means you could lose money over short or even extended periods.

FGC-2 Franklin Global Communications Securities Fund - Class 1

Trading practices. Brokerage commissions and other fees generally are higher for foreign securities. There may be less effective government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Availability of information. Foreign companies may be subject to less revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. companies, and there may be less publicly available information about them.

Limited markets. Foreign securities markets may be less liquid, and even those that are generally considered to be liquid may become illiquid for short or extended periods. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit the Fund’s ability to sell them at favorable prices.

Emerging markets. The Fund’s investments in emerging market countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. Short-term volatility in these markets, and declines of 50% or more, are not unusual.

SMALLER COMPANIES

While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Such companies can be particularly sensitive to changing economic conditions, including increases in interest rates because borrowing costs go up and it may be more difficult for them to obtain credit to expand or they may have difficulty repaying any loans which have a floating interest rate, and their growth prospects are less certain.

In addition, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Such companies may be in new industries or their new products or services may not find an established market or may become obsolete. Smaller companies’ securities may be less liquid, which may adversely affect their price.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s reported performance than when the Fund is larger.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate may exceed 100% annually, which may involve additional expenses to the Fund, including portfolio transaction costs.

FGC-3 Franklin Global Communications Securities Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	10 Years

Franklin Global Communications Securities Fund -Class 1[1]	40.46%	-9.10%	0.85%
S&P 500[2]	28.67%	-0.57%	11.06%

Ongoing stock market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. The Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding). The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. An index includes reinvested dividends and/or interest. One cannot invest directly in an index nor is an index representative of the Fund’s investments.

FGC-4 Franklin Global Communications Securities Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees[1]	0.59%
Other expenses	0.05%
Total annual Fund operating expenses	0.64%

1. The Fund administration fee is paid indirectly through the management fee.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$65	$205	$357	$798

FGC-5 Franklin Global Communications Securities Fund - Class 1

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Grant Bowers VICE PRESIDENT OF ADVISERS	Mr. Bowers has been a manager of the Fund since 2002, and has been with Franklin Templeton Investments since 1993.

Christopher Grisanti, CFA PORTFOLIO MANAGER OF ADVISERS	Mr. Grisanti has been a manager of the Fund since January 2004, and has been with Franklin Templeton Investments since 1998.

Alex W. Peters, CFA VICE PRESIDENT OF ADVISERS	Mr. Peters has been a manager of the Fund since 1999, and has been with Franklin Templeton Investments since 1992.

The Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2003, the Fund paid 0.59% of its average daily net assets to Advisers for its services.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	4.53	6.87	12.88	24.86	20.45
Net investment income[1]	.06	.04	.04	.11	.37
Net realized and unrealized gains (losses)	1.78	(2.33)	(3.55)	(6.77)	6.91
Total from investment operations	1.84	(2.29)	(3.51)	(6.66)	7.28
Distributions from net investment income	(.05)	(.05)	(.01)	(.50)	(.84)
Distributions from net realized gains	—	—	(2.49)	(4.82)	(2.03)
Total distributions	(.05)	(.05)	(2.50)	(5.32)	(2.87)
Net asset value, end of year	6.32	4.53	6.87	12.88	24.86
Total return (%)[2]	40.46	(33.28)	(29.24)	(32.85)	39.42
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	149,480	130,255	265,055	523,288	987,011
Ratios to average net assets: (%)
Expenses	.64	.60	.55	.52	.51
Net investment income	1.08	.83	.46	.54	1.81
Portfolio turnover rate (%)	96.60	97.75	105.36	117.99	87.53

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

FGC-6 Franklin Global Communications Securities Fund - Class 1

Franklin Growth and Income Securities Fund

Goals and Strategies

GOALS

The Fund’s principal investment goal is capital appreciation. Its secondary goal is to provide current income.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests mainly in a broadly diversified portfolio of equity securities that the Fund’s manager considers to be financially strong, but undervalued by the market. To help identify such companies, the manager uses a current relative yield analysis that focuses on a company’s dividend yield (calculated by dividing a stock’s annual per share dividends by its per share market price). Following this strategy, the Fund invests primarily in common stocks that have dividend yields at least equal to the yield of the Standard & Poor’s 500 Composite Index (S&P 500). The Fund seeks current income through receipt of dividends from its investments. From time to time, the Fund may have significant investments in certain sectors such as financial services. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities.

The Fund may invest up to 30% of its assets in foreign securities, including those in emerging markets, but currently does not intend to invest more than 15% of its assets in foreign securities. The Fund currently intends to pursue foreign investment opportunities by investing primarily in American Depositary Receipts, which are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Depositary receipts involve many of the same risks as direct investments in foreign securities.

In addition to the Fund’s main investments, the Fund may invest in any of the following: common stocks with current dividend yields at or below the S&P® 500 average, convertible securities, debt securities, and real estate investment trusts (REITs). The Fund does not intend to invest more than 15% of its assets in REITs.

A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are secured and unsecured bonds, bonds convertible into common stock, zero coupon bonds, notes, and short-term debt investments. Debt securities tend to increase in value when interest rates decline and decrease in value when interest rate rise. A convertible security is generally a debt security or preferred stock that may be converted into common stock. By investing in convertible securities, the Fund seeks to participate in any capital appreciation of the underlying stocks, while receiving current income, which can reduce price volatility and limit loss in a down equity market. REITs are usually publicly traded companies that manage a portfolio of real estate to earn profits and tend to pay high yields since they must distribute most of their earnings.

Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Group and Moody’s Investor Service, Inc. are considered “investment grade.” The Fund may invest up to 10% of its total assets in debt securities that are rated below investment grade or, if unrated, determined by the manager to be of comparable quality; however, it will not invest more than 5% in securities rated below B or in unrated securities of comparable quality. Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for higher risk.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy. As a “bottom-up” investor focusing primarily on individual securities, the manager focuses on the market price of a company’s securities relative to its evaluation of the company’s potential long-term earnings, asset value and cash flow, with a special emphasis on current dividend yield. The manager believes that high relative dividend yield is frequently a good indicator of value.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goals.

The Fund invests primarily in common stocks with current dividend yields at or above market average.

FGI-1 Franklin Growth and Income Securities Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other types of investments over the long term. Stocks, however, may fluctuate in value more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company’s earnings, management, or accounting practices can cause its stock price to decline, or a broad-based market drop can cause the stock prices of many companies to decline.

VALUE STYLE INVESTING

Value stock prices are considered “cheap” relative to the company’s perceived value and are often out of favor with other investors. The manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company’s value (and do not become buyers, or become sellers), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager and may even decline in value.

INTEREST RATE

Common stocks with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these stocks may tend to fall. Increases in interest rates also may have an effect on the companies in which the Fund invests because borrowing costs go up and it may be more difficult for them to obtain credit to expand.

SECTOR FOCUS

By having significant investments in particular sectors from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

FINANCIAL SERVICES COMPANIES

Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

FOREIGN SECURITIES

Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates, and devaluations by governments), country risks (political, social and economic instability, for example, regional conflicts, terrorism and war; confiscatory taxation; and policies that have the effect of limiting or restricting foreign investment or the movement of assets), and company risks (different trading practices; less government supervision; less revealing accounting practices and less publicly available information; limited trading markets; and greater volatility).

LOWER-RATED SECURITIES

Debt securities that are rated below investment grade and comparable unrated securities generally have more risk than higher-rated securities and can be considered speculative. These securities, which are sometimes called “junk bonds,” generally pay higher yields than higher-rated securities to compensate investors for the higher risk. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and to be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest or principal, payments may never resume. The Fund may lose its entire investment in a defaulted bond.

Because the stocks the Fund holds fluctuate in price with market conditions, the value of your investment in the Fund will fluctuate as well. This means you could lose money over short or even extended periods.

FGI-2 Franklin Growth and Income Securities Fund - Class 1

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company’s business and to rating changes, and typically fluctuate in response to factors that affect the company’s stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

REITs

The performance of a REIT depends on the types and locations of the properties it owns and on how well it manages those properties. The value of a REIT may also be affected by factors that affect the underlying properties, the real estate sector, or local or general economic conditions.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate may exceed 100% annually, which may involve additional expenses to the Fund, including portfolio transaction costs.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

FGI-3 Franklin Growth and Income Securities Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	10 Years

Franklin Growth and Income Securities Fund - Class 1¹	26.06%	4.48%	9.86%
Russell 1000 Value Index²	30.03%	3.56%	11.88%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. The unmanaged Russell 1000 Value Index is a market capitalization weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

FGI-4 Franklin Growth and Income Securities Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees[1]	0.50%
Other expenses	0.03%
Total annual Fund operating expenses	0.53%

1. The Fund administration fee is paid indirectly through the management fee.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$54	$170	$296	$665

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Frank Felicelli, CFA SENIOR VICE PRESIDENT OF ADVISERS	Mr. Felicelli has been a manager of the Fund since 1995, and has been with Franklin Templeton Investments since 1986.

Derek Taner, CFA VICE PRESIDENT OF ADVISERS	Mr. Taner has been a manager of the Fund since 2000, and has been with Franklin Templeton Investments since 1991.

Sam Kerner, CFA PORTFOLIO MANAGER OF ADVISERS	Mr. Kerner has been a manager of the Fund since 2003, and has been with Franklin Templeton Investments since 1996.

The Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2003, the Fund paid 0.50% of its average daily net assets to Advisers for its services.

FGI-5 Franklin Growth and Income Securities Fund - Class 1

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s Annual Report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	11.82	15.27	17.16	17.78	20.36
Net investment income[1]	.36	.39	.37 [3]	.45	.57
Net realized and unrealized gains (losses)	2.66	(2.58)	(.70)[3]	2.26	(.16)
Total from investment operations	3.02	(2.19)	(.33)	2.71	.41
Distributions from net investment income	(.40)	(.42)	(.05)	(1.17)	(.79)
Distributions from net realized gains	—	(.84)	(1.51)	(2.16)	(2.20)
Total distributions	(.40)	(1.26)	(1.56)	(3.33)	(2.99)
Net asset value, end of year	14.44	11.82	15.27	17.16	17.78
Total return (%)[2]	26.06	(15.53)	(2.02)	17.99	1.10
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	505,393	455,680	646,851	810,837	964,553
Ratios to average net assets: (%)
Expenses	.53	.53	.51	.50	.49
Net investment income	2.92	2.85	2.31 [3]	2.75	2.94
Portfolio turnover rate (%)	43.18	96.61	119.78	66.82	39.80

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

3. Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was a decrease to net investment income and a corresponding decrease to the net realized and unrealized losses in the amount of $.026, and a decrease in the ratio of net investment income to average net assets by .17% for the year ended December 31, 2001. Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FGI-6 Franklin Growth and Income Securities Fund - Class 1

Franklin High Income Fund

Goals and Strategies

GOALS

The Fund’s principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests mainly in debt securities offering high yield and expected total return. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are secured and unsecured bonds, bonds convertible into common stock, zero coupon bonds, notes, and short-term debt investments.

The Fund may invest up to 100% of its assets in high yield, lower quality debt securities. These are either securities rated below investment grade (below the top four rating categories) by independent rating agencies such as Standard & Poor’s Ratings Group (S&P®) and Moody’s Investors Service (Moody’s) or unrated securities the manager determines are comparable. The Fund generally invests in securities rated at least Caa by Moody’s or CCC by S&P® or unrated securities the Fund’s manager determines are comparable. The Fund will not purchase defaulted securities. If, however, a security is downgraded in rating or goes into default, the Fund will not automatically sell the security.

The Fund may invest up to 20% of its total assets in foreign securities, including up to 10% in emerging markets, and will typically focus on dollar-denominated corporate debt. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager’s internal analysis. While the Fund also may invest in dividend-paying common or preferred stocks, it more typically holds equity as a result of receiving those securities in a corporate restructuring. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities.

PORTFOLIO SELECTION

Yield and expected return are the primary criteria used by the manager in selecting securities. The manager searches for securities it believes offer opportunities for income today and growth tomorrow. It performs independent analysis of the corporate debt securities being considered for the Fund’s portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

•	a security’s relative value based on such factors as anticipated cash flow, interest coverage, asset coverage, and earnings prospects;

•	the experience and strength of the company’s management;

•	the company’s sensitivity to changes in interest rates and business conditions;

•	the company’s debt maturity schedules and borrowing requirements; and

•	the company’s changing financial condition and market recognition of the change.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goals.

The Fund invests mainly in high yield, lower-rated bonds.

FH-1 Franklin High Income Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

INTEREST RATE    Rate changes can be sudden and unpredictable. Debt securities tend to lose market value when interest rates rise and increase in value when interest rates decline. In general, securities with longer maturities or lower coupons are more sensitive to these rate changes. Increases in interest rates also may have an adverse effect on the companies in which the Fund invests because they may find it more difficult to meet interest payments. A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the Fund seeks to reinvest interest payments, the proceeds from a matured debt security or a debt security that has been pre-paid (called), resulting in less income received by the Fund.

CREDIT    An issuer may be unable to make interest payments or repay principal. Adverse changes in an issuer’s financial strength or in a security’s credit rating may reduce a security’s value and, thus, impact Fund performance.

Lower-rated securities.    Debt securities that are rated below investment grade and comparable unrated securities generally have more risk than higher-rated securities and can be considered speculative. These securities, which are sometimes called “junk bonds,” generally pay higher yields than higher-rated securities to compensate investors for the higher risk.

Companies issuing high yield debt securities are not as strong financially as those with higher credit ratings. Such companies typically do not have the track record needed to receive an investment grade rating, have borrowed to finance acquisitions or to expand their operations, are seeking to refinance their debt at lower rates, or have been downgraded due to financial difficulties. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. In addition, banks may tighten their credit standards, which may make it more difficult for companies with weaker balance sheets to have access to capital to continue operations or to refinance their outstanding debt. If an issuer stops paying interest or principal, payments may never resume. The Fund may lose its entire investment in a defaulted bond.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company’s business and to changes in the ratings assigned by rating agencies. Prices are often closely linked with, and typically fluctuate in response to factors that affect, a company’s stock price. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

FOREIGN SECURITIES    Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates.    Certain of the Fund’s investments may be issued and traded in foreign currencies. Adverse changes in foreign currencies and in currency exchange rates can dramatically decrease the value of the Fund’s foreign portfolio holdings.

Political and economic developments.     The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, currency devaluations, foreign ownership limitations, confiscatory taxes, restrictions on the removal of currency or other assets, nationalization of assets, diplomatic and political developments (including rapid and adverse political changes, social instability, internal and regional conflicts, terrorism and war) and expropriation. The Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

Changes in interest rates affect the prices of the Fund’s debt securities. If rates rise, the value of the Fund’s debt securities will fall and so too will the Fund’s share price.

FH-2 Franklin High Income Fund - Class 1

Trading practices.    Brokerage commissions and other fees generally are higher for foreign securities. There may be less effective government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Availability of information.    Foreign companies may be subject to less revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. companies, and there may be less publicly available information about them.

Limited markets.    Foreign securities markets may be less liquid, and even those that are generally considered to be liquid may become illiquid for short or extended periods. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit the Fund’s ability to sell them at favorable prices.

Emerging markets.    The Fund’s investments in emerging market countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

FH-3 Franklin High Income Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	10 Years

Franklin High Income Fund - Class 1[1]	31.50%	1.52%	4.93%
CS First Boston High Yield Index[2]	27.94%	6.44%	7.30%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: CS First Boston Corporation. The unmanaged Credit Suisse (CS) First Boston High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

FH-4 Franklin High Income Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees[1]	0.58%
Other expenses	0.04%
Total annual Fund operating expenses	0.62%

1. The Fund administration fee is paid indirectly through the management fee.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$63	$199	$346	$774

FH-5 Franklin High Income Fund - Class 1

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Patricia Mallon, CFA, CPA VICE PRESIDENT OF ADVISERS	Ms. Mallon has been a manager of the Fund since 2002, and has been with Franklin Templeton Investments since 1997.

Chris Molumphy, CFA EXECUTIVE VICE PRESIDENT OF ADVISERS	Mr. Molumphy has been a manager of the Fund since 1989, and has been with Franklin Templeton Investments since 1988.

The Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2003, the Fund paid 0.58% of its average daily net assets to Advisers for its services.

Financial Highlights

This table presents the financial performance for Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	5.67	7.44	8.54	9.86	13.28
Net investment income[1]	.51	.63	.87 [3]	1.08	1.24
Net realized and unrealized gains (losses)	1.21	(1.30)	(.50)[3]	(2.36)	(1.19)
Total from investment operations	1.72	(.67)	.37	(1.28)	.05
Distributions from net investment income	(.58)	(1.10)	(1.47)	(.04)	(3.03)
Distributions from net realized gains	—	—	—	—	(.44)
Total distributions	(.58)	(1.10)	(1.47)	(.04)	(3.47)
Net asset value, end of year	6.81	5.67	7.44	8.54	9.86
Total return (%)[2]	31.50	(9.55)	4.26	(13.00)	(.07)
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	136,218	111,746	151,924	189,986	314,131

Ratios to average net assets: (%)
Expenses	.62	.63	.62	.57	.54
Net investment income	8.19	9.92	10.63 [3]	11.43	9.97
Portfolio turnover rate (%)	52.01	56.01	30.03	20.37	22.17

1. Based on average daily shares outstanding.

2. Total return does not included any fees charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

3. Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was a decrease to net investment income and a corresponding decrease to the net realized and unrealized losses in the amount of $.004, and a decrease in the ratio of net investment income to average net assets by .05% for the year ended December 31, 2001. Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FH-6 Franklin High Income Fund - Class 1

Franklin Income Securities Fund

Goal and Strategies

GOAL

The Fund’s investment goal is to maximize income while maintaining prospects for capital appreciation.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests in both debt and equity securities. The Fund seeks income by investing in corporate and U.S. Treasury bonds and income-producing growth opportunities by investing in common stocks of companies, with attractive dividend yields, from a variety of industries such as electric utilities, oil, gas, real estate, and consumer goods. From time to time, the Fund may invest a significant portion of its assets in certain sectors such as utilities.

A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are secured and unsecured bonds, bonds convertible into common stock, notes, and short-term debt investments. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, including convertible preferred stocks, are examples of equity securities. A convertible security is generally a debt security or preferred stock that may be converted into common stock.

The Fund may invest up to 100% of its total assets in debt securities that are either rated below investment grade or, if unrated, determined by the Fund’s manager to be comparable; however, the Fund does not currently expect to invest more than 50% of its assets in these securities. The Fund may also invest up to 5% of its total assets in defaulted debt securities. Investment grade debt securities are rated in the top four rating categories by independent rating agencies such as Standard & Poor’s Ratings Group (S&P®) and Moody’s Investors Service (Moody’s). The Fund generally invests in securities rated at least Caa by Moody’s or CCC by S&P® or, if unrated, determined by the Fund’s manager to be comparable. Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

The Fund may invest up to 25% of its assets in foreign securities, including those in emerging markets. The Fund currently intends to pursue foreign investment opportunities by investing in multi-national corporations with significant foreign operations and in American Depository Receipts, which are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in multi-national corporations and depositary receipts involve many of the same risks as direct investments in foreign securities.

PORTFOLIO SELECTION

The manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and growth tomorrow. It performs independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on the ratings assigned by rating agencies. In analyzing both debt and equity securities, the manager considers a variety of factors, including:

•	a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

•	the experience and strength of the company’s management;

•	the company’s sensitivity to changes in interest rates and business conditions;

•	the company’s debt maturity schedules and borrowing requirements; and

•	the company’s changing financial condition and market recognition of the change.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.

The Fund invests in debt securities, including high yield, lower-rated bonds, and stocks.

FI-1 Franklin Income Securities Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

INTEREST RATE

Rate changes can be sudden and unpredictable. Debt securities tend to lose market value when interest rates rise and increase in value when interest rates decline. In general, securities with longer maturities or lower coupons are more sensitive to these rate changes. Increases in interest rates also may have an adverse effect on the issuers in which the Fund invests because they may find it more difficult to meet interest payments.

A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the Fund seeks to reinvest interest payments, the proceeds from a matured debt security or a debt security that has been pre-paid (called), resulting in less income received by the Fund.

CREDIT

An issuer may be unable to make interest payments or repay principal. Adverse changes in an issuer’s financial strength or in a security’s credit rating may reduce a security’s value and, thus, impact Fund performance.

LOWER-RATED SECURITIES

Debt securities that are rated below investment grade and comparable unrated securities generally have more risk than higher-rated securities and can be considered speculative. These securities, which are sometimes called “junk bonds,” generally pay higher yields than higher-rated securities to compensate investors for the higher risk.

Issuers of high yield debt securities are not as strong financially as those with higher credit ratings. Such issuers typically do not have the track record to receive an investment grade rating, have borrowed to finance acquisitions or to expand their operations, are seeking to refinance their debt at lower rates, or have been downgraded due to financial difficulties. These issuers are more likely to encounter financial difficulties and are more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. In addition, banks may tighten their credit standards, which may make it more difficult for issuers with weaker balance sheets to have access to capital to continue operations or to refinance their outstanding debt. If an issuer stops paying interest or principal, payments may never resume. The Fund may lose its entire investment in a defaulted bond.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the issuer’s operations and to changes in the ratings assigned by rating agencies. In the case of companies, prices are often closely linked with, and typically fluctuate in response to factors that affect, their stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

FOREIGN SECURITIES

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Certain of the Fund’s investments may be issued and traded in foreign currencies. Adverse changes in foreign currencies and in currency exchange rates can dramatically decrease the value of the Fund’s foreign portfolio holdings.

Political and economic developments. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, currency devaluations, foreign ownership limitations, confiscatory taxes, restrictions on the removal of currency or other assets, nationalization of

Because the bonds and stocks the Fund holds fluctuate in price with interest rate changes and market conditions, the value of your investment in the Fund will fluctuate as well. This means you could lose money.

FI-2 Franklin Income Securities Fund - Class 1

assets, diplomatic and political developments (including rapid and adverse political changes, social instability, internal and regional conflicts, terrorism and war), and expropriation. The Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

Trading practices. Brokerage commissions and other fees generally are higher for foreign securities. There may be less effective government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Availability of information. Foreign companies may be subject to less revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. companies, and there may be less publicly available information about them.

Limited markets. Foreign securities markets may be less liquid, and even those that are generally considered to be liquid may become illiquid for short or extended periods. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit the Fund’s ability to sell them at favorable prices.

Emerging markets. The Fund’s investments in emerging market countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. Short-term volatility in these markets, and declines of 50% or more, are not unusual.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other types of investments over the long term. Stocks, however, may fluctuate in value more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company’s earnings,

management, or accounting practices can cause its stock price to decline, or a broad-based market drop can cause the stock prices of many companies to decline. Utility company stocks pay relatively high dividends, so they are particularly sensitive to interest rate movements: like bonds, when interest rates rise, their stock prices tend to fall.

VALUE STYLE INVESTING

Value security prices are considered “cheap” relative to the company’s perceived value and are often out of favor with other investors. The manager may invest in such securities if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company’s value (and do not become buyers, or become sellers), value securities may not increase in value as anticipated by the manager and may even decline in value.

CONVERTIBLE SECURITIES

The value of convertible securities may fluctuate with the market value of the underlying stock or, like a debt security, in response to changes in interest rates and the credit quality of the issuer. Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally also is less volatile than the underlying stock.

SECTOR FOCUS

By having significant investments in particular sectors from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Utilities companies. Utilities companies generally are subject to substantial government regulation. Major changes in government policies, ranging from increased regulation (including expropriation) to deregulation, privatization or increased competition, may reduce opportunities for these companies. For example, deregulation may force some companies to defend their core businesses, which may result in their being less profitable.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

FI-3 Franklin Income Securities Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	10 Years

Franklin Income Securities Fund - Class 1[1]	32.10%	9.34%	9.03%
S&P 500[2]	28.67%	-0.57%	11.06%
Lehman Brothers U.S. Aggregate Index[2]	4.10%	6.62%	6.95%
Lipper VIP Income Funds Average[2]	16.94%	2.95%	6.60%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. Lipper, Inc. Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding). The S&P is one of the most widely used benchmarks of U.S. equity performance. The Lehman Brothers U.S. Government Aggregate Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Lipper VIP Income Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Classification in the Lipper VIP underlying funds universe. For the one-year period ended December 31, 2003, there were 14 funds in this category. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

FI-4 Franklin Income Securities Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees[1]	0.48%
Other expenses	0.03%
Total annual Fund operating expenses	0.51%

1. The Fund administration fee is paid indirectly through the management fee.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$52	$164	$285	$640

FI-5 Franklin Income Securities Fund - Class 1

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Charles B. Johnson CHAIRMAN OF THE BOARD OF ADVISERS	Mr. Johnson has been a manager of the Fund since 1989, and has been with Franklin Templeton Investments since 1957.

Edward D. Perks, CFA VICE PRESIDENT OF ADVISERS	Mr. Perks has been a manager of the Fund since 2002, and has been with Franklin Templeton Investments since 1992.

The Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2003, the Fund paid 0.48% of its average daily net assets to Advisers for its services.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	11.48	12.96	14.70	14.69	16.92
Net investment income[1]	.81	.90	1.09 [3]	1.17	1.19
Net realized and unrealized gains (losses)	2.79	(.89)	(.92)[3]	1.40	(1.43)
Total from investment operations	3.60	.01	.17	2.57	(.24)
Distributions from net investment income	(.68)	(1.23)	(1.03)	(1.85)	(1.46)
Distributions from net realized gains	—	(.26)	(.88)	(.71)	(.53)
Total distributions	(.68)	(1.49)	(1.91)	(2.56)	(1.99)
Net asset value, end of year	14.40	11.48	12.96	14.70	14.69
Total return (%)[2]	32.10	(.37)	.98	19.77	(1.82)
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	537,950	427,036	527,047	647,370	775,116
Ratios to average net assets: (%)
Expenses	.51	.53	.53	.50	.50
Net investment income	6.33	7.40	7.90 [3]	8.21	7.41
Portfolio turnover rate (%)	47.03	62.00	32.52	23.92	11.89
Portfolio turnover rate excluding mortgage dollar rolls	45.50	62.00	32.52	23.92	11.89

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable insurance and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

3. Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was an increase to net investment income, and a corresponding decrease to the net realized and unrealized losses in the amount of $.008, and an increase in the ratio of net investment income to average net assets by .06% for the year ended December 31, 2001. Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FI-6 Franklin Income Securities Fund - Class 1

Franklin Large Cap Growth Securities Fund

Goal and Strategies

GOAL

The Fund’s investment goal is capital appreciation.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large capitalization (large-cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. For this Fund, large-cap companies are those with market capitalization values (share price multiplied by the number of common stock shares outstanding) within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase. That index consists of 1,000 large companies that have publicly traded securities. Growth companies in which the Fund may invest include those that are expected to have revenue growth in excess of the economy as a whole either through above-average industry expansion or market share gains or are trading at valuations that appear attractive relative to their growth rates. These companies generally dominate, or are gaining market share in, their industry and have a reputation for quality management, and superior products and services. Although the Fund seeks investments across a number of sectors, it may have from time to time substantial positions in the technology sector (including health technology, electronic technology and technology services), and in communications and financial services companies.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities. The Fund may invest up to 25% of its total assets in foreign securities.

In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of small to medium capitalization companies.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a “bottom-up” investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for growth in revenues, earnings or assets. In choosing investments, the manager will focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations. In addition, the manager also considers management expertise, industry leadership, growth in market share and sustainable competitive advantage.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.

The Fund invests predominantly in large-cap companies.

FL-1 Franklin Large Cap Growth Securities Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other types of investments over the long term. Stocks, however, may fluctuate in value more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company’s earnings, management, or accounting practices can cause its stock price to decline, or a broad-based market drop can cause the stock prices of many companies to decline. Large-cap stocks tend to go through cycles of doing better—or worse—than the stock market in general. In the past, these periods have lasted for several years.

GROWTH STYLE INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks also may be more expensive relative to their earnings or assets compared to value or other stocks.

SECTOR FOCUS

By focusing on particular sectors from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Technology companies. Technology company stocks have been subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies.

Health technology companies may be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.

Electronic technology and technology services companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will rapidly become obsolete. These factors can affect the profitability of technology companies and, as a result, their value. In addition, because many Internet-related companies are in the emerging stage of development, they are particularly vulnerable to these risks.

Communications companies. The securities of communications companies may experience more price volatility than in some other industries or sectors. Communications companies are subject to a variety of risks, including: significant competitive pressures, such as new market entrants, aggressive pricing and competition for market share; the potential for falling profit margins; and the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will rapidly become obsolete or suffer disruption or failure; and governmental regulation affecting profitability.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

FOREIGN SECURITIES

Investing in foreign securities including securities of foreign governments typically involves more risks than investing in U.S. securities. Certain of these risks

Because the stocks the Fund holds fluctuate in price with market conditions, the value of your investment in the Fund will fluctuate as well. This means you could lose money over short or even extended periods.

FL-2 Franklin Large Cap Growth Securities Fund - Class 1

also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Many of the Fund’s investments may be issued and traded in foreign currencies. Adverse changes in foreign currencies and in currency exchange rates can dramatically decrease the value of the Fund’s foreign portfolio holdings.

Political and economic developments. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, currency devaluations, foreign ownership limitations, confiscatory taxes, restrictions on the removal of currency or other assets, nationalization of assets, diplomatic and political developments (including rapid and adverse political changes, social instability, internal and regional conflicts, terrorism and war), and expropriation. The Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

Trading practices. Brokerage commissions and other fees generally may be higher for foreign securities. There may be less effective government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Availability of information. Foreign issuers may be subject to less revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. issuers, and there may be less publicly available information about them.

Limited markets. Foreign securities markets may be less liquid, and even those that are generally considered to be liquid may become illiquid for short or extended periods. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit the Fund’s ability to sell them at favorable prices.

Emerging markets. The Fund’s investments in emerging market countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. Short-term volatility in these markets, and declines of 50% or more, are not unusual.

SMALLER AND MID-SIZE COMPANIES

While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital growth, they also involve substantial risk and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Such companies can be particularly sensitive to changing economic conditions including increases in interest rates because borrowing costs go up and it may be more difficult for them to obtain credit to expand or they may have difficulty in repaying any loans which have a floating interest rate, and their growth prospects are less certain.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

FL-3 Franklin Large Cap Growth Securities Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the results shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	Since Inception 05/01/96

Franklin Large Cap Growth Securities Fund - Class 1[1]	27.14%	3.89%	9.15%
S&P 500[2]	28.67%	-0.57%	8.85%
Russell 1000® Growth Index[2]	29.75%	-5.11%	6.19%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding). The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 1000® Growth Index is a market capitalization-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

FL-4 Franklin Large Cap Growth Securities Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees[1]	0.75%
Other expenses	0.04%
Total annual Fund operating expenses	0.79%

1. The Fund administration fee is paid indirectly through the management fee.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$81	$252	$439	$978

FL-5 Franklin Large Cap Growth Securities Fund - Class 1

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Kent Shepherd, CFA SENIOR VICE PRESIDENT OF ADVISERS	Mr. Shepherd has been a manager of the Fund since 1999, and has been with Franklin Templeton Investments since 1991.

William Hawes, CFA VICE PRESIDENT OF ADVISERS	Mr. Hawes has been a manager of the Fund since 2001, and has been with Franklin Templeton Investments since 1998.

Anirudh A. Samsi, CFA, ACA PORTFOLIO MANAGER OF ADVISERS	Mr. Samsi has been a manager of the Fund since 2002. Before joining Franklin Templeton Investments in 2001, Mr. Samsi was a manager with PricewaterhouseCoopers in India.

The Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2003, the Fund paid 0.75% of its average daily net assets to Advisers for its services.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	11.10	14.52	21.03	21.07	16.08
Net investment income[1]	.10	.09	.10	.09	.11
Net realized and unrealized gains (losses)	2.90	(3.41)	(2.13)	1.14	4.96
Total from investment operations	3.00	(3.32)	(2.03)	1.23	5.07
Distributions from net investment income	(.09)	(.10)	(.11)	(.11)	(.08)
Distributions from net realized gains	—	—	(4.37)	(1.16)	—
Total distributions	(.09)	(.10)	(4.48)	(1.27)	(.08)
Net asset value, end of year	14.01	11.10	14.52	21.03	21.07
Total return (%)[2]	27.14	(22.94)	(11.26)	5.75	31.65
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	191,028	175,917	300,135	431,384	407,515
Ratios to average net assets: (%)
Expenses	.79	.80	.78	.78	.77
Net investment income	.86	.73	.56	.43	.63
Portfolio turnover rate (%)	35.28	59.65	75.67	70.16	41.78

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

FL-6 Franklin Large Cap Growth Securities Fund - Class 1

Franklin Money Market Fund

Goal and Strategies

GOAL

The Fund’s goal is high current income, consistent with liquidity and capital preservation. The Fund also seeks to maintain a stable share price of $1.00.

MAIN INVESTMENTS

The Fund invests exclusively in U.S. dollar denominated money market debt instruments, including those issued by:

•	U.S. or foreign corporations;

•	U.S. and foreign banks; and

•	The U.S. government, its agencies or authorities.

A debt instrument obligates the issuer both to repay a loan of money at a future date and generally to pay interest. Money market securities are high-quality, short-term (maturing in 13 months or less) debt instruments that may have fixed, floating or variable interest rates. Common money market securities are commercial paper, bank certificates of deposit, repurchase agreements, U.S. Treasury bills, U.S. government agency securities, short-term corporate obligations, and bankers acceptances (credit instruments guaranteed by a bank). At any time, the Fund may have a significant portion of its investments in one or more of these money market instruments.

Portfolio maturity and quality. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and only buys securities:

•	with remaining maturities of 397 days or less, and

•	that the manager determines present minimal credit risks, and that are rated in the top two short-term rating categories by independent rating agencies or, if unrated, determined by the manager to be comparable.

No more than 25% of the Fund’s total assets may be invested in money market securities issued by foreign banks or foreign branches of U.S. banks. The Fund may acquire securities on a when-issued or delayed delivery basis, and invest up to 10% of its assets in illiquid investments.

PORTFOLIO SELECTION

In selecting investments, the manager uses a conservative investment approach, focusing on the highest quality and the most liquid of eligible money market securities. The manager then assesses the relative value of each security meeting its stringent credit criteria in order to find the best combination of assets that it believes will maximize the Fund’s yield relative to its investment environment expectations. The manager also monitors short-term interest rates, economic conditions, and Federal Reserve monetary policy to determine the portfolio maturity it believes will provide a high overall return to the Fund.

The Fund invests exclusively in money market securities.

FM-1 Franklin Money Market Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

INTEREST RATE

Changes in interest rates can be sudden and unpredictable. Rate changes occur in response to general economic conditions and also as a result of actions by the Federal Reserve Board. A reduction in short-term interest rates will normally result in reduced interest income to the Fund and thus a reduction in dividends payable to shareholders. If interest rates are extremely low, the income received by the Fund may not be sufficient to defray the Fund’s operating expenses, and dividends payable to shareholders may be eliminated.

CREDIT

The Fund’s investments in securities that are not backed by the full faith and credit of the U.S. government depend on the ability of the issuer to meet interest or principal payments. Adverse changes in an issuer’s financial strength may reduce the debt security’s value and, thus, impact the value of Fund shares. Even securities supported by credit enhancements have the credit risk of the entity providing credit support.

U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities, such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks, issue securities in which the Fund may invest. Although such entities may be chartered or sponsored by Acts of Congress, they are not funded by Congressional appropriations; and, in general, their securities are neither issued nor guaranteed by the U.S. Treasury and are not supported by the full faith and credit of the U.S. government. In most cases, their securities are supported only by the credit of the government-sponsored entity, standing alone. In other cases, the securities of a government-sponsored entity may be supported by the entity’s ability to borrow from the Treasury, or may be supported by the U.S. government in some other way.

FOREIGN SECURITIES

The Fund’s investments in foreign money market securities are always dollar denominated. Nonetheless, securities or credit support issued by a foreign entity are subject to possible adverse foreign economic, tax, political or legal developments that may affect the ability of that entity to meet its obligations. In addition, foreign companies may be subject to less revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. companies. Government supervision and regulation of foreign stock exchanges, trading systems, brokers, and companies may be less effective, and trading markets may be less liquid, than in the U.S.

FINANCIAL SERVICES COMPANIES

Financial services companies, such as banks, are highly dependent on the supply of short-term financing. The value of securities issued by financial services companies can be sensitive to changes in government regulation and interest rates and to economic downturns in the U.S. and overseas.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund tries to keep a $1 share price, it is possible to lose money by investing in the Fund.

FM-2 Franklin Money Market Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	10 Years

Franklin Money Market Fund - Class 1[1]	0.52%	3.27%	4.15%

1. All Fund performance assumes reinvestment of dividends and capital gains.

FM-3 Franklin Money Market Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees[1]	0.62%
Other expenses	0.04%
Total annual Fund operating expenses	0.66%

1. The Fund administration fee is paid indirectly through the management fee.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$67	$211	$368	$822

FM-4 Franklin Money Market Fund - Class 1

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2003, the Fund paid 0.62% of its average daily net assets to Advisers for its services.

Financial Highlights

This table presents the financial performance for Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	1.00	1.00	1.00	1.00	1.00
Net investment income	.01	.01	.04	.06	.05
Distributions from net investment income	(.01)	(.01)	(.04)	(.06)	(.05)
Net asset value, end of year	1.00	1.00	1.00	1.00	1.00
Total return (%)[1]	.52	1.33	3.91	5.95	4.76
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	81,734	119,819	200,911	274,580	364,028
Ratios to average net assets: (%)
Expenses	.66	.63	.56	.55	.53
Net investment income	.56	1.37	3.89	5.75	4.64

1. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

FM-5 Franklin Money Market Fund - Class 1

Franklin Real Estate Fund

Goals and Strategies

GOALS

The Fund’s principal investment goal is capital appreciation. Its secondary goal is to earn current income.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies operating in the real estate sector. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. The Fund’s investments are primarily in:

•	companies qualifying under federal tax law as real estate investment trusts (REITs), and

•	companies that derive at least half of their assets or revenues from the ownership, construction, management or other services, or sale of residential, commercial or industrial real estate (such as real estate operating or service companies, homebuilders and developers).

REITs are real estate investment trust companies, usually publicly traded, that manage a portfolio of income-producing real estate properties such as apartments, hotels, office buildings, or shopping centers. Equity REITs take ownership positions in real estate and their shareholders receive income from the rents received, and receive capital gains on the properties sold at a profit. The Fund generally invests in medium capitalization (less than $5 billion) to small capitalization (less than $1.5 billion) REITs, which reflect the capitalization of the sector itself. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding.

In addition to the Fund’s main investments, the Fund may invest up to 20% of its net assets in investments of issuers engaged in businesses whose products and services are closely related to the real estate sector. These may include manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage brokers; and companies whose principal business is unrelated to the real estate sector but that have substantial real estate holdings believed to be undervalued relative to the company’s securities. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.

The manager seeks to manage the risks of industry concentration by diversifying into different types of real estate investments, although such risks cannot be eliminated. Historically, there has been a relatively low correlation between the real estate market and the broader equity market. While there is no certainty that this trend will continue, investments in real estate securities may be a useful way to diversify a portfolio.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a disciplined strategy. As a “bottom-up” investor focusing primarily on individual securities, the manager will focus on the market price of a company’s security relative to its evaluation of the company’s potential long-term earnings, asset value, and cash flow. Using both qualitative and quantitative analysis, the manager evaluates security characteristics, the strength and quality of management, and underlying properties. In addition, the manager may consider other factors, such as the supply and demand outlook for various property types and regional markets.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goals.

The Fund invests predominantly in real estate sector companies.

FRE-1 Franklin Real Estate Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

REAL ESTATE SECURITIES

By concentrating in the industries in the real estate sector, the Fund carries much greater risk of adverse developments in that sector than a Fund that invests in a wide variety of industries. Real estate values fluctuate in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations, the strength of specific industries renting properties, and other factors affecting the supply and demand for properties. When economic growth is slow, demand for property decreases and prices may decline. Property values may decrease because of overbuilding, increases in property taxes and operating expenses (for example, higher utility costs), lack of consistent power due to energy shortages, changes in zoning laws, environmental regulations or hazards, uninsured casualty (including acts of terrorism) or condemnation losses, or a general decline in neighborhood values.

REITs

Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

STOCKS

While stocks have historically outperformed other types of investments over the long term, they may fluctuate in value more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company’s earnings, management, or accounting practices can cause its stock price to decline, or a broad-based market drop can cause the stock prices of many companies to decline.

INTEREST RATE

Rate changes can be sudden and unpredictable. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity in the real estate market and make other investments more attractive.

SMALLER AND MID-SIZE COMPANIES

While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital growth, they also involve substantial risk and should be considered speculative. Historically, smaller and mid-size company securities, have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Such companies can be particularly sensitive to changing economic conditions and increases in interest rates, their growth prospects may be less certain, and their securities are less liquid. Small capitalization REITs can be subject to greater risks than medium or large capitalization issuers due to greater regional concentration and less diversification in terms of the regions, clients and types of properties available for investment.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities, which are securities with a limited trading market. Illiquid securities may not be readily sold or may be resold only at a price significantly lower than if they were liquid.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

Because the securities the Fund holds fluctuate in price with both the real estate market and general stock market conditions, the value of your investment in the Fund will fluctuate as well. This means you could lose money over short or even extended periods.

FRE-2 Franklin Real Estate Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	10-Years

Franklin Real Estate Fund - Class 1[1]	36.08%	13.27%	11.64%
S&P 500[2]	28.67%	-0.57%	11.06%
Wilshire Real Estate Securities Index[2]	37.07%	14.49%	11.89%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and includes reinvested dividends. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

FRE-3 Franklin Real Estate Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees[1]	0.50%
Other expenses	0.03%
Total annual Fund operating expenses	0.53%

1. The Fund administration fee is paid indirectly through the management fee.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$54	$170	$296	$665

FRE-4 Franklin Real Estate Fund - Class 1

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-7777, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Alex W. Peters, CFA VICE PRESIDENT OF ADVISERS	Mr. Peters has been a manager of the Fund since 2003, and has been with Franklin Templeton Investments since 1992.

Samuel R. Kerner PORTFOLIO MANAGER OF ADVISERS	Mr. Kerner has been a manager of the Fund since 2000, and has been with Franklin Templeton Investments since 1996.

The Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2003, the Fund paid 0.50% of its average daily net assets to Advisers for its services.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	18.05	18.14	17.47	14.92	19.93
Net investment income[1]	.74	.75	.74	.84	.88
Net realized and unrealized gains (losses)	5.67	(.30)	.65	3.55	(1.77)
Total from investment operations	6.41	.45	1.39	4.39	(.89)
Distributions from net investment income	(.55)	(.54)	(.72)	(1.15)	(1.73)
Distributions from net realized gains	—	—	—	(.69)	(2.39)
Total distributions	(.55)	(.54)	(.72)	(1.84)	(4.12)
Net asset value, end of year	23.91	18.05	18.14	17.47	14.92
Total return (%)[2]	36.08	2.25	8.19	31.95	(6.14)
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	134,468	112,991	134,058	153,203	158,553
Ratios to average net assets: (%)
Expenses	.53	.57	.59	.60	.58
Net investment income	3.62	4.23	4.25	5.29	4.83
Portfolio turnover rate (%)	15.44	18.13	34.21	16.41	10.27

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

FRE-5 Franklin Real Estate Fund - Class 1

Franklin Rising Dividends Securities Fund

Goal and Strategies

GOAL

The Fund’s investment goal is long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies that have paid rising dividends. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. The Fund invests at least 65% of its net assets in securities of companies that have:

•	consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;

•	increased dividends substantially (at least 100%) over the past ten years;

•	reinvested earnings, paying out less than 65% of current earnings in dividends (except for utility companies);

•	either long-term debt that is no more than 50% of total capitalization (except for utility companies) or senior debt that has been rated investment grade by at least one of the major bond rating agencies; and

•	attractive prices, either: (1) in the lower half of the stock’s price/earnings ratio range for the past 10 years; or (2) less than the price/earnings ratio of the Standard & Poor’s® 500 Stock Index (this criterion applies only at the time of purchase).

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities.

The Fund may invest in equity securities of any sized company. As a result, the Fund may invest a significant portion of its assets in companies falling within the small capitalization (generally companies with a market capitalization of less than $2.5 billion) and medium capitalization (generally companies with a market capitalization range of $2.5 billion to $8 billion) ranges. From time to time, the Fund also may have significant investments in particular sectors such as financial services.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As a bottom-up investor concentrating primarily on individual securities, the manager seeks fundamentally sound companies that meet the criteria above and attempts to acquire them at attractive prices, often when they are out of favor with other investors. In following these criteria, the Fund does not necessarily focus on companies whose securities pay a high dividend rate but rather on companies that consistently increase their dividends. The Fund invests without regard to the securities normally comprising the benchmark that the Fund uses for performance comparison purposes.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.

The Fund normally invests at least 65% of its net assets in securities of U.S. companies that meet all of these criteria. This is a fundamental policy, which means that it may not be changed without shareholder approval.

FRD-1 Franklin Rising Dividends Securities Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

STOCKS

While stocks have historically outperformed other types of investments over the long term, they may fluctuate in value more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company’s earnings or management can cause its stock price to decline, or a broad-based market drop can cause the stock prices of many companies to decline.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly in anticipation of economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in anticipation of economic downturns.

VALUE STYLE INVESTING

Value securities may be considered cheap relative to the company’s perceived value and are often out of favor with other investors. The manager may invest in such securities if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company’s value (and do not become buyers, or if they become sellers), value securities may not increase in value as anticipated by the manager, and may even decline in value.

SMALLER AND MID-SIZE COMPANIES

While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital growth, they also involve substantial risk and may be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Such companies can be particularly sensitive to changing economic conditions, including increases in interest rates because borrowing costs go up and it may be more difficult for them to obtain credit to expand or they may have difficulty in

repaying any loans which have a floating interest rate, and their growth prospects are less certain.

For example, smaller and mid-size companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Such companies may be in new industries, or their new products and services may not find an established market or may become obsolete. Smaller companies’ securities may be less liquid which may adversely affect their price.

SECTOR FOCUS

By having significant investments in particular sectors from time to time, the Fund could carry greater risk of adverse developments in a sector than a fund that always invests in a wider variety of sectors.

FINANCIAL SERVICES COMPANIES

Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

Because the stocks the Fund holds fluctuate in price with market conditions, the value of your investment in the Fund will fluctuate as well. This means you could lose money over short or even extended periods.

FRD-2 Franklin Rising Dividends Securities Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	10 Years

Franklin Rising Dividends Securities Fund - Class 1[1]	24.88%	8.94%	12.93%
Russell Mid-Cap Value Index[2]	38.07%	8.73%	13.04%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. The Russell Mid-Cap Value Index is a market capitalization weighted index that measures performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

FRD-3 Franklin Rising Dividends Securities Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees[1]	0.74%
Other expenses	0.03%
Total annual Fund operating expenses	0.77%
Management fee reduction[2]	(0.01)%
Net annual Fund operating expenses[2]	0.76%

1. The Fund administration fee is paid indirectly through the management fee.

2. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$78	$243	$422	$942

Management

Franklin Advisory Services, LLC (Advisory Services), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey, 07024, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Donald G. Taylor SENIOR VICE PRESIDENT OF ADVISORY SERVICES	Mr. Taylor has been a manager of the Fund since 1996, and has been with Franklin Templeton Investments since 1996.

William J. Lippman PRESIDENT OF ADVISORY SERVICES	Mr. Lippman has been a manager of the Fund since 1992. He has more than 30 years’ experience in the securities industry, and has been with Franklin Templeton Investments since 1988.

Bruce C. Baughman SENIOR VICE PRESIDENT OF ADVISORY SERVICES	Mr. Baughman has been a manager of the Fund since 1992, and has been with Franklin Templeton Investments since 1988.

Margaret McGee VICE PRESIDENT OF ADVISORY SERVICES	Ms. McGee has been a manager of the Fund since 1992, and has been with Franklin Templeton Investments since 1988.

The Fund pays Advisory Services a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2003, the management fee, before any reduction, was 0.74% of the Fund’s average daily net assets. Under an agreement by Advisory Services to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund, the Fund paid 0.73% of its average daily net assets to Advisory Services for its services. This reduction is required by the Board and an SEC order.

FRD-4 Franklin Rising Dividends Securities Fund - Class 1

Financial Highlights

FRD-5 Franklin Rising Dividends Securities Fund - Class 1

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	13.57	14.19	13.23	13.61	18.11
Net investment income[1]	.19	.16	.18	.20	.22
Net realized and unrealized gains (losses)	3.10	(.30)	1.60	2.18	(1.57)
Total from investment operations	3.29	(.14)	1.78	2.38	(1.35)
Distributions from net investment income	(.14)	(.19)	(.01)	(.50)	(.29)
Distributions from net realized gains	(.44)	(.29)	(.81)	(2.26)	(2.86)
Total distributions	(.58)	(.48)	(.82)	(2.76)	(3.15)
Net asset value, end of year	16.28	13.57	14.19	13.23	13.61
Total return (%)[2]	24.88	(1.32)	13.90	21.05	(9.70)
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	326,663	292,881	347,336	363,485	450,549
Ratios to average net assets: (%)
Expenses	.76	.78	.76	.78	.75
Net investment income	1.39	1.11	1.36	1.66	1.35
Portfolio turnover rate (%)	9.54	14.06	11.78	12.26	5.32

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

Franklin Small Cap Fund

Goal and Strategies

GOAL

The Fund’s investment goal is long-term capital growth.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization (small-cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy.

For this Fund, small-cap companies are those companies with market capitalization values not exceeding: (i) $1.5 billion or (ii) the highest market capitalization value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The Fund generally expects that the median market capitalization of its portfolio will significantly exceed that of the Russell 2000 Index. The manager may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company is no longer small-cap. The Fund may invest substantially in the technology sector (including electronic technology, technology services, and health technology).

In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of larger companies. When suitable opportunities are available, the Fund also may invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investor, pursuing a growth strategy. As a “bottom-up” investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for rapid growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Advantages, such as a particular marketing or product niche, proven technology, and industry leadership are all factors the manager believes point to strong long-term growth potential.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.

The Fund invests predominantly in small-cap companies.

FSC-1 Franklin Small Cap Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

STOCKS

While stocks have historically outperformed other types of investments over the long term, they tend to fluctuate in value more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company’s earnings, management or accounting practices can cause its stock price to decline, or a broad-based market drop can cause the stock prices of many companies to decline.

GROWTH STYLE INVESTING

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks also may be more volatile and expensive relative to their earnings or assets compared to value or other stocks.

SMALLER AND MID-SIZE COMPANIES

While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital growth, they also involve substantial risk and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Such companies can be particularly sensitive to changing economic conditions, including increases in interest rates because borrowing costs go up and it may be more difficult for them to obtain credit to expand or they may have difficulty in repaying any loans which have a floating interest rate, and their growth prospects are less certain.

For example, smaller and mid-size companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller and mid-size companies may be in new industries, or their new products or services may not find an established market or may become obsolete. Such securities may be less liquid which may adversely affect their price.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s reported performance than when the Fund is larger.

SECTOR FOCUS

By focusing on particular sectors from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Technology Companies. Technology company stocks have been subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies.

Electronic technology and technology services companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will rapidly become obsolete. These factors can affect the profitability of technology companies and, as a result, their value. In addition, because many Internet-related companies are in the emerging stage of development, they are particularly vulnerable to these risks.

Health technology companies may be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments which may make a company’s products or services obsolete in a short period of time.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

Because the stocks the Fund holds fluctuate in price with market conditions, the value of your investments in the Fund will fluctuate as well. This means you could lose money over short or even extended periods.

FSC-2 Franklin Small Cap Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	Since Inception 11/01/95

Franklin Small Cap Fund - Class 1[1]	37.61%	7.05%	9.88%
S&P 500[2]	28.67%	-0.57%	10.01%
Russell 2500TM Growth Index[2]	46.31%	3.83%	6.96%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry representation. It is a market value weighted index (stock price times number of shares outstanding). The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2500TM Growth Index is a market capitalization weighted index that measures the performance of those Russell 2,500 companies with higher price-to-book ratios and higher forecasted growth values. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

FSC-3 Franklin Small Cap Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees	0.51%
Other expenses	0.29%
Total annual Fund operating expenses	0.80%
Management fee reduction[1]	(0.04)%
Net annual Fund operating expenses[1]	0.76%

1. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$78	$243	$422	$942

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Zachary Perry, CFA PORTFOLIO MANAGER OF ADVISERS	Mr. Perry has been a manager of the Fund since March 2004, and has been with Franklin Templeton Investments since 1995.

Brad Carris PORTFOLIO MANAGER OF ADVISERS	Mr. Carris has been a manager of the Fund since March 2004. Prior to joining Franklin Templeton Investments in 2001, Mr. Carris was a Manager for Andersen Consulting where he worked for five years.

Michael McCarthy, CFA SENIOR VICE PRESIDENT OF ADVISERS	Mr. McCarthy has been a manager of the Fund since 1995, and has been with Franklin Templeton Investments since 1992.

The Fund pays Advisers a fee for managing the Fund’s assets. For the fiscal year ended December 31, 2003, the management fee, before any reduction, was 0.51% of the Fund’s average daily net assets. Under an agreement by Advisers to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund, the Fund paid 0.47% of its average daily net assets to Advisers for its services. This reduction is required by the Board and an SEC order.

FSC-4 Franklin Small Cap Fund - Class 1

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	12.79	17.97	21.25	26.87	13.72
Net investment income[1]	(.03)	(.02)	.09	.11	(.01)
Net realized and unrealized gains (losses)	4.84	(5.09)	(3.28)	(3.81)	13.25
Total from investment operations	4.81	(5.11)	(3.19)	(3.70)	13.24
Distributions from net investment income	—	(.07)	(.09)	—	(.08)
Distributions from net realized gains	—	—	—	(1.92)	(.01)
Total distributions	—	(.07)	(09)	(1.92)	(.09)
Net asset value, end of year	17.60	12.79	17.97	21.25	26.87
Total return (%)[2]	37.61	(28.52)	(15.02)	(14.60)	96.94
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	197,551	164,350	266,694	387,474	488,062
Ratios to average net assets: (%)
Expenses	.76	.79	.76	.75	.77
Net investment income (loss)	(.24)	(.16)	.50	.42	(.05)
Portfolio turnover rate (%)	45.00	29.59	37.94	19.49	39.49

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

FSC-5 Franklin Small Cap Fund - Class 1

Franklin Small Cap Value Securities Fund

Goal and Strategies

GOAL

The Fund’s investment goal is long-term total return.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization (small-cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. For this Fund, small-cap companies are those companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) not exceeding $2.5 billion, at the time of purchase.

The Fund invests mainly in equity securities of companies that the Fund’s manager believes are selling below the underlying value of their assets or their private market value (what a sophisticated investor would pay for the entire company). Following this strategy, the Fund normally invests in companies that have one or more of the following characteristics:

•	Stock prices that are low relative to current or future, or historical earnings, book value, cash flow, or sales—all relative to the market, a company’s industry or a company’s earnings growth.

•	Recent sharp price declines (fallen angels) but that still have growth potential in the manager’s opinion.

•	Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities.

The Fund may, from time to time, have significant investments in particular sectors. The Fund may also invest up to 25% of its total assets in foreign securities, but currently intends to limit its investments in foreign securities generally to less than 15% of its total assets.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy for this Fund. As a “bottom-up” adviser concentrating primarily on individual securities, the manager will focus on the market price of a company’s securities relative to its evaluation of the company’s potential long-term earnings, asset value or cash flow. The manager seeks bargains among the “under researched and unloved”, out of favor companies that offer, in the manager’s opinion, attractive long-term potential such as current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have growth potential in the manager’s opinion, and companies that are a potential turnaround or takeover target.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.

The Fund invests predominantly in small-cap companies.

FSV-1 Franklin Small Cap Value Securities Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other types of investments over the long term. Stocks, however, may fluctuate in value more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company’s earnings, management or accounting practices can cause its stock price to decline, or a broad-based market drop can cause the stock prices of many companies to decline.

VALUE STYLE INVESTING

Value securities may be considered cheap relative to the company’s perceived value and are often out of favor with other investors. The manager may invest in such securities if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company’s value (and do not become buyers, or become sellers), value securities may not increase in value as anticipated by the manager and may even decline in value.

The Fund’s bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered cheaply priced also may include companies reporting poor earnings, companies whose share prices have declined sharply (growth companies that have recently stumbled but in the manager’s opinion still have growth potential), turnarounds or cyclical companies, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly in anticipation of economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in anticipation of economic downturns.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risk and should be considered speculative. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, including increases in interest rates because borrowing costs go up and it may be more difficult for them to obtain credit to expand or they may have difficulty in repaying any loans, and their growth prospects are less certain.

For example, smaller companies may lack depth of management, or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may

be in new industries, or their new products or services may not find an established market or may become obsolete. Smaller companies’ securities may be less liquid which may adversely affect their price.

FOREIGN SECURITIES

Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates, and devaluations by governments), country risks (political, social and economic instability, for example, regional conflicts, terrorism and war; confiscatory taxation; and policies that have the effect of limiting or restricting foreign investment or the movement of assets), and company risks (different trading practices; less government supervision; less revealing accounting practices and less publicly available information; limited trading markets; and greater volatility).

DIVERSIFICATION

The Fund is non-diversified as defined by federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified Fund. Therefore, the Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The Fund intends, however, to meet certain tax diversification requirements.

SECTOR FOCUS

By having significant investments in particular sectors from time to time, the Fund could carry greater risk of adverse developments in a sector than a fund that always invests in a wider variety of sectors.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

Because the stocks the Fund holds fluctuate in price with market conditions, the value of your investment in the Fund will fluctuate as well. This means you could lose money over short or even extended periods.

FSV-2 Franklin Small Cap Value Securities Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	Since Inception 5/01/98

Franklin Small Cap Value Securities Fund - Class 1[1]	32.47%	11.86%	5.63%
Russell 2000 Value Index[2]	46.03%	12.28%	7.83%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. The unmanaged Russell 2000 Value Index is a market capitalization weighted index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index includes reinvested dividend and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

FSV-3 Franklin Small Cap Value Securities Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees	0.57%
Other expenses	0.19%
Total annual Fund operating expenses	0.76%
Management fee reduction[1]	(0.02)%
Net annual Fund operating expenses[1]	0.74%

1. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$76	$237	$411	$918

FSV-4 Franklin Small Cap Value Securities Fund - Class 1

Management

Franklin Advisory Services, LLC (Advisory Services), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

William J. Lippman PRESIDENT OF ADVISORY SERVICES	Mr. Lippman has been a manager of the Fund since 1998. He has more than 30 years’ experience in the securities industry, and has been with Franklin Templeton Investments since 1988.

Bruce C. Baughman, CPA SENIOR VICE PRESIDENT OF ADVISORY SERVICES	Mr. Baughman has been a manager of the Fund since 1998, and has been with Franklin Templeton Investments since 1988.

Donald G. Taylor, CPA SENIOR VICE PRESIDENT OF ADVISORY SERVICES	Mr. Taylor has been a manager of the Fund since 1998, and has been with Franklin Templeton Investments since 1996.

Margaret McGee VICE PRESIDENT OF ADVISORY SERVICES	Ms. McGee has been a manager of the Fund since 1998, and has been with Franklin Templeton Investments since 1988.

The Fund pays Advisory Services a fee for managing the Fund’s assets. For the fiscal year ended December 31, 2003, the management fee, before any reduction, was 0.57% of the Fund’s average daily net assets. Under an agreement by Advisory Services to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund, the Fund paid 0.55% of its average daily net assets to Advisory Services for its services. This reduction is required by the Board and an SEC order.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	9.70	10.97	9.86	7.90	7.79
Net investment income[1]	.06	.07	.11	.10	.05
Net realized and unrealized gains (losses)	3.08	(1.01)	1.29	1.89	.08
Total from investment operations	3.14	(.94)	1.40	1.99	.13
Distributions from net investment income	(.03)	(.05)	(.05)	(.03)	(.02)
Distributions from net realized gains	—	(.28)	(.24)	—	—
Total distributions	(.03)	(.33)	(.29)	(.03)	(.02)
Net asset value, end of year	12.81	9.70	10.97	9.86	7.90
Total return (%)[2]	32.47	(9.05)	14.21	25.23	1.65
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	37,108	28,720	32,604	19,455	11,320
Ratios to average net assets: (%)
Expenses	.74	.76	.77	.84	.81
Net investment income	.63	.63	1.07	1.13	.65
Portfolio turnover rate (%)	12.52	5.11	40.54	42.47	61.23

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

FSV-5 Franklin Small Cap Value Securities Fund - Class 1

Franklin Strategic Income Securities Fund

Goals and Strategies

GOALS

The Fund’s principal investment goal is to earn a high level of current income. Its secondary goal is long-term capital appreciation.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests mainly in U.S. and foreign debt securities, including those in emerging markets. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. There are no set percentage limitations on the amount the Fund invests in any particular types of debt securities. Rather, the Fund actively and flexibly shifts its investments among various types of debt securities to respond to current and expected economic conditions, including:

•	high yield and investment grade corporate bonds;

•	foreign government and agency bonds, including emerging market bonds;

•	mortgage securities and other asset-backed securities;

•	convertible securities, including preferred stocks and bonds convertible into common stocks;

•	U.S. government bonds; and

•	preferred stock (non-convertible).

The Fund may invest up to 100% of its assets in high yield, lower-quality debt securities. These securities are either rated below investment grade or, if unrated, determined by the Fund’s manager to be comparable. Investment grade debt securities are rated in top four rating categories by independent rating agencies such as Standard & Poor’s Ratings Group (S&P®) and Moody’s Investors Service (Moody’s). The Fund generally invests in below-investment grade debt securities rated at least Caa by Moody’s or CCC by S&P® or unrated securities the Fund’s manager determines are of comparable quality. However, the Fund may invest up to 10% of its net assets in defaulted debt securities if, in the opinion of the manager, it appears the issuer may resume interest payments or other advantageous developments appear likely in the near future. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager’s internal analysis. Because issuers of lower-rated bonds tend to be heavily represented in particular sectors, the Fund may, from time to time, have significant investments in one or more sectors.

The Fund invests in many different securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. In addition to U.S. Treasury notes and bonds, the Fund may also invest in mortgage-backed securities issued by agencies such as Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac), and asset-backed securities such as Small Business Administration obligations (SBA). The timely payment of principal and interest on U.S. Treasury securities, Ginnie Maes, and SBAs are backed by the full faith and credit of the U.S. government. Securities issued or guaranteed by Fannie Mae, Freddie Mac, and certain other U.S. government-sponsored entities do not carry this guarantee.

A mortgage-backed security is an interest in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool. A convertible security is generally a debt security or preferred stock that may be converted into common stock.

Derivative investments, such as forward currency exchange contracts, may be used to help manage interest rate and currency risks, increase liquidity, or invest in a particular stock or bond in a more efficient way. The manager intends to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk, largely by using forward currency exchange contracts (Hedging Instruments).

In addition to its main investments, the Fund also may invest in equity securities, largely common stock, or may receive other equities as a result of a corporate restructuring. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.

The Fund invests mainly in U.S. and foreign bonds, including high yield, lower-rated bonds.

FSI-1 Franklin Strategic Income Securities Fund - Class 1

PORTFOLIO SELECTION

The manager allocates its investments among the various types of debt available based on its assessment of changing economic, global market, industry, and issuer conditions. The manager uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers to take advantage of varying sector reactions to economic events. For example, the manager evaluates business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, the manager conducts its own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goals.

FSI-2 Franklin Strategic Income Securities Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

INTEREST RATE

Rate changes can be sudden and unpredictable. Debt securities tend to lose market value when interest rates rise and increase in value when interest rates decline. In general, securities with longer maturities or lower coupons are more sensitive to these rate changes. Increases in interest rates also may have an adverse effect on the issuers in which the Fund invests because they may find it more difficult to meet interest payments. A sub-category of interest rate risk is call risk. A debt security may be prepaid (called) before maturity. An issuer is more likely to call its bonds when interest rates are falling because the issuer can issue new securities with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large portion of its assets invested in bonds subject to call risk. A call or some or all of these bonds may lower the Fund’s income and yield.

CREDIT

An issuer may be unable to make interest payments or repay principal. Adverse changes in an issuer’s financial strength or in a security’s credit rating may reduce a security’s value and impact Fund performance. Securities supported by credit enhancements have the credit risk of the entity providing credit support.

Lower-rated securities. Debt securities that are rated below investment grade and comparable unrated securities generally have more risk than higher-rated securities and can be considered speculative. These securities, which are sometimes called “junk bonds,” generally pay higher yields than higher-rated securities to compensate investors for the higher risk.

Issuers of high yield debt securities are not as strong financially as those with higher credit ratings. Such issuers typically do not have the track record needed to receive an investment grade rating, have borrowed to finance acquisitions or to expand their operations, are seeking to refinance their debt at lower rates, or have been downgraded due to financial difficulties. These issuers are more likely to encounter financial difficulties and are more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates that could prevent them from making interest and principal payments. In addition, banks may tighten their credit standards, which may make it more difficult for issuers with weaker balance sheets to have access to capital to continue operations or to refinance their outstanding debt. If an issuer is not paying or stops paying interest and/or principal, payments may never resume. The Fund may lose its entire investment in a defaulted bond.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the issuer’s operations and to changes in the ratings assigned by rating agencies. In the case of companies, prices are often closely linked with, and typically fluctuate in response to factors that affect their stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher- quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

FOREIGN SECURITIES

Investing in foreign securities including securities of foreign governments typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Certain of the Fund’s investments may be issued and traded in foreign currencies. Adverse changes in foreign currencies and in currency exchange rates can dramatically decrease the value of the Fund’s foreign portfolio holdings.

Political and economic developments. The political, economic and social structures of some countries in

Changes in interest rates in markets around the world affect the prices of the Fund’s debt securities. If rates rise, the value of the Fund’s debt securities will fall and so too will the Fund’s share price. This means you could lose money.

FSI-3 Franklin Strategic Income Securities Fund - Class 1

which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, currency devaluations, foreign ownership limitations, confiscatory taxes, restrictions on the removal of currency or other assets, nationalization of assets, diplomatic and political developments (including rapid and adverse political changes, social instability, internal and regional conflicts, terrorism and war) and expropriation. The Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

Trading practices. Brokerage commissions and other fees generally are higher for foreign securities. There may be less effective government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Availability of information. Foreign issuers may be subject to less revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. issuers, and there may be less publicly available information about them.

Limited markets. Foreign securities markets may be less liquid, and even those that are generally considered to be liquid may become illiquid for short or extended periods. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit the Fund’s ability to sell them at favorable prices.

Emerging markets. The Fund’s investments in emerging market countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. Short-term volatility in these markets, and declines of 50% or more, are not unusual.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, and refinancing or foreclosure on the underlying mortgage or other loans. Principal prepayments generally increase when interest rates fall. The Fund may be forced to reinvest returned principal at lower interest rates, reducing the income of the Fund. A reduction in the anticipated rate of principal payments, which is most likely to occur during periods of rising interest rates, typically will increase the effective maturity of these securities. Securities with longer maturities tend to fall in value more sharply as interest rates rise. Issuers may have limited ability to enforce the security interest in the underlying assets and credit enhancements, if any, may be inadequate in the event of default.

U.S. GOVERNMENT SECURITIES

Although many U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. The Fund’s investments in securities which are not backed by the full faith and credit of the U.S. government depend upon the ability of the issuing agency or instrumentality to meet interest or principal payments, and may not permit recourse against the U.S. Treasury. Accordingly, the issuers of some securities considered to be U.S. government securities may be unable to make principal and interest payments when due.

CONVERTIBLE SECURITIES

The value of convertible securities may fluctuate with the market value of the underlying stock or, like a debt security, in response to changes in interest rates and the credit quality of the issuer. Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally also is less volatile than the underlying stock.

SECTOR FOCUS

By having significant investments in particular sectors from time to time, the Fund carries greater risk of

FSI-4 Franklin Strategic Income Securities Fund - Class 1

adverse developments in a sector than a fund that always invests in a wide variety of sectors.

DERIVATIVE SECURITIES, INCLUDING HEDGING INSTRUMENTS

The performance of derivative investments, including Hedging Instruments, depends on the performance of an underlying asset such as stock prices or currency exchange rates. Hedging Instruments used by this Fund may involve a small investment relative to the risk assumed. Their successful use will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

DIVERSIFICATION

The Fund is non-diversified as defined by the federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified Fund. Therefore, the Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. This may result in greater fluctuation in the value of the Fund’s shares. The Fund intends, however, to meet certain tax diversification requirements.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

FSI-5 Franklin Strategic Income Securities Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	Since Inception 7/1/99

Franklin Strategic Income Securities Fund - Class 1¹	20.36%	8.16%
Lehman Brothers U.S. Aggregate Index²	4.10%	7.72%
Lipper Multi-Sector Income Funds Average²	16.11%	6.37%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. Lipper, Inc. Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar-denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity. The Lipper Multi-Sector Income Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

FSI-6 Franklin Strategic Income Securities Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees	0.42%
Other expenses	0.25%
Total annual Fund operating expenses	0.67%
Management fee reduction[1]	(0.02%)
Net annual Fund operating expenses[1]	0.65%

1. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$66	$208	$362	$810

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Eric G. Takaha, CFA VICE PRESIDENT OF ADVISERS	Mr. Takaha has been a manager of the Fund since 1999, and has been with Franklin Templeton Investments since 1989.

Chris Molumphy, CFA EXECUTIVE VICE PRESIDENT OF ADVISERS	Mr. Molumphy has been a manager of the Fund since 1999, and has been with Franklin Templeton Investments since 1988.

The Fund pays Advisers a fee for managing the Fund’s assets. For the fiscal year ended December 31, 2003, the management fee, before any reduction, was 0.42% of the Fund’s average daily net assets. Under an agreement by Advisers to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund, the Fund paid 0.40% of its average daily net assets to Advisers for its services. This reduction is required by the Board and an SEC order.

FSI-7 Franklin Strategic Income Securities Fund - Class 1

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since the Fund’s inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002		2001		2000	1999[5]

Per share data ($)
Net asset value, beginning of year	10.37	9.87		9.89		9.96	10.00
Net investment income[1]	.65	.73		.76	[4]	.82	.38
Net realized and unrealized gains (losses)	1.44	(.23)		(.32)[4]		(.33)	(.12)
Total from investment operations	2.09	.50		.44		.49	.26
Distributions from net investment income	(.30)	—	[3]	(.46)		(.56)	(.30)
Net asset value, end of year	12.16	10.37		9.87		9.89	9.96
Total return (%)[2]	20.36	5.12		4.51		4.95	2.61
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	359,947	102,751		43,778		11,437	4,741
Ratios to average net assets: (%)
Expenses	.65	.66		.71		.75	.75	[6]
Expenses, excluding waiver and payments by affiliates	.65	.66		.71		.99	1.46	[6]
Net investment income	5.69	7.37		7.48	[4]	8.13	7.52	[6]
Portfolio turnover rate	49.87	45.78		35.21		29.19	9.96
Portfolio turnover rate excluding mortgage dollar rolls	32.74	40.50		30.32		29.19	9.96

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

3. Includes distributions of net investment income in the amount of $.005.

4. Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was a decrease to net investment income and a corresponding increase to the net realized and unrealized losses in the amount of $.018, and a decrease in the ratio of net investment income to average net assets by .18% for the year ended December 31, 2001. Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

5. For the period July 1, 1999 (effective date) to December 31, 1999.

6. Annualized.

FSI-8 Franklin Strategic Income Securities Fund - Class 1

Franklin U.S. Government Fund

Goal and Strategies

GOAL

The Fund’s investment goal is income.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. The Fund currently invests primarily in fixed and variable rate mortgage-backed securities, a substantial portion of which is in securities issued by the Government National Mortgage Association (Ginnie Mae).

Ginnie Maes represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. The individual loans are packaged or “pooled” together for sale to investors. As the underlying mortgage loans are paid off, investors receive periodic principal and interest payments. Ginnie Maes carry a guarantee backed by the full faith and credit of the U.S. government. The guarantee applies only to the timely payment of principal and interest on the mortgages in the pool, and does not apply to the market prices and yields of the Ginnie Maes or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions. Ginnie Mae yields (interest income as a percent of price) have historically exceeded the current yields on other types of U.S. government securities with comparable maturities, although interest rate changes and unpredictable prepayments can greatly change total return.

In addition to Ginnie Maes, the Fund may invest in mortgage-backed and other securities issued or guaranteed by the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac), or other U.S. government-sponsored entities. The Fund also may invest in U.S. government securities backed by other types of assets, including business loans guaranteed by the U.S. Small Business Administration, and obligations of the Tennessee Valley Authority (TVA). Finally, the Fund may invest in U.S. Treasury bonds, notes and bills, and securities issued by U.S. government agencies or authorities. Securities issued or guaranteed by Fannie Mae, Freddie Mac, TVA and certain other U.S. government-sponsored entities are not backed by the full faith and credit of the U.S. government, but rather are generally supported only by the creditworthiness of the issuer.

These debt securities may be fixed-rate, adjustable-rate, a hybrid of the two, or zero coupon securities. Zero coupon securities are debt securities that make no periodic interest payments but instead are sold at substantial discounts from their value at maturity. The zero coupon bonds purchased by the Fund are typically those which are issued or created by the U.S. government or its agencies, where the interest coupons have been “stripped off” a bond and the rights to principal and interest payments are sold separately. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Debt securities tend to increase in value when interest rates decline and decrease in value when interest rates rise.

PORTFOLIO SELECTION

The manager generally buys, and holds, high quality income securities. Using this straightforward approach, the manager seeks to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.

The Fund invests predominantly in U.S. government securities.

FUS-1 Franklin U.S. Government Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

INTEREST RATE

Rate changes can be sudden and unpredictable. Debt securities tend to lose market value when interest rates rise and increase in value when interest rates decline. Zero coupon bonds are more sensitive to interest rate changes and their price will fluctuate more than the prices of interest-paying bonds or notes for comparable maturities. In general, securities with longer maturities are more sensitive to these interest rate changes. A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the Fund seeks to reinvest interest payments or the proceeds from a matured debt security, resulting in less income received by the Fund.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including Ginnie Maes, Fannie Maes and Freddie Macs, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage or other loans. During periods of declining interest rates, the volume of principal prepayments generally increases, for example, as borrowers refinance their mortgages at lower rates. The Fund may be forced to reinvest returned principal at lower interest rates, reducing the Fund’s income. For this reason, mortgage-backed securities generally are less effective than other types of securities as a means of “locking in” long-term interest rates. A reduction in the anticipated rate of principal payments, which is most likely to occur during periods of rising interest rates, typically will increase the effective maturity of mortgage-backed securities. This makes them more susceptible than other debt securities to a decline in market value when interest rates rise. Issuers may also have limited ability to enforce the security interest in the underlying assets and credit enhancements, if any, may be inadequate in the event of default. Some asset-backed securities share these same risks.

CREDIT

Although many U.S. government-sponsored entities, such as Fannie Mae, Freddie Mac and the Tennessee Valley Authority, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. The Fund’s investments in securities which are not backed by the full faith and credit of the U.S. government depend upon the ability of the issuing agency or instrumentality to meet interest or principal payments, and may not permit recourse against the U.S. Treasury. Accordingly, the issuers of some securities considered to be U.S. government securities may be unable to make principal and interest payments when due.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

Changes in interest rates affect the prices of the Fund’s debt securities. If rates rise, the value of the Fund’s debt securities will fall and so too will the Fund’s share price. This means you could lose money over short or even extended periods.

FUS-2 Franklin U.S. Government Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	10 Years

Franklin U.S. Government Fund - Class[1]	2.43%	6.09%	6.43%
Lehman Brothers Intermediate U.S. Government Bond Index²	2.29%	6.18%	6.32%
Lipper VIP General U.S. Government Funds Average²	2.32%	5.65%	6.20%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. Lipper, Inc. Lehman Brothers Intermediate U.S. Government Bond Index includes securities issued by the U.S. Treasury or a U.S. government agency. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. All issues must have one to ten years to final maturity and must be investment grade. Lipper VIP General U.S. Government Funds Average is an equally weighted average calculation for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying fund universe. For the one-year period ended December 31, 2003, there were 48 funds in this category. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

FUS-3 Franklin U.S. Government Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees¹	0.50%
Other expenses	0.03%
Total annual Fund operating expenses	0.53%

1. The Fund administration fee is paid indirectly through the management fee.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$54	$170	$296	$665

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Jack Lemein EXECUTIVE VICE PRESIDENT OF ADVISERS	Mr. Lemein has been a manager of the Fund since 1989. Mr. Lemein has more than 30 years’ experience in the securities industry, and has been with Franklin Templeton Investments since 1984.

Roger Bayston, CFA SENIOR VICE PRESIDENT OF ADVISERS	Mr. Bayston has been a manager of the Fund since 1993, and has been with Franklin Templeton Investments since 1991.

Kent C. Burns, CFA PORTFOLIO MANAGER OF ADVISERS	Mr. Burns has been a manager of the Fund since 2002, and has been with Franklin Templeton Investments since 1994.

Douglas R. Magowan PORTFOLIO MANAGER OF ADVISERS	Mr. Magowan has been a manager of the Fund since 2002, and has been with Franklin Templeton Investments since 1993.

The Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2003, the Fund paid 0.50% of its average daily net assets to the Advisers for its services.

FUS-4 Franklin U.S. Government Fund - Class 1

Financial Highlights

FUS-5 Franklin U.S. Government Fund - Class 1

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001		2000	1999

Per share data ($)
Net asset value, beginning of year	13.61	13.16	13.16		11.78	13.89
Net investment income[1]	.51	.71	.80	[3]	.79	.83
Net realized and unrealized gains (losses)	(.18)	.57	.17	[3]	.60	(.96)
Total from investment operations	.33	1.28	.97		1.39	(.13)
Distributions from net investment income	(.72)	(.83)	(.97)		(.01)	(1.98)
Net asset value, end of year	13.22	13.61	13.16		13.16	11.78
Total return (%)[2]	2.43	10.08	7.62		11.82	(.94)
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	311,864	382,663	392,453		424,513	515,033
Ratios to average net assets: (%)
Expenses	.53	.54	.53		.52	.51
Net investment income	3.79	5.34	6.06	[3]	6.48	6.25
Portfolio turnover rate (%)	72.09	86.86	35.94		6.28	7.90
Portfolio turnover rate excluding mortgage dollar rolls	23.26	38.47	28.26		6.28	7.90

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

3. Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed income securities, as required. The effect of this change was an increase to net investment income and a corresponding decrease to the net realized and unrealized gains in the amount of $.016, and an increase in the ratio of net investment income to average net assets by .12% for the year ended December 31, 2001. Per share data and ratios for prior periods have not been restated to reflect his change in accounting policy.

Franklin Zero Coupon Funds: maturing in December 2005, 2010

Goal and Strategies

GOAL

Each Fund’s investment goal is to provide as high an investment return as is consistent with capital preservation.

MAIN INVESTMENTS

Under normal market conditions, each Fund will invest at least 80% of its net assets in zero coupon debt securities. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Of course, as a Fund approaches its Target Date, its investments will be made up of increasingly larger amounts of short-term money market investments, including cash and cash equivalents.

Each Fund invests primarily in U.S. Treasury issued stripped securities and stripped securities issued by the U.S. government or its agencies or authorities. The Fund also may invest a lesser amount in zero coupon securities issued by U.S. companies and stripped eurodollar obligations, which are U.S. dollar denominated debt securities typically issued by foreign subsidiaries of U.S. companies.

A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Debt securities tend to increase in value when interest rates decline and decrease in value when interest rates rise. Zero coupon securities are debt securities that make no periodic interest payments but instead are sold at substantial discounts from their value at maturity. The buyer receives the rate of return by the gradual appreciation of the zero coupon bond, which is redeemed at face value on the specified maturity date.

Stripped securities result from the separation of a bond’s interest coupons from the obligation to repay principal. A “coupon” strip is, in essence, a zero coupon bond, which has only the right to the repayment of principal. Stripped U.S. Treasury securities are backed by the full faith and credit of the U.S. government. The guarantee applies only to the timely payment of principal and does not apply to the market prices and yields of the zero coupon bonds or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions. The Fund normally may invest a substantial portion of its assets in stripped securities issued by government-sponsored entities which are not backed by the full faith and credit of the U.S. government. When the Fund invests in other than stripped U.S. Treasury securities, the zero coupon bonds will be rated at least A by independent rating agencies such as Standard & Poor’s Ratings Group or Moody’s Investors Services, Inc. or, if unrated, securities determined by the manager to be comparable.

PORTFOLIO SELECTION

In selecting investments for the Funds, the manager seeks to keep the average duration of each Fund to within twelve months of each Fund’s maturity Target Date. Duration is a measure of the length of an investment, taking into account the timing and amount of any interest payments and the principal repayment. By balancing investments with slightly longer and shorter durations, the manager believes it can reduce its unknown “reinvestment risk.” Since each Fund will not be invested entirely in zero coupon securities maturing on the Target Date but also will invest in money market securities, there will be some reinvestment risk and liquidation costs.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.

MATURITY

Each Fund matures on the third Friday of December of its specific maturity year (Target Date). On each Fund’s Target Date, the Fund will be converted into cash. At least 30 days prior to the Target Date, contract owners will be notified and given an opportunity to select another investment option. If an investor does not complete an instruction form directing what should be done with the cash proceeds, the proceeds will be automatically invested in a money market fund available under the contract and the contract owners will be notified of such event.

Each Fund seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific date in the future by investing predominantly in zero coupon debt securities.

FZ-1 Franklin Zero Coupon Funds - Class 1

Main Risks

Each Fund’s main risks may affect its share price, its distributions or income and, therefore, the Fund’s performance.

If Fund shares are redeemed prior to the maturity of the Fund, an investor may receive a significantly different investment return than anticipated at the time of purchase. Therefore, the Zero Coupon Funds may not be appropriate for contract owners who do not plan to invest for the long term or until maturity.

INTEREST RATE

Rate changes can be sudden and unpredictable. Debt securities tend to lose market value when interest rates rise and increase in value when interest rates decline. Because zero coupon securities do not pay interest, the market value of zeros can fall more dramatically than interest-paying securities of similar maturities when interest rates rise. In general, securities with longer maturities usually are more sensitive to interest rate changes. Thus, the Zero Coupon Fund 2010 may experience more volatility in its share price than the Zero Coupon Fund 2005.

CREDIT

An issuer may be unable to make interest payments or repay principal. Adverse changes in an issuer’s financial strength or in a security’s credit rating may reduce a security’s value and, thus, impact Fund performance.

U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities, such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks, issue securities in which the Fund may invest. Although such entities may be chartered or sponsored by Acts of Congress, they are not funded by Congressional appropriations; and, in general, their securities are neither issued nor guaranteed by the U.S. Treasury and are not supported by the full faith and credit of the U.S. government. In most cases, their securities are supported only by the credit of the government-sponsored entity, standing alone. In other cases, the securities of a government-sponsored entity may be supported by the entity’s ability to borrow from the Treasury, or may be supported by the U.S. government in some other way.

More detailed information about the Funds, their policies, and risks can be found in the SAI.

Changes in interest rates affect the prices of the Fund’s debt securities. If rates rise, the value of the Fund’s debt securities will fall and so too will the Fund’s share price. This means you could lose money.

FZ-2 Franklin Zero Coupon Funds - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	10 Years

Franklin Zero Coupon Fund, 2005 - Class 1¹	2.01%	5.33%	6.77%
Merrill Lynch 5-Year Zero Coupon Bond Total Return Index²	2.57%	7.17%	7.03%
Merrill Lynch 2-Year Zero Coupon Bond Total Return Index[2]	2.31%	5.76%	5.93%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. The unmanaged Merrill Lynch Zero Coupon Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

FZ-3 Franklin Zero Coupon Funds - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	10 Years

Franklin Zero Coupon Fund, 2010 - Class 1[1]	3.59%	6.49%	8.49%
Merrill Lynch 10-Year Zero Coupon Bond Total Return Index[2]	2.61%	7.30%	8.40%
Merrill Lynch 5-Year Zero Coupon Bond Total Return Index[2]	2.57%	7.17%	7.03%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. The unmanaged Merrill Lynch Zero Coupon Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

FZ-4 Franklin Zero Coupon Funds - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The tables and the examples do not include any fees or sales charges imposed by the variable insurance contract for which the Funds are an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1	Franklin Zero Coupon Fund, 2005	Franklin Zero Coupon Fund, 2010

Maximum sales charge (load) imposed on purchases	N/A	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1	Franklin Zero Coupon Fund, 2005	Franklin Zero Coupon Fund, 2010

Management fees¹	0.62%	0.61%
Other expenses	0.06%	0.04%
Total annual Fund operating expenses	0.68%	0.65%

1. The Funds’ administration fees are paid indirectly through the management fees.

EXAMPLE

This example can help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. They assume:

•	You invest $10,000 for the periods shown;

•	Each investment has a 5% return each year; and

•	Each Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Franklin Zero Coupon Fund 2005 - Class 1	$69	$218	$379	$847
Franklin Zero Coupon Fund 2010 - Class 1	$66	$208	$362	$810

FZ-5 Franklin Zero Coupon Funds - Class 1

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Funds’ investment manager.

The team responsible for the Funds’ management is:

Roger Bayston, CFA SENIOR VICE PRESIDENT OF ADVISERS	Mr. Bayston has been a manager of the Funds since 1999, and has been with Franklin Templeton Investments since 1991.

Jack Lemein EXECUTIVE VICE PRESIDENT OF ADVISERS	Mr. Lemein has been a manager of the Funds since 1989. Mr. Lemein has more than 30 years’ experience in the securities industry, and has been with Franklin Templeton Investments since 1984.

Kent C. Burns, CFA PORTFOLIO MANAGER OF ADVISERS	Mr. Burns has been a manager of the Funds since 2002, and has been with Franklin Templeton Investments since 1994.

Douglas R. Magowan PORTFOLIO MANAGER OF ADVISERS	Mr. Magowan has been a manager of the Funds since 2002, and has been with Franklin Templeton Investments since 1993.

Each Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2003, the Zero Coupon Fund 2005 and Zero Coupon Fund 2010 paid 0.62% and 0.61%, respectively, of their average daily net assets to Advisers for its services.

FZ-6 Franklin Zero Coupon Funds - Class 1

Financial Highlights

These tables present the financial information of Class 1 shares for the past five years or since inception. Each table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Funds’ annual report, which is available upon request.

Zero Coupon Fund, Maturing 2005 - Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	16.43	16.02	15.88	14.51	17.74
Net investment income[1]	.87	.94	.94	.93	.98
Net realized and unrealized gains (losses)	(.53)	.61	.42	.84	(2.01)
Total from investment operations	.34	1.55	1.36	1.77	(1.03)
Distributions from net investment income	(.80)	(1.02)	(1.04)	(.01)	(2.10)
Distributions from net realized gains	(.06)	(.12)	(.18)	(.39)	(.10)
Total distributions	(.86)	(1.14)	(1.22)	(.40)	(2.20)
Net asset value, end of year	15.91	16.43	16.02	15.88	14.51
Total return (%)[2]	2.01	10.11	8.93	12.56	(5.88)
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	76,371	71,051	60,233	62,288	65,895
Ratios to average net assets: (%)
Expenses	.68	.68	.68	.66	.65
Net investment income	5.40	5.85	5.87	6.27	5.93
Portfolio turnover rate (%)	5.07	12.63	2.02	32.88	15.87

Zero Coupon Fund, Maturing 2010 - Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	16.61	15.33	16.50	14.15	19.05
Net investment income[1]	.82	.87	.92	.94	.99
Net realized and unrealized gains (losses)	(.20)	2.03	(.06)	1.67	(3.24)
Total from investment operations	.62	2.90	.86	2.61	(2.25)
Distributions from net investment income	(.68)	(.95)	(1.21)	(.02)	(2.14)
Distributions from net realized gains	—	(.67)	(.82)	(.24)	(.51)
Total distributions	(.68)	(1.62)	(2.03)	(.26)	(2.65)
Net asset value, end of year	16.55	16.61	15.33	16.50	14.15
Total return (%)[2]	3.59	20.10	5.62	18.72	(12.24)
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	72,833	68,489	51,002	56,720	66,049
Ratios to average net assets: (%)
Expenses	.65	.68	.68	.65	.65
Net investment income	4.77	5.48	5.73	6.28	5.83
Portfolio turnover rate (%)	38.37	19.03	23.68	34.39	19.30

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

FZ-7 Franklin Zero Coupon Funds - Class 1

Mutual Discovery Securities Fund

Goal and Strategies

GOAL

The Fund’s investment goal is capital appreciation.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests mainly in equity securities (including securities convertible into, or that the manager expects to be exchanged for, common or preferred stock) of companies of any nation that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests substantially in:

•	Undervalued Stocks. Stocks trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

•	Risk Arbitrage Securities. Securities of companies that are involved in restructurings such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers or securities that the manager believes are cheap relative to an economically similar security of another or the same company.

•	Distressed Companies. Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities.

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums governing the size of the companies in which it may invest. However, the Fund invests substantially in medium and large capitalization companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) greater than $1.5 billion. The Fund also may invest a significant portion of its assets in small capitalization companies.

While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.

The Fund expects to invest substantially and may invest up to 100% of its assets in foreign investments, which may include sovereign debt and participations in foreign government debt. A debt security obligates the issuer to the bondholders or creditors, both to repay a loan of money at a future date and generally to pay interest.

The Fund may, from time to time, attempt to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts (Hedging Instruments), when, in the manager’s opinion, it would be advantageous to the Fund to do so.

The Fund may also engage from time to time in an “arbitrage” strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

The Fund’s investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company’s direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The

The Fund invests mainly in equity securities of U.S. and foreign companies the manager believes are undervalued.

MD-1 Mutual Discovery Securities Fund - Class 1

Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

PORTFOLIO SELECTION

The manager employs a research driven, fundamental value strategy. In choosing equity investments, the manager focuses on the market price of a company’s securities relative to the manager’s own evaluation of the company’s asset value, book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations are generally selected based on the manager’s own analysis of the security’s intrinsic value rather than the coupon rate or rating of the security or investment. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

TEMPORARY INVESTMENTS

The manager may keep a portion, which may be significant at times, of the Fund’s assets in cash or invested in high-quality, short-term money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund’s investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the manager believes market or economic conditions are unfavorable for investors, it may invest all or substantially all of the Fund’s assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.

MD-2 Mutual Discovery Securities Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other types of investments over the long term. Stocks, however, may fluctuate in value more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company’s earnings, management, or accounting practices can cause its stock price to decline, or a broad-based market drop can cause the stock prices of many companies to decline.

VALUE STYLE INVESTING

Value securities may not increase in price as anticipated by the manager, and may even decline in value, if other investors fail to recognize the company’s value (and do not become buyers, or become sellers), or favor investing in faster-growing companies, or if events or factors that the manager believes will increase a security’s value do not occur.

The Fund’s bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered “cheaply” priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered “cheap” in the manager’s opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

A merger, tender or exchange offer, or other corporate restructuring proposed at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Also, debt obligations of Distressed Companies typically are unrated, lower rated, in default, or close to default and may become worthless.

FOREIGN SECURITIES

Investing in foreign securities including securities of foreign governments typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Certain of the Fund’s investments may be issued and traded in foreign currencies. Adverse changes in foreign currencies and in currency exchange rates can dramatically decrease the value of the Fund’s foreign portfolio holdings.

Political and economic developments. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, currency devaluations, foreign ownership limitations, confiscatory taxes, restrictions on the removal of currency or other assets, nationalization of assets, diplomatic and political developments (including rapid and adverse political changes, social instability, internal and regional conflicts, terrorism and war) and expropriation. The Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

Trading practices. Brokerage commissions and other fees may be higher for foreign securities. There may be less effective government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Because the stocks the Fund holds fluctuate in price with market conditions, the value of your investment in the Fund will fluctuate as well. This means you could lose money over short or even extended periods.

MD-3 Mutual Discovery Securities Fund - Class 1

Availability of information. Foreign issuers may be subject to less revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. issuers, and there may be less publicly available information about them.

Limited markets. Markets may be less liquid, and even those that are generally considered to be liquid may become illiquid for short or extended periods. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit the Fund’s ability to sell them at favorable prices.

SMALLER AND MID-SIZE COMPANIES

While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital growth, they also involve substantial risk and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Such companies can be particularly sensitive to changing economic conditions including increases in interest rates because borrowing costs go up and it may be more difficult for them to obtain credit to expand or they may have difficulty in repaying any loans which have a floating interest rate, and their growth prospects are less certain.

CREDIT

An issuer may be unable to make interest payments or repay principal. Adverse changes in an issuer’s financial strength or in a security’s credit rating may reduce a security’s value.

Lower-rated and unrated debt securities, including indebtedness and participations. Lower-rated and unrated debt securities generally have more risk, fluctuate more in price, and are less liquid than higher rated securities and can be considered speculative. Prices are especially sensitive to developments affecting the issuer’s operations and to rating changes, and in the case of companies, typically fluctuate in response to factors that affect their stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in bonds that are not in default. Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness.

HEDGING INSTRUMENTS

The Fund may attempt to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

Forward foreign currency exchange contracts are considered derivative investments, because their value depends on the value of an underlying asset to be purchased or sold. The Fund’s investment in derivatives may involve a small investment relative to the risk assumed. To the extent the Fund enters into these transactions, their successful use will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out its position because the trading market becomes illiquid.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. Illiquid securities may not be readily sold or may only be resold at a price significantly lower than if they were liquid.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

MD-4 Mutual Discovery Securities Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	Since Inception 11/08/96

Mutual Discovery Securities Fund - Class 1[1]	29.19%	10.02%	9.11%
S&P 500[2]	28.67%	-0.57%	7.92%
MSCI World Index[2]	33.76%	-0.39%	5.42%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding). The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the developed markets globally. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

MD-5 Mutual Discovery Securities Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees	0.80%
Other expenses	0.24%
Total annual Fund operating expenses	1.04%

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$106	$331	$574	$1,271

Management

Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

David J. Winters, CFA PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF FRANKLIN MUTUAL	Mr. Winters has been a manager of the Fund since 1998, and has been with Franklin Templeton Investments since 1996.

Timothy Rankin, CFA ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL	Mr. Rankin has been an assistant portfolio manager of the Fund since 2001, and has been with Franklin Templeton Investments since 1997.

The Fund pays Franklin Mutual a fee for managing the Fund’s assets. For the fiscal year ended December 31, 2003, the Fund paid 0.80% of its average daily net assets to Franklin Mutual for its services.

MD-6 Mutual Discovery Securities Fund - Class 1

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	11.06	12.56	14.55	13.57	11.29
Net investment income[1]	.19	.19	.24	.26	.17
Net realized and unrealized gains (losses)	3.01	(1.28)	(.08)	1.14	2.48
Total from investment operations	3.20	(1.09)	.16	1.40	2.65
Distributions from net investment income	(.22)	(.19)	(.30)	(.42)	(.37)
Distributions from net realized gains	—	(.22)	(1.85)	—	—
Total distributions	(.22)	(.41)	(2.15)	(.42)	(.37)
Net asset value, end of year	14.04	11.06	12.56	14.55	13.57
Total return (%)[2]	29.19	(9.06)	.39	10.45	23.76
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	134,332	122,011	164,527	191,051	202,777
Ratios to average net assets: (%)*
Expenses[3]	1.04	1.03	1.02	1.02	1.01
Net investment income	1.48	1.55	1.76	1.80	1.42
Portfolio turnover rate (%)	41.52	47.46	64.58	74.77	104.69
*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	1.01	1.02	1.00	.98	.99

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

MD-7 Mutual Discovery Securities Fund - Class 1

Mutual Shares Securities Fund

Goals and Strategies

GOALS

The Fund’s principal investment goal is capital appreciation. Its secondary goal is income.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests mainly in equity securities (including securities convertible into, or that the manager expects to be exchanged for, common or preferred stock) of companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests substantially in:

•	Undervalued Stocks. Stocks trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

•	Risk Arbitrage Securities. Securities of companies that are involved in restructurings such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers or securities that the manager believes are cheap relative to an economically similar security of another or the same company.

•	Distressed Companies. Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities.

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums governing the size of the companies in which it may invest. However, the Fund invests substantially in medium and large capitalization companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) greater than $1.5 billion. The Fund also may invest a significant portion of its assets in small capitalization companies.

While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.

The Fund expects to invest significantly in foreign investments, which may include sovereign debt and participations in foreign government debt. A debt security obligates the issuer to the bondholders or creditors, both to repay a loan of money at a future date and generally to pay interest.

The Fund may, from time to time, attempt to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts (Hedging Instruments), when, in the manager’s opinion, it would be advantageous to the Fund to do so.

The Fund may also engage from time to time in an “arbitrage” strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

The Fund’s investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company’s direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company

The Fund invests mainly in equity securities of companies the manager believes are undervalued.

MS-1 Mutual Shares Securities Fund - Class 1

ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

PORTFOLIO SELECTION

The manager employs a research driven, fundamental value strategy. In choosing equity investments, the manager focuses on the market price of a company’s securities relative to the manager’s own evaluation of the company’s asset value, book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations are generally selected based on the manager’s own analysis of the security’s intrinsic value rather than the coupon rate or rating of the security or investment. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

TEMPORARY INVESTMENTS

The manager may keep a portion, which may be significant at times, of the Fund’s assets in cash or invested in high-quality, short-term money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund’s investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the manager believes market or economic conditions are unfavorable for investors, it may invest all or substantially all of the Fund’s assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.

MS-2 Mutual Shares Securities Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other types of investments over the long term. Stocks, however, may fluctuate in value more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company’s earnings, management, or accounting practices can cause its stock price to decline, or a broad-based market drop can cause the stock prices of many companies to decline.

VALUE STYLE INVESTING

Value securities may not increase in price as anticipated by the manager, and may even decline in value, if other investors fail to recognize the company’s value (and do not become buyers, or become sellers), or favor investing in faster-growing companies, or if events or factors that the manager believes will increase a security’s value do not occur.

The Fund’s bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered “cheaply” priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered “cheap” in the manager’s opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

A merger, tender or exchange offer, or other corporate restructuring proposed at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Also, debt obligations of Distressed Companies typically are unrated, lower rated, in default, or close to default and may become worthless.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Certain of the Fund’s investments may be issued and traded in foreign currencies. Adverse changes in foreign currencies and in currency exchange rates can dramatically decrease the value of the Fund’s foreign portfolio holdings.

Political and economic developments. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, currency devaluations, foreign ownership limitations, confiscatory taxes, restrictions on the removal of currency or other assets, nationalization of assets, diplomatic and political developments (including rapid and adverse political changes, social instability, internal and regional conflicts, terrorism and war) and expropriation. The Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

Trading practices. Brokerage commissions and other fees may be higher for foreign securities. There may be less effective government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Availability of information. Foreign issuers may be subject to less revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. issuers, and there may be less publicly available information about them.

MS-3 Mutual Shares Securities Fund - Class 1

Because the stocks the Fund holds fluctuate in price with market conditions, the value of your investment in the Fund will fluctuate as well. This means you could lose money over short or even extended periods.

Limited markets. Markets may be less liquid, and even those that are generally considered to be liquid may become illiquid for short or extended periods. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit the Fund’s ability to sell them at favorable prices.

SMALLER AND MID-SIZE COMPANIES

While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital growth, they also involve substantial risk and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Such companies can be particularly sensitive to changing economic conditions including increases in interest rates because borrowing costs go up and it may be more difficult for them to obtain credit to expand or they may have difficulty in repaying any loans which have a floating interest rate, and their growth prospects are less certain.

CREDIT

An issuer may be unable to make interest payments or repay principal. Adverse changes in an issuer’s financial strength or in a security’s credit rating may reduce a security’s value.

Lower-rated and unrated debt securities, including indebtedness and participations. Lower-rated and unrated debt securities generally have more risk, fluctuate more in price, and are less liquid than higher rated securities and can be considered speculative. Prices are especially sensitive to developments affecting the issuer’s operations and to rating changes, and in the case of companies, typically fluctuate in response to factors that affect their stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in bonds that are not in default. Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness.

HEDGING INSTRUMENTS

The Fund may attempt to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

Forward foreign currency exchange contracts are considered derivative investments, because their value depends on the value of an underlying asset to be purchased or sold. The Fund’s investment in derivatives may involve a small investment relative to the risk assumed. To the extent the Fund enters into these transactions, their successful use will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out its position because the trading market becomes illiquid.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. Illiquid securities may not be readily sold or may only be resold at a price significantly lower than if they were liquid.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

MS-4 Mutual Shares Securities Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, performance would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	Since Inception 11/08/96

Mutual Shares Securities Fund - Class 1[1]	25.48%	8.94%	9.17%
S&P 500 Index[2]	28.67%	-0.57%	7.92%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding). The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

MS-5 Mutual Shares Securities Fund - Class 1

Fees and Expenses

MUTUAL SHARES SECURITIES FUND - CLASS 1

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees	0.60%
Other expenses	0.20%
Total annual Fund operating expenses	0.80%

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$82	$255	$444	$990

Management

Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

David J. Winters, CFA PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF FRANKLIN MUTUAL	Mr. Winters has been a manager of the Fund since 2001, and has been with Franklin Templeton Investments since 1996.

Timothy M. Rankin, CFA ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL	Mr. Rankin has been an assistant portfolio manager of the Fund since 2001, and has been with Franklin Templeton Investments since 1997.

Debbie Turner, CFA ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL	Ms. Turner has been an assistant portfolio manager of the Fund since 2001, and has been with Franklin Templeton Investments since 1996.

The Fund pays Franklin Mutual a fee for managing the Fund’s assets. For fiscal year ended December 31, 2003, the Fund paid a fee of 0.60% of its average daily net assets to Franklin Mutual for its services.

MS-6 Mutual Shares Securities Fund - Class 1

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	12.09	14.08	14.24	13.23	11.96
Net investment income[1]	.18	.20	.21	.30	.20
Net realized and unrealized gains (losses)	2.88	(1.78)	.86	1.42	1.41
Total from investment operations	3.06	(1.58)	1.07	1.72	1.61
Distributions from net investment income	(.15)	(.12)	(.29)	(.38)	(.34)
Distributions from net realized gains	—	(.29)	(.94)	(.33)	—
Total distributions	(.15)	(.41)	(1.23)	(.71)	(.34)
Net asset value, end of year	15.00	12.09	14.08	14.24	13.23
Total return (%)[2]	25.48	(11.56)	7.31	13.62	13.40
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	312,386	288,928	399,336	407,063	448,278
Ratios to average net assets: (%)*
Expenses	.80	.80	.79	.80	.79
Net investment income	1.33	1.57	1.42	2.23	1.59
Portfolio turnover rate (%)	55.71	49.80	54.73	66.67	80.02
* Ratios to average net assets, excluding dividend expense on securities sold short.
Expenses	.76	.79	.78	.77	.77

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

MS-7 Mutual Shares Securities Fund - Class 1

Templeton Developing Markets Securities Fund

Goal and Strategies

GOAL

The Fund’s investment goal is long-term capital appreciation.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy.

Emerging market investments generally include equity securities that trade in emerging markets or are issued by companies that derive significant revenue from goods, services, or sales produced, or have their principal activities or significant assets, in emerging market countries.

Emerging market countries generally include those considered to be emerging by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. These countries are typically located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. The manager generally seeks to diversify across both countries and sectors, but may from time to time have significant or substantial investments in one or more countries or sectors in part because in some countries particular sectors dominate. Emerging market equity securities and emerging market countries are more fully described in the SAI.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities. While the Fund has no specific policy regarding the market capitalization of issuers in which it will invest, because of the nature of emerging market issuers, a significant or substantial portion of the Fund’s investments in equity securities of such issuers may be in small capitalization companies, that is, in companies with a market capitalization less than $1.5 billion.

In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of developed market countries. The Fund also may invest in American, Global and European Depositary Receipts, which are certificates issued by a bank or trust company that represent ownership in underlying securities issued by a domestic or foreign issuer.

PORTFOLIO SELECTION

The manager’s investment philosophy is “bottom-up,” value-oriented, and long-term. In choosing investments, the Fund’s manager may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, the manager focuses on the market price of a company’s securities relative to its evaluation of the company’s potential long-term (typically 5 years) earnings, asset value, cash flow, and balance sheet. A company’s historical value measures, including price/earnings ratio, book value, profit margins and liquidation value, will also be considered, but are not limiting factors.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in U.S. or non-U.S. currency fixed income investments. Such investments may be medium-term (less than 5 years for this Fund) or short-term, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.

The Fund invests predominantly in emerging markets.

TD-1 Templeton Developing Markets Securities Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other types of investments over the long term. Stocks, however, may fluctuate in value more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company’s earnings, management or accounting practices can cause its price to decline, or a broad-based market drop can cause the stock prices of many companies to decline.

VALUE STYLE INVESTING

Value stock prices are considered “cheap” relative to the company’s perceived value and are often out of favor with other investors. The manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company’s value (and do not become buyers, or become sellers), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager and may even decline in value.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. Emerging markets in particular can experience significant price volatility in any given year, and even daily. The Fund should be thought of as a long-term investment for the aggressive portion of a well-diversified portfolio.

Currency exchange rates. Many of the Fund’s investments may be issued and traded in foreign currencies. Adverse changes in foreign currencies and in currency exchange rates can dramatically decrease the value of the Fund’s foreign portfolio holdings.

Political and economic developments. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, currency devaluations, foreign ownership limitations, confiscatory taxes, restrictions on the removal of currency or other assets, nationalization of assets, and expropriation. Diplomatic and political developments could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries, including rapid and adverse political changes, social instability, internal and regional conflicts, terrorism and war. The Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

Trading practices. Brokerage commissions and other fees may be higher for foreign securities. There may be less effective government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Availability of information. Foreign companies may be subject to less revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. companies, and there may be less publicly available information about them.

Limited markets. Foreign securities markets may be less liquid, and even those which are generally considered to be liquid may become illiquid for short or extended periods. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit the Fund’s ability to sell them at favorable prices.

Emerging markets. The Fund’s investments in emerging market countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support

Because the stocks the Fund holds fluctuate in price with emerging market conditions and currencies, the value of your investment in the Fund will fluctuate as well. This means you could lose money over short or even extended periods.

TD-2 Templeton Developing Markets Securities Fund - Class 1

securities markets. Some of the additional significant risks include:

•	Political and social uncertainty.

•	Currency exchange rate volatility.

•	Pervasiveness of corruption and crime.

•	Delays in settling portfolio transactions.

•	Risk of loss arising out of systems of share registration and custody.

•	Markets that are comparatively smaller and less liquid than developed markets. Short-term volatility in these markets, and declines of 50% or more, are not unusual.

•	Less effective or irregular government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

•	Currency and capital controls and restrictions (which may have an adverse affect on the value of the securities of companies that trade or operate in emerging market countries).

•	Greater sensitivity to interest rate changes.

SMALLER COMPANIES

While smaller companies, and to some extent mid-size companies, may offer substantial opportunities for capital growth, they also involve substantial risk and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Such companies can be particularly sensitive to changing economic conditions, including increases in interest rates because borrowing costs rise, making it more difficult for small companies to obtain credit to expand or they may have difficulty in repaying any loans which have a floating interest rate and their growth prospects are less certain.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the Fund invests a significant portion of its assets in a particular country, sector or industry at any time, the Fund may carry a greater risk of loss due to adverse developments affecting that country, industry or sector than if the Fund always maintained wide diversification among the countries, sectors or industries in which it invests.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

TD-3 Templeton Developing Markets Securities Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	Since Inception 03/04/96

Templeton Developing Markets Securities Fund - Class 1	53.74%	8.22%	-3.07%
MSCI Emerging Markets Free Index²	56.28%	10.62%	1.21%
S&P/IFC Investable Composite Index²	57.16%	11.87%	2.36%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains. Performance prior to the May 1, 2000 merger reflects the historical performance of Templeton Developing Markets Fund.

2. Source: Standard & Poor’s Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a free float-adjusted, market-capitalization weighted index that is designed to measure equity market performance in the global emerging markets. The index measures the total return of the equity securities. The S&P/International Finance Corporation’s (IFC) Investable Composite Index is a free-float market capitalization-weighted index that is designed to measure the equity performance of global emerging markets. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

TD-4 Templeton Developing Markets Securities Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees	1.25%
Other expenses	0.30%
Total annual Fund operating expenses	1.55%

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual Funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$158	$490	$845	$1,845

Management

Templeton Asset Management Ltd. (Asset Management), 7 Temasek Boulevard, #38-03, Suntec Tower 1, Singapore 038987, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Dr. J. Mark Mobius MANAGING DIRECTOR OF ASSET MANAGEMENT	Dr. Mobius has been a manager of the Fund since 1996, and has been with Franklin Templeton Investments since 1987.

Tom Wu DIRECTOR OF ASSET MANAGEMENT	Mr. Wu has been a manager of the Fund since 1996, and has been with Franklin Templeton Investments since 1987.

H. Allan Lam PORTFOLIO MANAGER OF ASSET MANAGEMENT	Mr. Lam has been a manager of the Fund since 1996, and has been with Franklin Templeton Investments since 1987.

Eddie Chow PORTFOLIO MANAGER OF ASSET MANAGEMENT	Mr. Chow has been a manager of the Fund since 1996, and has been with Franklin Templeton Investments since 1994.

Dennis Lim DIRECTOR OF ASSET MANAGEMENT	Mr. Lim has been a manager of the Fund since 1996, and has been with Franklin Templeton Investments since 1990.

Tek-Khoan Ong PORTFOLIO MANAGER OF ASSET MANAGEMENT	Mr. Ong has been a manager of the Fund since 1996, and has been with Franklin Templeton Investments since 1993.

The Fund pays Asset Management a fee for managing the Fund’s assets. For the fiscal year ended December 31, 2003, the Fund paid 1.25% of its average daily net assets to Asset Management for its services.

TD-5 Templeton Developing Markets Securities Fund - Class 1

Financial Highlights1

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	4.71	4.78	5.25	7.77	5.13
Net investment income²	.13	.07	.08	.07	.05
Net realized and unrealized gains (losses)	2.38	(.06)	(.50)	(2.52)	2.67
Total from investment operations	2.51	.01	(.42)	(2.45)	2.72
Distributions from net investment income	(.08)	(.08)	(.05)	(.07)	(.08)
Net asset value, end of year	7.14	4.71	4.78	5.25	7.77
Total return (%)³	53.74	.04	(8.08)	(31.76)	53.84
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	359,299	225,454	240,289	301,645	297,605
Ratios to average net assets: (%)
Expenses	1.55	1.58	1.57	1.56	1.50
Net investment income	2.35	1.45	1.64	1.13	.82
Portfolio turnover rate (%)	46.20	57.91	78.29	89.48	60.27

1. Financial highlights for periods prior to the May 1, 2000 merger reflect historical financial information of Templeton Developing Markets Fund.

2. Based on average daily shares outstanding.

3. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

TD-6 Templeton Developing Markets Securities Fund - Class 1

Templeton Foreign Securities Fund

Goal and Strategies

GOAL

The Fund’s investment goal is long-term capital growth.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. While there are no set percentage targets, the Fund primarily invests in large to medium capitalization companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) greater than $2 billion.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities.

The Fund may, from time to time, have significant investments in one or more countries or in particular sectors such as financial services.

The Fund may use various derivative instruments and strategies seeking to protect its assets, implement a cash management strategy or enhance its returns. The Fund currently may invest up to 5% of its total assets in swap agreements, put and call options and collars. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

PORTFOLIO SELECTION

The manager’s investment philosophy is “bottom-up,” value-oriented, and long-term. In choosing investments, the Fund’s manager will focus on the market price of a company’s securities relative to its evaluation of the company’s potential long-term earnings, asset value and cash flow. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered, but are not limiting factors.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.

The Fund invests predominantly in issuers located outside the U.S., including those in emerging markets.

TF-1 Templeton Foreign Securities Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other types of investments over the long term. Stocks, however, may fluctuate in value more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company’s earnings, management, or accounting practices can cause its stock price to decline, or a broad-based market drop can cause the stock prices of many companies to decline.

VALUE STYLE INVESTING

Value stock prices are considered “cheap” relative to the company’s perceived value and are often out of favor with other investors. The manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company’s value (and do not become buyers, or become sellers), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager and may even decline in value.

FOREIGN SECURITIES

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Many of the Fund’s investments may be issued and traded in foreign currencies. Adverse changes in foreign currencies and in currency exchange rates can dramatically decrease the value of the Fund’s foreign portfolio holdings.

Political and economic developments. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, currency devaluations, foreign ownership limitations, confiscatory taxes, restrictions on the removal of currency or other assets, nationalization of assets, and expropriation. Diplomatic and political developments could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries, including rapid and adverse political changes, social instability, internal and regional conflicts, terrorism and war. The Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

Trading practices. Brokerage commissions and other fees may be higher for foreign securities. There may be less effective government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Availability of information. Foreign companies may be subject to less revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. companies, and there may be less publicly available information about them.

Limited markets. Foreign securities markets may be less liquid, and even those that are generally considered to be liquid may become illiquid for short or extended periods. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit the Fund’s ability to sell them at favorable prices.

Emerging markets. The Fund’s investments in emerging market countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. Short-term volatility in these markets, and declines of 50% or more, are not unusual.

Because the stocks the Fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the Fund will fluctuate as well. This means you could lose money over short or even extended periods.

TF-2 Templeton Foreign Securities Fund - Class 1

SECTOR FOCUS

By having significant investments in particular sectors from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes throughout the world as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

DERIVATIVE SECURITIES

The performance of derivative investments depends on the performance of an underlying asset. Derivatives involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager’s ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

3

TF-3 Templeton Foreign Securities Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	10 Years

Templeton Foreign Securities Fund - Class 1[1]	32.55%	1.96%	6.78%
MSCI EAFE Index[2]	39.17%	0.26%	4.78%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains. Performance prior to the May 1, 2000 merger reflects the historical performance of Templeton International Fund.

2. Source: Standard & Poor’s Micropal. The unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a free float-adjusted, market capitalization-weighted index that measures equity market performance in the global developed markets, excluding the U.S. and Canada. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

TF-4 Templeton Foreign Securities Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees	0.69%
Other expenses	0.22%
Total annual Fund operating expenses	0.91%
Management fee reduction¹	(0.04%)
Net annual Fund operating expenses¹	0.87%

1. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$89	$278	$482	$1,073

Management

Templeton Investment Counsel, LLC (Investment Counsel), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Peter A. Nori, CFA EXECUTIVE VICE PRESIDENT/PORTFOLIO MANAGER - RESEARCH ANALYST OF INVESTMENT COUNSEL	Mr. Nori has been a manager of the Fund since 1999, and has been with Franklin Templeton Investments since 1987.

Mark R. Beveridge, CFA EXECUTIVE VICE PRESIDENT/PORTFOLIO MANAGER - RESEARCH ANALYST OF INVESTMENT COUNSEL	Mr. Beveridge has been a manager of the Fund since 1994, and has been with Franklin Templeton Investments since 1985.

Tina Hellmer, CFA VICE PRESIDENT/PORTFOLIO MANAGER - RESEARCH ANALYST OF INVESTMENT COUNSEL	Ms. Hellmer has been a manager of the Fund since 2003, and has been with Franklin Templeton Investments since 1997.

The Fund pays Investment Counsel a fee for managing the Fund’s assets. For fiscal year ended December 31, 2003, the management fee, before any reduction, was 0.69% of the Fund’s average daily net assets. Under an agreement by Investment Counsel to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund, the Fund paid 0.65% of its average daily net assets to Investment Counsel for its services. This reduction is required by the Board and an SEC order.

TF-5 Templeton Foreign Securities Fund - Class 1

Financial Highlights1

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	9.51	11.85	18.78	22.25	20.69
Net investment income[2]	.19	.22	.23	.40	.33
Net realized and unrealized gains (losses)	2.87	(2.37)	(5.23)	(.95)	3.78
Total from investment operations	3.06	(2.15)	(5.00)	(.55)	4.11
Distributions from net investment income	(.20)	(.19)	(.26)	(.43)	(.57)
Distributions from net realized gains	—	—	(1.67)	(2.49)	(1.98)
Total distributions	(.20)	(.19)	(1.93)	(2.92)	(2.55)
Net asset value, end of year	12.37	9.51	11.85	18.78	22.25
Total return (%)[3]	32.55	(18.40)	(15.75)	(2.19)	23.61
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	472,665	397,420	565,220	776,495	1,056,798
Ratios to average net assets: (%)
Expenses	.87	.88	.90	.87	.85
Net investment income	1.81	1.97	1.59	2.08	1.69
Portfolio turnover rate (%)	18.01	28.12	20.00	32.81	30.04

1. Financial highlights for periods prior to the May 1, 2000 merger reflect historical financial information of Templeton International Fund.

2. Based on average daily shares outstanding.

3. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

TF-6 Templeton Foreign Securities Fund - Class 1

Templeton Global Asset Allocation Fund

Goal and Strategies

GOAL

The Fund’s investment goal is high total return.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments. The mix of investments will be adjusted to capitalize on total return potential produced by changing economic conditions throughout the world. There are no minimum or maximum percentage targets for each asset class. Although historically the Fund has been invested predominantly in stocks, this may be less true in the future.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities.

A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are secured and unsecured bonds, bonds convertible into common stock, notes, and short-term debt investments.

The Fund’s debt investments will focus on “investment grade” securities. These are securities rated in the top four rating categories by independent rating agencies such as Standard & Poor’s Ratings Group or Moody’s Investors Service or, if unrated, determined by the Fund’s manager to be comparable. The Fund may also invest in debt securities that are rated below investment grade or, if unrated, determined by the manager to be comparable, including high yield debt securities and debt securities that are in default at the time of purchase. The Fund may invest up to 30% of its net assets in such high yield, lower-rated debt securities and up to 10% in defaulted debt securities. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager’s internal analysis.

The Fund may use various derivative instruments and strategies seeking to protect its assets, implement a cash management strategy or enhance its returns. The Fund currently may invest up to 5% of its total assets in swap agreements, put and call options and collars. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

PORTFOLIO SELECTION

The manager’s investment philosophy is “bottom-up,” value-oriented, and long-term. In choosing equity investments, the Fund’s manager will focus on the market price of a company’s securities relative to its evaluation of the company’s potential long-term earnings, asset value and cash flow. A company’s historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered, but are not limiting factors.

In choosing debt investments, the Fund’s manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager’s outlook for changes in interest rates, and credit risks. With respect to debt securities, the manager may also from time to time seek to hedge (protect) against currency risks by using forward currency exchange contracts (Hedging Instruments).

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.

The Fund invests primarily in common stocks and bonds of U.S. and foreign issuers.

TGA-1 Templeton Global Asset Allocation Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other types of investments over the long term. Stocks, however, may fluctuate in value more dramatically than many other types of investments over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company’s earnings, management, or accounting practices can cause its stock price to decline, or a broad-based market drop can cause the stock prices of many companies to decline.

VALUE STYLE INVESTING

Value stock prices are considered “cheap” relative to the company’s perceived value and are often out of favor with other investors. The manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company’s value (and do not become buyers, or become sellers), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager and may even decline in value.

FOREIGN SECURITIES

Investing in foreign securities including securities of foreign governments typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Many of the Fund’s investments may be issued and traded in foreign currencies. Adverse changes in foreign currencies and in currency exchange rates can dramatically decrease the value of the Fund’s foreign portfolio holdings.

Political and economic developments. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, currency devaluations, foreign ownership limitations, confiscatory taxes, restrictions on the removal of currency or other assets, nationalization of assets, diplomatic and political developments (including rapid and adverse political changes, social instability, internal and regional conflicts, terrorism and war), and expropriation. The Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

Trading practices. Brokerage commissions and other fees may be higher for foreign securities. There may be less effective government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Availability of information. Foreign issuers may be subject to less revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. issuers, and there may be less publicly available information about them.

Limited markets. Foreign securities markets may be less liquid, and even those that are generally considered to be liquid may become illiquid for short or extended periods. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit the Fund’s ability to sell them at favorable prices.

Emerging markets. The Fund’s investments in emerging market countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. Short-term volatility in these markets, and declines of 50% or more, are not unusual.

Because the stocks and bonds the Fund holds fluctuate in price with market conditions and currencies around the world, the value of your investment in the Fund will fluctuate as well. This means you could lose money over short or even extended periods.

TGA-2 Templeton Global Asset Allocation Fund - Class 1

INTEREST RATE

Rate changes can be sudden and unpredictable. Debt securities tend to lose market value when interest rates rise and increase in value when interest rates decline. In general, securities with longer maturities or lower coupons are more sensitive to these rate changes. Increases in interest rates also may have an adverse effect on the issuers in which the Fund invests because borrowing costs go up and it may be more difficult for them to meet interest payments or to obtain credit to expand.

CREDIT

An issuer may be unable to make interest payments or repay principal. Adverse changes in an issuer’s financial strength or in a security’s credit rating may reduce a security’s value and, thus, impact Fund performance.

Lower-rated securities. Debt securities that are rated below investment grade and comparable unrated securities generally have more risk than higher-rated securities and can be considered speculative. These securities, which are sometimes called “junk bonds,” generally pay higher yields than higher-rated securities to compensate investors for the higher risk. Issuers of high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and to be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest or principal, payments may never resume. The Fund may lose its entire investment in a defaulted bond.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the issuer’s operations and to changes in the ratings assigned by rating agencies. In the case of companies, prices are often closely linked with, and typically fluctuate in response to factors that affect, their stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

DERIVATIVE SECURITIES, INCLUDING HEDGING INSTRUMENTS

The performance of derivative investments, including Hedging Instruments, depends on the performance of an underlying asset such as bond or stock prices or currency exchange rates. Derivatives used by the Fund involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.

More detailed information about the Fund, its policies and risks can be found in the SAI.

TGA-3 Templeton Global Asset Allocation Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	10 Years

Templeton Global Asset Allocation Fund - Class 1[1]	32.31%	7.12%	9.38%
MSCI AC World Free Index[2]	34.63%	0.02%	7.15%
JPM GGB Index[2]	14.51%	5.67%	6.87%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains. Performance prior to the May 1, 1000 merger reflects the historical performance of Templeton Asset Allocation Fund.

2. Source: Standard & Poor’s Micropal. The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is market capitalization weighted and measures the performance of equity securities available to foreign (non-local) investors in developed and emerging markets globally. The unmanaged J.P. Morgan Global Government Bond (JPM GGB) Index tracks the total returns for liquid fixed-rate government bonds with maturities greater than one year issued by developed countries globally. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

TGA-4 Templeton Global Asset Allocation Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees	0.61%
Other expenses	0.21%
Total annual Fund operating expenses	0.82%
Management fee reduction¹	(0.01%)
Net annual Fund operating expenses¹	0.81%

1. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$83	$259	$450	$1,002

TGA-5 Templeton Global Asset Allocation Fund - Class 1

Management

Templeton Investment Counsel, LLC (Investment Counsel), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, is the Fund’s investment manager.

Under an agreement with Investment Counsel, Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s sub-advisor. Advisers provides Investment Counsel with investment management advice and assistance with respect to the Fund’s investments in debt securities.

The team responsible for managing the equity portion of the Fund is:

Peter A. Nori, CFA EXECUTIVE VICE PRESIDENT/PORTFOLIO MANAGER - RESEARCH ANALYST OF INVESTMENT COUNSEL	Mr. Nori has managed the equity portion of the Fund since 1996, and has been with Franklin Templeton Investments since 1987.

Tucker Scott, CFA SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL	Mr. Scott has managed the equity portion of the Fund since 1998, and has been with Franklin Templeton Investments since 1996.

Mark R. Beveridge, CFA EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL	Mr. Beveridge has managed the equity portion of the Fund since 2003, and has been with Franklin Templeton Investments since 1985.

The team responsible for managing the bond portion of the Fund is:

Alexander C. Calvo, SENIOR VICE PRESIDENT OF ADVISERS	Mr. Calvo has managed the bond portion of the Fund since 1998, and has been with Franklin Templeton Investments since 1995.

Michael Hasenstab, Ph.D. PORTFOLIO MANAGER/RESEARCH ANALYST OF ADVISERS	Dr. Hasenstab has been a portfolio manager of the bond portion of the Fund since 2002 and an analyst since 2001. He first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

The Fund pays Investment Counsel a fee for managing the Fund’s assets. For the fiscal year ended December 31, 2003, the management fee, before any reduction, was 0.61% of the Fund’s average daily net assets. Under an agreement by Investment Counsel to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund, the Fund paid 0.60% of its average daily net assets to Investment Counsel for its services. This reduction is required by the Board and an SEC order.

TGA-6 Templeton Global Asset Allocation Fund - Class 1

Financial Highlights1

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	14.59	15.51	19.22	23.27	22.46
Net investment income[2]	.41	.39	.38 [4]	.44	.44
Net realized and unrealized gains (losses)	4.23	(1.01)	(2.16)[4]	(.45)	3.78
Total from investment operations	4.64	(.62)	(1.78)	(.01)	4.22
Distributions from net investment income	(.45)	(.30)	(.26)	(.52)	(.50)
Distributions from net realized gains	—	—	(1.67)	(3.62)	(2.81)
Total distributions	(.45)	(.30)	(1.93)	(4.14)	(3.31)
Net asset value, end of year	18.78	14.59	15.51	19.22	23.37
Total return (%)[3]	32.31	(4.17)	(9.72)	.29	22.86
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	572,798	425,470	501,074	628,244	671,549
Ratios to average net assets: (%)
Expenses	.81	.81	.81	.81	.74
Net investment income	2.54	2.56	2.28 [4]	2.20	2.06
Portfolio turnover rate (%)	34.25	27.27	35.63	30.32	45.34

1. Financial highlights for periods prior to the May 1, 2000 merger reflect the historical information of Templeton Asset Allocation Fund.

2. Based on average daily shares outstanding.

3. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

4. Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was a decrease to net investment income and a corresponding decrease to the net realized and unrealized losses in the amount of $.018, and a decrease in the ratio of net investment income to average net assets by .11% for the year ended December 31, 2001. Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

TGA-7 Templeton Global Asset Allocation Fund - Class 1

Templeton Global Income Securities Fund

Goal and Strategies

GOAL

The Fund’s investment goal is high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests mainly in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are secured and unsecured bonds, bonds convertible into common stock, notes, and short-term debt investments.

The Fund focuses on “investment grade” debt securities. These are securities rated in the top four rating categories by independent rating agencies such as Standard & Poor’s Ratings Group or Moody’s Investors Services, Inc. or, if unrated, determined by the Fund’s manager to be comparable. The Fund may also invest in debt securities that are rated below investment grade or, if unrated, determined by the manager to be comparable, including high yield debt securities and debt securities that are in default at the time of purchase. The Fund may invest up to 30% of its net assets in such high yield, lower-rated debt securities, including debt obligations of emerging market issuers, and up to 10% in defaulted debt securities.

Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager’s internal analysis. The Fund may invest in debt securities of any maturity, and the average maturity of debt securities in the Fund’s portfolio will fluctuate depending on the manager’s outlook on changing market, economic, and political conditions.

PORTFOLIO SELECTION

The manager allocates the Fund’s assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager’s outlook for changes in interest rates, and credit risks. In considering these factors, a country’s changing market, economic, and political conditions, such as inflation rate, growth prospects, global trade patterns, and government policies will be evaluated. The manager intends to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts (Hedging Instruments).

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.

The Fund invests mainly in debt securities of governments and companies located around the world, including emerging markets.

TGI-1 Templeton Global Income Securities Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

INTEREST RATE

Rate changes can be sudden and unpredictable. Debt securities tend to lose market value when interest rates rise and increase in value when interest rates decline. In general, securities with longer maturities or lower coupons are more sensitive to these rate changes. Increases in interest rates also may have an adverse effect on the issuers in which the Fund normally invests because they may find it difficult to meet interest payments. A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the Fund seeks to reinvest interest payments, the proceeds from a matured debt security or a debt security that has been pre-paid (called), resulting in less income received by the Fund.

FOREIGN SECURITIES

Investing in foreign securities including securities of foreign governments typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Many of the Fund’s investments may be issued and traded in foreign currencies. Adverse changes in foreign currencies and in currency exchange rates can dramatically decrease the value of the Fund’s foreign portfolio holdings.

Political and economic developments. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, currency devaluations, foreign ownership limitations, confiscatory taxes, restrictions on the removal of currency or other assets, nationalization of assets, and expropriation. Diplomatic and political developments could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries, including rapid and adverse political changes, social instability, internal and regional conflicts, terrorism and war. The Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

Trading practices. Brokerage commissions and other fees may be higher for foreign securities. There may be less government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Availability of information. Foreign issuers may be subject to less revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. issuers, and there may be less publicly available information about them.

Limited markets. Foreign securities markets may be illiquid, and even those that are generally considered to be liquid may become illiquid for short or extended periods. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit the Fund’s ability to sell them at favorable prices.

Emerging markets. The Fund’s investments in emerging market countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. Short-term volatility in these markets, and declines of 50% or more, are not unusual.

CREDIT

An issuer may be unable to make interest payments or repay principal. Adverse changes in an issuer’s financial strength or in a security’s credit rating may reduce a security’s value and, thus, impact Fund performance.

Changes in interest rates in markets around the world affect the prices of the Fund’s debt securities. If rates rise, the value of the Fund’s debt securities will fall and so too will the Fund’s share price. This means you could lose money.

TGI-2 Templeton Global Income Securities Fund - Class 1

Lower-rated securities. Debt securities that are rated below investment grade and comparable unrated securities generally have more risk than higher-rated securities and can be considered speculative. These securities, which are sometimes called “junk bonds,” generally pay higher yields than higher-rated securities to compensate investors for the higher risk. Issuers of high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and to be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest or principal, payments may never resume. The Fund may lose its entire investment on bonds that may be, or fall into default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the issuer’s operations and to changes in the ratings assigned by rating agencies. In the case of companies, prices are often closely linked with, and typically fluctuate in response to factors that affect, their stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS

Hedging instruments used by this Fund are considered derivative investments, which may involve a small investment relative to the risk assumed. Their successful use will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

DIVERSIFICATION

The Fund is non-diversified as defined by federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. This may result in greater fluctuation in the value of the Fund’s shares. The Fund intends, however, to meet certain tax diversification requirements.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities, which are securities with a limited trading market. Illiquid securities may not be readily sold or may only be resold at a price significantly lower than if they were liquid.

PORTFOLIO TURNOVER

The manager may rebalance the Fund’s portfolio from time to time to keep interest rate risk, country allocations, and bond maturities at desired levels, which may cause the Fund’s portfolio turnover rate to be high. High turnover will increase the Fund’s transaction costs.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

TGI-3 Templeton Global Income Securities Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	10 Years

Templeton Global Income Securities Fund - Class 1[1]	22.72%	8.48%	7.01%
JPM GGB Bond Index[2]	14.51%	5.67%	6.87%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. The unmanaged JP Morgan Global Government Bond (JPM GGB) Index tracks total returns of government bonds in developed countries globally. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

TGI-4 Templeton Global Income Securities Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, the costs shown below would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees[1]	0.63%
Other expenses	0.13%
Total annual Fund operating expenses	0.76%

1. The Fund administration fee is paid indirectly through the management fee.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$78	$243	$422	$942

TGI-5 Templeton Global Income Securities Fund - Class 1

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The team responsible for the Fund’s management is:

Alexander C. Calvo SENIOR VICE PRESIDENT OF ADVISERS	Mr. Calvo has been a manager of the Fund since 1998, and has been with Franklin Templeton Investments since 1995.

Michael Hasenstab, Ph.D. PORTFOLIO MANAGER/RESEARCH ANALYST OF ADVISERS	Dr. Hasenstab has been a manager of the Fund since 2002 and an analyst since 2001. He first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

The Fund pays Advisers a fee for managing the Fund’s assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2003, the Fund paid 0.63% of its average daily net assets to Advisers for its services.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year Ended December 31,

	2003	2002	2001		2000	1999

Per share data ($)
Net asset value, beginning of year	13.67	11.39	11.53		11.07	12.87
Net investment income[1]	.69	.59	.59	[3]	.68	.68
Net realized and unrealized gains (losses)	2.35	1.83	(.32)[3]		(.20)	(1.42)
Total from investment operations	3.04	2.42	.27		.48	(.74)
Distributions from net investment income	(1.17)	(.14)	(.41)		(.02)	(1.06)
Net asset value, end of year	15.54	13.67	11.39		11.53	11.07
Total return (%)[2]	22.72	21.44	2.55		4.32	(5.79)
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	52,842	50,622	63,781		81,171	90,537
Ratios to average net assets: (%)
Expenses	.76	.73	.71		.72	.65
Net investment income	4.72	4.88	5.22	[3]	6.22	5.65
Portfolio turnover rate (%)	53.01	27.91	122.45		40.43	80.76

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

3. Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was a decrease to net investment income and a corresponding decrease to the net realized and unrealized losses in the amount of $.059, and a decrease in the ratio of net investment income to average net assets by .53% for the year ended December 31, 2001. Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

TGI-6 Templeton Global Income Securities Fund - Class 1

Templeton Growth Securities Fund

Goal and Strategies

GOAL

The Fund’s investment goal is long-term capital growth.

MAIN INVESTMENTS

Under normal market conditions, the Fund invests mainly in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock, are examples of equity securities.

The Fund may from time to time have significant investments in particular countries or in particular sectors such as financial services.

In addition to its main investments, depending upon current market conditions, the Fund may invest up to 15% of its net assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are secured and unsecured bonds, bonds convertible into common stock, notes, and short-term debt investments.

In order to increase income to the Fund, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers.

The Fund may use various derivative instruments and strategies seeking to protect its assets, implement a cash management strategy or enhance its returns. The Fund currently may invest up to 5% of its total assets in swap agreements, put and call options and collars. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

PORTFOLIO SELECTION

The manager’s investment philosophy is “bottom-up,” value-oriented, and long-term. In choosing investments, the Fund’s manager will focus on the market price of a company’s securities relative to its evaluation of the company’s potential long-term earnings, asset value and cash flow. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered, but are not limiting factors.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund’s assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.

The Fund invests mainly in stocks of U.S. and foreign companies.

TG-1 Templeton Growth Securities Fund - Class 1

Main Risks

The Fund’s main risks may affect the Fund’s share price, its distributions or income and, therefore, the Fund’s performance.

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other types of investments over the long term. Stocks, however, may fluctuate in value more dramatically than many other types of investments over the short term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company’s earnings, management or accounting practices can cause its stock price to decline, or a broad-based market drop can cause the stock prices of many companies to decline.

VALUE STYLE INVESTING

Value stock prices are considered “cheap” relative to the company’s perceived value and are often out of favor with other investors. The manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company’s value (and do not become buyers, or become sellers), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager and may even decline in value.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates.    Many of the Fund’s investments may be issued and traded in foreign currencies. Adverse changes in foreign currencies and in currency exchange rates can dramatically decrease the value of the Fund’s foreign portfolio holdings.

Political and economic developments.    The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, currency devaluations, foreign ownership limitations, confiscatory taxes, restrictions on the removal of currency or other assets, nationalization of assets, and expropriation. Diplomatic and political developments could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries, including rapid and adverse political changes, social instability, internal and regional conflicts, terrorism and war. The Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

Trading practices.    Brokerage commissions and other fees may be higher for foreign securities. There may be less effective government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

Availability of information.    Foreign issuers may be subject to less revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. issuers, and there may be less publicly available information about them.

Limited markets.    Foreign securities markets may be less liquid, and even those that are generally considered to be liquid may become illiquid for short or extended periods. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit the Fund’s ability to sell them at favorable prices.

Because the stocks the Fund holds fluctuate in price with market conditions and currencies around the world, the value of your investment in the Fund will fluctuate as well. This means you could lose money over short or even extended periods.

TG-2 Templeton Growth Securities Fund - Class 1

EMERGING MARKETS    The Fund’s investments in emerging market countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. Short-term volatility in these markets, and declines of 50% or more, are not unusual.

COUNTRY OR SECTOR FOCUS

By having significant investments in particular countries or sectors from time to time, the Fund carries greater risk of adverse developments in a country or sector than a fund that always invests in a wide variety of countries and sectors.

FINANCIAL SERVICES COMPANIES    Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes throughout the world as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

SECURITIES LENDING

The Fund’s loans of portfolio securities may not exceed 30% of the value of the Fund’s total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower.

DERIVATIVE SECURITIES

The performance of derivative investments depends on the performance of an underlying asset. Derivatives involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager’s ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

TG-3 Templeton Growth Securities Fund - Class 1

Performance

This bar chart and table show the volatility of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past ten calendar years or since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, the returns shown below would be lower.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

	1 Year	5 Years	Since Inception 3/15/94

Templeton Growth Securities Fund - Class 1[1]	32.62%	5.72%	8.89%
MSCI AC World Free Index[2]	34.63%	0.02%	7.00%

Ongoing market volatility can significantly affect the Fund’s short-term performance; recent returns may differ.

1. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor’s Micropal. The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index measures the performance of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. An index includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund’s investments.

TG-4 Templeton Growth Securities Fund - Class 1

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES

(fees paid directly from your investment)

Class 1

Maximum sales charge (load) imposed on purchases	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Class 1

Management fees[1]	0.81%
Other expenses	0.07%
Total annual Fund operating expenses	0.88%

1. The Fund administration fee is paid indirectly through the management fee.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$90	$281	$488	$1,084

TG-5 Templeton Growth Securities Fund - Class 1

Management

Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the Fund’s investment manager.

Under an agreement with Global Advisors, Templeton Asset Management Limited (Asset Management),

#7 Temasek Boulevard #38-3, Suntec Tower One, Singapore 038987, serves as the Fund’s sub-advisor.

Asset Management provides Global Advisors with investment management advice and assistance.

The team responsible for the Fund’s management is:

Alan Chua, CFA PORTFOLIO MANAGER OF ASSET MANAGEMENT	Mr. Chua has been a manager of the Fund since 2003, and has been with Franklin Templeton Investments since 1995.

Dale Winner, CFA VICE PRESIDENT OF GLOBAL ADVISORS	Mr. Winner has been a manager of the Fund since 2001, and has been with Franklin Templeton Investments since 1995.

Murdo Murchison, CFA EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS	Mr. Murchison has been a manager of the Fund since 2001, and has been with Franklin Templeton Investments since 1993.

The Fund pays Global Advisors a fee for managing its assets and providing certain administrative facilities and services to the Fund. For the fiscal year ended December 31, 2003, the Fund paid 0.81% of its average daily net assets to Global Advisors for its services.

Financial Highlights

This table presents the financial performance for Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund’s annual report, which is available upon request.

Class 1	Year ended December 31,

	2003	2002	2001	2000	1999

Per share data ($)
Net asset value, beginning of year	8.67	11.09	13.76	15.63	14.77
Net investment income[1]	.17	.17	.26	.30	.28
Net realized and unrealized gains (losses)	2.63	(2.13)	(.36)	(.15)	2.66
Total from investment operations	2.80	(1.96)	(.10)	.15	2.94
Distributions from net investment income	(.16)	(.24)	(.28)	(.27)	(.36)
Distributions from net realized gains	—	(.22)	(2.29)	(1.75)	(1.72)
Total distributions	(.16)	(.46)	(2.57)	(2.02)	(2.08)
Net asset value, end of year	11.31	8.67	11.09	13.76	15.63
Total return (%)[2]	32.62	(18.32)	(.98)	1.74	21.04
Ratios/supplemental data
Net assets, end of year ($ x 1,000)	769,339	665,537	966,725	1,163,637	708,310
Ratios to average net assets: (%)
Expenses	.88	.87	.85	.88	.88
Net investment income	1.74	1.69	2.133	2.18	1.87
Portfolio turnover rate (%)	37.43	30.67	31.05	69.67	46.54

1. Based on average daily shares outstanding.

2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

TG-6 Templeton Growth Securities Fund - Class 1

Additional Information, All Funds

Regulatory Update

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (MA Division) filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, including Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc. (Company), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001, and alleges that, during such time, an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund. The MA Division’s complaint seeks an order for the Company to permanently cease and desist from violations of the anti-fraud provisions of the Massachusetts Uniform Securities Act, disgorge any illegal profits back to the mutual fund’s shareholders and pay an administrative fine.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. The lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matter described above may be filed in the future.

The Staff of the U.S. Securities and Exchange Commission (SEC) has informed the Company that it intends to recommend that the SEC authorize an action against Franklin Advisers, Inc. (adviser to many of the funds and affiliate to the other funds’ advisers) relating to the frequent trading issues that are the subject of the SEC’s investigation. These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in the Staff’s investigation. Such discussions are preliminary and the Company cannot predict the likelihood that those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund(s) is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company’s website at www.franklintempleton.com under “Statement on Current Industry Issues.”

Distributions and Taxes

INCOME AND CAPITAL GAINS DISTRIBUTIONS     Each Fund will declare as dividends substantially all of its net investment income. Except for Franklin Money Market Fund, each Fund typically pays dividends from net investment income and net capital gains, if any, at least annually. Dividends or distributions by the Funds will reduce the per share net asset value (NAV) by the per share amount paid.

Franklin Money Market Fund declares a dividend each day the Fund’s NAV is calculated, equal to all of its daily net income, payable as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Fund’s net income.

Dividends paid by a Fund will be automatically reinvested in additional shares of that Fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS    The tax consequences for contract owners from their investment in variable annuity or variable life insurance contracts will depend on the provisions of these contracts. Contract owners should consult the accompanying contract prospectus for more information on these tax consequences.

1 Franklin Templeton Variable Insurance Products Trust

Fund Account Information

Buying Shares

Insurance companies offer variable annuity and variable life insurance products to investors including pension plans (Contracts), through separate accounts (Insurers). Separate accounts, and not the owners of Contracts including group contract and pension plan certificate holders (Contract Owners), are the shareholders of each Fund.

Shares of each Fund are sold at net asset value (NAV) to insurance company separate accounts. The Funds correspond with investment options for variable annuity or variable life insurance contracts. The Trust’s Board of Trustees (Board) monitors the Funds for the existence of any material irreconcilable conflicts of interest between the two different types of contract owners. If there were any such conflicts, the Board will determine what action, if any, shall be taken in response. Contract Owners’ payments will be allocated by the insurance company separate account to sub-accounts that purchase shares of the Fund corresponding with the sub-account chosen by the Contract Owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The Funds do not issue share certificates.

Selling Shares

Each insurance company shareholder sells shares of the applicable Fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after the Fund receives the request in proper form.

Exchanging Shares

Contract Owners may exchange interests in sub-accounts of an Insurer’s separate account that correspond with shares of any one class or Fund, for interests in sub-accounts that correspond with shares of other classes or Funds, subject to the terms and any specific limitations on the exchange (or “transfer”) privilege described in the Contract prospectus, including those designed to discourage short-term or excessive trading.

Insurers can exchange shares between the Funds within the same class. This exchange privilege is not intended to facilitate short-term or other excessive trading. Each Fund, at all times, reserves the right to restrict, reject or cancel any purchase or exchange order (in full or in part), without notice, including transactions representing market timing and transactions pursuant to Contract Owners’ (or their agents’) instructions and accepted by an Insurer through which the transaction is placed. (Please see “Market Timing Trading Policy” below.)

Market Timing Trading Policy

Market timing generally. Each Fund discourages short-term or excessive trading, often referred to as “market timing,” and asks its participating Insurers for their cooperation in trying to discourage such activity in their separate accounts by Contract Owners and their financial advisors. Each Fund intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be

2 Franklin Templeton Variable Insurance Products Trust

detrimental to the interests of the Fund and its shareholders. This market timing trading policy applies whether the transactions relate to an exchange or to a new investment.

Market timing consequences. If information regarding trading activity (directly or involving financial intermediaries) in any Fund, any other Franklin Templeton fund or non-Franklin Templeton fund, or in accounts under common control or ownership, is brought to the attention of a Fund’s agents (such as its manager or transfer agent) and based on that information and/or other factors, the Fund or its agents, in their sole discretion, conclude that such trading may be detrimental to the Fund, the Fund may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which an Insurer may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

Market timing through Insurers. As a Contract Owner, you are also subject to this policy. An Insurer’s order for purchases and/or redemptions pursuant to a Contract Owner’s instructions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund) are submitted pursuant to aggregated orders (Aggregated Orders). While each Fund will encourage Insurers to apply the Fund’s market timing trading policy to their Contract Owners, the Fund is severely limited in its ability to monitor the trading activity or enforce the Fund’s market timing trading policy because the Insurer has the relationship with, and is responsible for maintaining the account records of, the individual Contract Owners. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries, such as broker dealers or investment advisers, or made difficult to identify in the Aggregated Orders used by Insurers.

Therefore, the Fund or its agents selectively monitor the Aggregated Orders used by Insurers for purchases, exchanges and redemptions in respect of all their Contract Owners and seek the cooperation of the Insurers to apply the Fund’s market timing trading policy. There may be legal and technological limitations on the ability of an Insurer to impose trading restrictions and to apply the Fund’s market timing trading policy to their Contract Owners through such methods as implementing short-term trading limitations or restrictions, assessing a Fund’s redemption fee (if applicable) and monitoring trading activity for what might be market timing. As a result, the Fund may not be able to determine whether trading by Insurers in respect of their Contract Owners is contrary to the Fund’s market timing trading policy, or to enforce its policy effectively.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund’s holdings exposes the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices, notwithstanding the Fund’s efforts to the contrary. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments which may not be frequently traded.

Each Fund is currently using several methods to reduce the risk of market timing. These methods include:

•	seeking the cooperation of Insurers to assist the Fund in identifying potential market timing activity; and

•	committing staff to selectively review on a continuing basis recent trading activity in order to

3 Franklin Templeton Variable Insurance Products Trust

identify trading activity that may be contrary to this market timing trading policy.

Although these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the best interests of the Fund’s shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in the Insurer’s separate accounts. While the Funds will seek to take actions (directly and with the assistance of Insurers) designed to detect market timing, they cannot represent that they will be completely successful in their effort to minimize such activity.

Revocation of market timing trades. Transactions placed in violation of a Fund’s market timing trading policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund, in full or in part, on the next business day following receipt by the Fund.

Involuntary Redemptions

Each Fund reserves the right to close an account (and involuntarily redeem any investment) if it is deemed to have engaged in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law and consistent with the best interests of the Fund and its shareholders. Involuntary redemptions may be in cash or in kind.

Fund Account Policies

CALCULATING SHARE PRICE

The Funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class’ NAV is calculated by dividing its net assets by the number of its shares outstanding.

The Funds’ assets are generally valued at their market value, except that the Franklin Money Market Fund’s assets are generally valued at their amortized cost. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of the shares may change on days that shareholders cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the Funds are open for business at the NAV next calculated after the Fund receives the request in proper form.

STATEMENTS AND REPORTS

Contract owners will receive the Funds’ financial reports every six months from their insurance company.

SHARE CLASSES

Class 1, Class 2 and Class 3 shares of the Funds are identical except that Class 2 and Class 3 each has a distribution plan or “rule 12b-1” plan and Class 3 may assess a 1.00% redemption fee, described in the prospectuses for Class 3.

Subject to applicable law, the Board may from time to time, without the approval, vote or consent of shareholders of any Fund or class, combine, merge or otherwise consolidate the shares of two or more classes of shares of a Fund with and/or into a single class of shares of such Fund, with such designation, preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine. Such

4 Franklin Templeton Variable Insurance Products Trust

transactions may be effected through share-for-share exchanges, transfers or sales of assets, shareholder in- kind redemptions and purchases, exchange offers, or any other method approved by the Board.

ADDITIONAL POLICIES

Please note that the Funds maintain additional policies and reserve certain rights, including:

•	Each Fund may restrict, reject or cancel any purchase order, including an exchange request.

•	At any time, the Funds may establish or change investment minimums.

•	The Funds may make material changes to or discontinue the exchange privilege on 60 days’ notice to insurance company shareholders, or as otherwise provided by law.

•	You may only buy shares of a Fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

•	In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

•	For redemptions over a certain amount, a Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

•	To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the Fund promptly.

Questions

More detailed information about the Trust and the Funds’ account policies can be found in the Funds’ Statement of Additional Information. If you have any questions about the Funds, you can write to us at One Franklin Parkway, P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/321-8563 (a toll-free number). For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

5 Franklin Templeton Variable Insurance Products Trust

For More Information

The Funds of Franklin Templeton Variable Insurance Products Trust (the Trust) are only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS

Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, Fund holdings, and (in the Annual Report only) the auditor’s report.

STATEMENT OF ADDITIONAL INFORMATION

Contains more information about the Funds, their investments, policies, and risks. It is incorporated by reference into (which means it is legally a part of) this prospectus.

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

Franklin® Templeton® Investments

1-800/321-8563

You also can obtain information about the Funds by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act file #811-5479

FRANKLIN TEMPLETON

VARIABLE INSURANCE

PRODUCTS TRUST

CLASS 1, 2 & 3

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

[GRAPHIC APPEARS HERE]

One Franklin Parkway, San Mateo CA 94403-1906    1/800-342-3863

Franklin Templeton Variable Insurance Products Trust (Trust) consists of 21 series (Fund or Funds). Most Funds offer two classes of shares, Class 1 and Class 2. Certain Funds also offer a third class of funds, Class 3. The Funds are only available as investment options in variable annuity or variable life insurance contracts.

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds’ prospectuses. The Funds’ prospectuses, dated May 1, 2004, which we may amend from time to time, contain the basic information you should know before investing in the Funds. You should read this SAI together with the Funds’ prospectuses.

The audited financial statements and auditor’s report in the Franklin Templeton Variable Insurance Products Trust Annual Report to Shareholders, for the fiscal year ended December 31, 2003 are incorporated by reference into (which means they are legally a part of) this SAI.

To obtain a free additional copy of a prospectus for Class 1, Class 2, or Class 3 or an Annual Report, please call Franklin Templeton at 1-800/342-3863, or your insurance company.

Mutual funds, annuities, and other investment products:

•	are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

•	are not deposits or obligations of, or guaranteed or endorsed by, any bank;

•	are subject to investment risks, including the possible loss of principal.

Introduction

The information provided with respect to each Fund is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by each Fund as described in the prospectuses, the Funds also may invest, to a lesser extent, in other types of securities and engage in and pursue other investment strategies, which are described in this SAI. Each type of investment and investment strategy mentioned with respect to each Fund is discussed in greater detail in the Section entitled “Securities, Investment Techniques and their Risks Common to More than One Fund,” which appears after “The Funds – Goals, Additional Strategies and Risks” Section.

Generally, the policies and restrictions discussed in this SAI and in the prospectuses apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of a Fund’s policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

Each Fund is subject to various fundamental investment policies that are described in further detail in the Section entitled “Fundamental Investment Policies.” A fundamental investment policy may be changed only with the approval of the Board of Trustees (board) and the approval of the lesser of (1) more than 50% of the Fund’s outstanding shares or (2) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy. Other investment policies and restrictions of each Fund that are not fundamental investment policies may be changed without the approval of shareholders.

Certain words or phrases may be used in descriptions of fund investment policies and strategies to give investors a general sense of the fund’s levels of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

“small portion”	less than 10%
“portion”	10% to 25%
“significant”	25% to 50%
“substantial”	50% to 66%
“primary”	66% to 80%
“predominant”	80% or more

Previously, the words and phrases and their meanings were different. A fund that intends to limit particular investments or strategies to no more than specific percentages of fund assets will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the fund prospectus or elsewhere in this SAI.

Fundamental Investment Policies

Each Fund has adopted several of the following restrictions as fundamental investment policies. In the discussion of each Fund under “The Funds – Goals, Additional Strategies and Risks”, the fundamental investment policies applicable to that Fund are set out using the numerical designations listed below.

A Fund with this restriction will not:

Diversification

1.	With respect to 75% of its total assets, purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. government) if immediately thereafter, and as a result of the purchase, the Fund would (a) have more than 5% of the value of its total assets invested in the securities of such issuer or (b) hold more than 10% of any or all classes of the securities of any one issuer.

1.1.	Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Borrowing

2.	Borrow money in an amount in excess of 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investment in securities.

2.1.	Borrow money from banks in an amount exceeding 33 1/3% of the value of the Fund’s total assets including the amount borrowed. A Fund may also pledge, mortgage or hypothecate its assets to secure borrowings to an extent not greater than 15% of the Fund’s total assets. Arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be a pledge of assets.

2.2.	Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted (a) by the 1940 Act, or (b) any exemptions therefrom which may be granted by the SEC, or (c) for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).

2.3.	Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).

2.4.	Borrow money, except that the Fund may borrow money from banks to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or from any person for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).

Lending

3.	Lend its assets, except through the purchase or acquisition of bonds, debentures or other debt securities of any type customarily purchased by institutional investors, or through loans of portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

3.1.	Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

Underwriting

4.	Underwrite securities of other issuers, except as noted in number 6 below and except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

4.1.	Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

Restricted Securities

5.	Invest more than 10% of its assets in illiquid securities which include securities with legal or contractual restrictions on resale, illiquid securities which at the time of acquisition could be disposed of publicly by the Funds only after registration under the Securities Act of 1933, repurchase agreements of more than seven days duration, over-the-counter options and assets used to cover such options, and other securities which are not readily marketable, as more fully described in the prospectus and this SAI.

5.1.	Purchase illiquid securities, including illiquid securities which, at the time of acquisition, could be disposed of publicly by the Funds only after registration under the Securities Act of 1933, if as a result more than 15% of their net assets would be invested in such illiquid securities.

Exercising Control

6.	Invest in securities for the purpose of exercising management or control of the issuer.

Concentration

7.	Invest more than 25% of its assets (measured at the time of the most recent investment) in any single industry.

7.1.	Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7.2.	Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

Unseasoned Companies

8.	Invest in companies which have a record of less than three years of continuous operation, including the operations of any predecessor companies.

8.1	Invest up to 5% of their total assets in companies which have a record of less than three years of continuous operation, including the operations of any predecessor.

Margin

9.	Maintain a margin account with a securities dealer or effect short sales.

9.1.	Maintain a margin account with a securities dealer or effect short sales, except if the Fund owns securities equivalent in kind and amount to those sold.

9.2.	Maintain a margin account with a securities dealer or effect short sales, except that a Fund may engage in short sales to the extent described in the prospectus and this SAI and may make initial deposits and pay variation margin in connection with futures contracts.

9.3.	Maintain a margin account with a securities dealer or effect short sales, except that a Fund may make initial deposits and pay variation margin in connection with futures contracts.

Commodities and Real Estate

10.	Invest in commodities or commodity pools, except that certain Funds may purchase and sell Forward Contracts in amounts necessary to effect transactions in foreign securities. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for the purpose of this restriction.

10.1.	Invest in commodities or commodity pools, except that the Fund may enter into Futures Contracts and may invest in foreign currency. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for the purpose of this restriction.

10.2.	Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

REITS

11.	Invest directly in real estate, although certain Funds may invest in real estate investment trusts or other publicly traded securities engaged in the real estate industry. First mortgage loans or other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

Other Investment Companies

12.	Invest in the securities of other open-end investment companies (except that securities of another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition).

Assessable Securities

13.	Invest in assessable securities or securities involving unlimited liability on the part of the Fund.

Ownership by Officers and Directors

14.	Purchase or retain any security if any officer, director or security holder of the issuer is at the same time an officer, trustee or employee of the Trust or of a Fund’s manager and such person owns beneficially more than one-half of 1% of the securities and all such persons owning more than one-half of 1% own more than 5% of the outstanding securities of the issuer.

Section 817(h) of the Internal Revenue Code

15.	Invest its assets in a manner which does not comply with the investment diversification requirements of Section 817(h) of the Code.

Warrants

16.	Invest more than 5% of its assets in warrants, whether or not listed on the New York or American Exchanges, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this restriction.

Foreign Issuers

17.	Invest more than 15% of its assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% in illiquid investments.

Senior Securities

18.	Issue securities senior to the Fund’s presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities, to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

Non-Fundamental Investment Policies

It is the present policy of each Fund, except Mutual Discovery Fund and Mutual Shares Fund, (which may be changed without the approval of a majority of its outstanding shares) not to pledge, mortgage or hypothecate its assets as security for loans (except to the extent of allowable temporary loans), nor to engage in joint or joint and several trading accounts in securities, except that the Funds (including Mutual Discovery Fund and Mutual Shares Fund) may participate with other investment companies in Franklin Templeton Investments in a joint account to engage in certain large repurchase transactions and may combine orders to purchase or sell securities with orders from other persons to obtain lower brokerage commissions. It is not any Fund’s policy to invest in interests (other than publicly traded equity securities) in oil, gas or other mineral exploration or development programs.

Each of Developing Markets Fund, Foreign Securities Fund, Large Cap Growth Fund, Small Cap Fund, Small Cap Value Fund, Rising Dividends Fund, Global Communications Fund, Real Estate Fund, U.S. Government Fund, Zero Coupon Fund 2005, and Zero Coupon Fund 2010 is subject to a non-fundamental policy requiring that, under normal conditions, the Fund will invest at least 80% of its net assets in the type of securities that its name connotes. For the purpose of these non-fundamental policies, the “net assets” of a Fund means the Fund’s net assets, plus the amount of any borrowing for investment purposes. Although these policies are non-fundamental, shareholders of each Fund will be given at least 60 days’ advance notice of any change in the Fund’s policy.

The Funds – Goals, Additional Strategies and Risks

Each Fund’s investment goal or goals are fundamental, which means they may not be changed without the approval of that Fund’s shareholders.

Franklin Global Communications Securities Fund

(Global Communications Fund)

The Fund’s investment goals are capital appreciation and current income.

Other Investments and Strategies

•	Utilities Companies. Utility companies in the U.S. and in non-U.S. countries have generally been subject to substantial government regulation. Major changes in government policies, ranging from increased regulation or expropriation to deregulation, privatization or increased competition, may dramatically increase or reduce opportunities for these companies. For example, while certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable. Utility company stocks often pay relatively high dividends, so they are particularly sensitive to interest rate movements. Therefore, like bonds, their stock prices may rise as interest rates fall or fall as interest rates rise.

•	Foreign Securities. The Fund will normally invest in issuers located in at least three different countries, which may include emerging markets.

•	Debt Securities. The Fund may invest up to 10% of its assets in debt securities, including convertible bonds, but may invest no more than 5% of its assets in debt securities rated Ba or lower by Moody’s Investors Service (Moody’s) or BB or lower by Standard & Poor’s Ratings Group (S&P®) or unrated securities that the manager determines are of comparable quality.

•	Convertible Securities. The Fund currently intends to invest no more than 10% of its assets in preferred stocks or convertible preferred stocks. Subject to these limits, the Fund may invest up to 5% of its assets in enhanced convertible securities.

•	The Fund also may:

•	purchase and sell put and call options;

•	lend its portfolio securities up to 33 1/3% of its assets;

•	borrow up to 33 1/3% of the value of its total assets;

•	enter into repurchase agreements.

The Fund is subject to Fundamental Investment Policies 1.1, 2.4, 3.1, 4.1, 10.2 and 18.

Franklin Growth and Income Securities Fund

(Growth and Income Fund)

The Fund’s principal investment goal is capital appreciation. Its secondary goal is current income.

Other Investments and Strategies

•	Foreign Securities. The Fund may invest up to 30% of its total assets in foreign securities, including those in emerging markets, but currently intends to limit such investments to 15%.

The Fund also may:

•	purchase enhanced convertible securities;

•	purchase American Depositary Receipts;

•	write covered call and put options;

•	purchase call and put options on securities and indices of securities, including “forward conversion” transactions;

•	lend its portfolio securities up to 30% of its assets;

•	borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities); and

•	enter into repurchase agreements.

The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8.1, 9.1, 10, 11, 12, 13, 14 and 15.

Franklin High Income Fund

(High Income Fund)

The Fund’s principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation.

Other Considerations

The Fund does not intend to invest more than 5%, at the time of purchase, in securities in the lowest rating categories, i.e., rated below Caa by Moody’s or CCC by S&P® or unrated securities that the manager determines are of comparable quality. The Fund also may buy lower-rated zero-coupon, deferred interest and pay-in-kind securities. The Fund may occasionally participate on creditors’ committees for issuers of defaulted debt. If it does, the Fund is generally restricted from selling those securities to anyone other than another member of the creditors’ committee, which restricts the liquidity of the holding.

Ratings assigned by the rating agencies are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition. For these reasons, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the Fund’s portfolio.

Other Investments and Strategies

•	The Fund also may:

•	acquire loan participations;

•	purchase debt securities on a “when-issued” basis;

•	write covered call options;

•	lend its portfolio securities up to 30% of its assets;

•	borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities); and

•	enter into repurchase agreements and forward currency exchange contracts, participate in interest rate swaps, invest in restricted securities, and invest up to 5% of its total assets in trade claims.

The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15.

Franklin Income Securities Fund

(Income Securities Fund)

The Fund’s investment goal is to maximize income while maintaining prospects for capital appreciation.

Other Considerations

The Fund’s investments may include zero coupon, deferred interest or pay-in-kind bonds, or preferred stocks. Because the manager has the discretion to choose the percentage of assets that can be invested in a particular type of security as market conditions change, the Fund’s portfolio may be entirely invested in debt securities or, conversely, in common stocks.

Other Investments and Strategies

Foreign Securities. The Fund may invest up to 25% of its total assets in foreign securities, including those in emerging markets. The Fund currently does not intend to invest more than 5% of its assets in emerging markets.

Other Debt Securities. The Fund currently does not intend to invest more than 5% of its assets in loan participations and other related direct or indirect bank securities. The Fund may invest up to 5% of its assets in trade claims. Both loan participations and trade claims carry a high degree of risk. The Fund does not intend to invest more than 5% of its assets in enhanced convertible securities.

•	The Fund also may:

•	lend its portfolio securities up to 30% of its assets;

•	borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities);

•	enter into repurchase agreements;

•	purchase securities on a “when-issued” or “delayed-delivery” basis;

•	invest in synthetic convertible securities;

•	write covered call options on securities; and

•	enter into mortgage dollar rolls.

The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8, 9.1, 10, 11, 12, 13, 14 and 15.

Franklin Large Cap Growth Securities Fund

(Large Cap Fund)

The Fund’s investment goal is capital appreciation. Current income is only a secondary consideration in selecting portfolio securities.

Other Considerations

Some of the Fund’s investments in large-cap companies may yield little or no current income. The Fund’s assets may be invested in shares of common stock traded on any national securities exchange or over-the-counter, and in convertible securities including convertible preferred stocks.

Health Care Companies. The Fund may, at times, have significant investments in securities of health care companies. Because the activities of health care companies may be heavily dependent on federal and state government funding, the profitability of these companies could be adversely affected if that funding is reduced or discontinued. Stocks of these companies also may be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, or legislative reform of the health care system. Health care companies are also subject to the risks of product liability lawsuits and the risk that their products and services may become obsolete.

Financial Services Companies. The Fund also may, at times, have significant investments in securities of financial services companies. Financial services companies are subject to extensive government regulation of the amount and types of loans and other financial commitments they can make, and of the interest rates and fees they can charge. These limitations can have a significant impact on a financial services company’s profitability because its profitability is affected by its ability to make financial commitments such as loans. In addition, changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on the financial services industry.

Other Investments and Strategies

•	Debt Securities including lower rated Securities. To the extent the Fund invests in debt securities and convertible debt securities, it does not intend to invest more than 5% in those rated Ba or lower by Moody’s or BB or lower by S&P® or unrated securities that the manager determines are of comparable quality.

•	Foreign Securities. The Fund may invest up to 25% of it total assets in foreign securities, including those in emerging markets. The Fund will limit its investments in emerging markets to less than 5% of its total assets.

•	The Fund also may:

•	write covered call options;

•	purchase put options on securities;

•	lend its portfolio securities up to 30% of its assets;

•	borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities);

•	purchase securities of exchange-traded funds;

•	enter into repurchase agreements; and

•	invest in restricted or illiquid securities.

The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8.1, 9, 10, 11, 13, 14 and 15.

Franklin Money Market Fund

(Money Fund)

The Fund’s investment goal is high current income, consistent with liquidity and capital preservation. While not a fundamental goal, the Fund also seeks to maintain a stable share price of $1.00.

Other Considerations

If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Fund will invest its available assets so that it reduces its dollar-weighted average portfolio maturity to 90 days or less as soon as is reasonably practicable.

Although the Fund may invest up to 5% of assets in securities rated in the second highest category (or unrated securities the manager determines are comparable), it generally invests in securities rated in the highest category. The Fund may, at times, hold a small portion of its assets in asset-backed securities, typically commercial paper backed by loans or accounts receivable of an entity or number of different entities, such as banks or credit card companies.

The Fund may invest in obligations of U.S. branches of foreign banks, which are considered domestic banks. The Fund will only make these investments if the branches have a federal or state charter to do business in the U.S. and are subject to supervision by U.S. regulatory authorities. The Fund also may invest in time deposits, which are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund may invest up to 10% of its assets in time deposits with maturities in excess of seven calendar days.

Loss of Investment. Although the Fund seeks to maintain a $1 share price, there is no guarantee that it will be able to do so; you could lose money by investing in the Fund. During periods of very low short-term interest rates, the income earned by the Fund on its investments may be insufficient to defray the Fund’s management fee and other operating expenses, and dividends could be reduced or eliminated. Even if the Fund produces a positive yield, that yield may be insufficient to offset the fees and charges of your insurance company under your variable contract, in which case you will suffer a loss.

When-issued and delayed delivery transactions. Securities purchased on a when-issued or delayed delivery basis are subject to market fluctuations and their value at delivery may be higher or lower than the purchase price.

Other Investments

•	obligations, with fixed, floating or variable interest rates, issued or guaranteed by U.S. banks with assets of at least one billion dollars, bank notes, loan participation interests and time deposits;

•	obligations of foreign branches of foreign banks, U.S. branches of foreign banks (Yankee Dollar Investments), and foreign branches of U.S. banks (Eurodollar Investments), all of which include certificates of deposit, bank notes, loan participation interests, commercial paper, unsecured promissory notes, time deposits, and bankers’ acceptances, where the parent bank has more than five billion dollars in total assets at the time of purchase;

•	taxable municipal securities, up to 10% of the Fund’s assets; and

•	unrated notes, paper, securities or other instruments that the manager determines to be of comparable high quality.

Other Investment Limitations. The Fund may not invest more than 5% of its total assets in securities of a single issuer, other than U.S. government securities, although it may invest more than 5% of its total assets in securities of a single issuer that are rated in the highest rating category for a period of up to three business days after purchase. The Fund also may not invest more than (a) the greater of 1% of its total assets or $1 million in securities issued by a single issuer that are rated in the second highest rating category; and (b) 5% of its total assets in securities rated in the second highest rating category.

•	The Fund also may:

•	buy U.S. government securities on a when-issued or delayed delivery basis;

•	lend portfolio securities up to 30% of its assets;

•	borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities); and

•	enter into repurchase agreements.

The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15.

Franklin Real Estate Fund

(Real Estate Fund)

The Fund’s principal goal is capital appreciation. Its secondary goal is to earn current income.

Other Considerations

As used by the Fund, “real estate securities” include equity, debt and convertible securities of companies having the following characteristics and limitations:

•	Companies qualifying as REITs for federal income tax purposes. In order to qualify as a REIT, a company must derive annually at least 75% of its gross income from real estate sources (rents, mortgage interest, gains form the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash and certain securities must comprise 75% of a company’s assets at each quarter end. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 90% of its REIT taxable income.

•	Companies that have at least 50% of their assets or revenues attributable to the ownership, construction, management or other services, or sale of residential, commercial or industrial real estate. These companies would include real estate operating companies, real estate services and homebuilders.

The Fund will generally invest in real estate securities listed on a securities exchange or traded over-the-counter. The Fund also may invest in mortgage REITs, which specialize in lending money to developers, and hybrid REITs, which have a mix of equity and debt instruments. Mortgage REITs pass interest income on to shareholders. Mortgage REITs can be affected by the quality of any credit extended. Hybrid REITs can be affected by both the quality of any credit extended and, like equity REITs, by changes in the value of their holdings.

In addition to its investments in real estate securities, the Fund also may invest a portion of its assets in debt and equity securities of issuers whose products and services are closely related to the real estate industry and that are publicly traded on an exchange or in the over-the-counter market. These issuers may include, for example, manufacturers and distributors of building supplies, and financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers. Also, the Fund may invest in companies the principal business of which is unrelated to the real estate industry but that have at least 50% of their assets in real estate holdings or that derive at least 50% of their revenues from real estate holdings.

Other Investments and Strategies

•	Debt and Convertible Securities including Enhanced and Convertible Securities. As an operating policy, the Fund will not invest more than 10% of its net assets in debt securities, including convertible debt securities, rated Ba or lower by Moody’s or unrated securities that the manager determines are of comparable quality. Generally, however, the Fund will not acquire any securities rated lower than B by Moody’s or unrated securities that the manager determines are of comparable quality.

•	Foreign Securities. The Fund may invest up to 10% in foreign securities, including those in emerging markets.

•	The Fund also may:

•	write covered call options;

•	lend its portfolio securities up to 30% of its assets;

•	borrow up to 5% of the value of its assets for any purpose other than direct investments in securities, and up to 33 1/3% of the value of its total assets from banks for temporary or emergency purposes;

•	enter into repurchase agreements; and

•	invest in illiquid securities.

The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 8.1, 9, 10, 11, 12, 13, 14 and 15.

Franklin Rising Dividends Securities Fund

(Rising Dividends Fund)

The Fund’s investment goal is long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

Other Investments and Strategies

•	Foreign Securities. The Fund may invest up to 10% of its net assets in foreign securities, including those in emerging markets.

•	The Fund also may:

•	invest in illiquid securities up to 15% of its net assets;

•	lend its portfolio securities up to 33 1/3% of its assets;

•	borrow up to 33 1/3% of the value of its total assets;

•	enter into repurchase agreements; and

•	write covered call options.

The Fund is subject to Fundamental Investment Policies 1.1, 2.3, 3.1, 4.1, 7.2, 10.2 and 18.

Franklin Small Cap Fund

(Small Cap Fund)

The Fund’s investment goal is long-term capital growth.

Other Considerations

Although the Fund purchases securities of small-cap companies, it may, at times, have a significant percentage of its assets in mid- and large-cap companies. This is, in part, because the Fund will not dispose of securities of companies whose successes lead them into the mid- and large-cap range. This also may be a result of the Fund’s purchases of securities of larger companies. The Fund may invest up to 20% of its assets in securities other than those of small-cap companies, including equity securities of larger companies. This may cause its performance to vary from that of the small capitalization equity markets. The Fund may invest in equity securities of larger companies that the Fund’s manager believes have strong growth potential, or in equity securities of relatively well-known, larger companies in mature industries that the manager believes have the potential for appreciation.

Equity securities of small-cap companies may consist of common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. The Fund currently does not intend to invest more than 10% of its assets in convertible securities.

The Fund may purchase securities in private placements, particularly late stage private placements. Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. There is no public market for shares sold in these private placements and it is possible that an initial public offering will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

Other Investments and Strategies

•	Foreign Securities. Although the Fund may invest up to 25% of its assets in foreign securities, including those in emerging markets, it does not intend to invest more than 10% in foreign securities, generally, nor more than 5% in emerging markets securities, specifically.

•	Debt Securities. The Fund also may invest in debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income is incidental to the Fund’s goal of capital growth. The Fund may invest in debt securities rated B or above by Moody’s or S&P®, or in unrated securities the manager determines are of comparable quality. Currently, however, the Fund does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P® or Baa by Moody’s or, if unrated, that the manager determines to be of comparable quality.

•	REITs. The Fund currently does not intend to invest more than 10% of its assets in real estate investment trusts (REITs), including small company REITs.

•	Loans of Portfolio Securities. The Fund may lend its portfolio securities up to 20% of its total assets in order to generate additional income.

•	The Fund also may:

•	write covered put and call options on securities or financial indices;

•	purchase put and call options on securities or financial indices;

•	purchase and sell futures contracts or related options with respect to securities, indices and currencies;

•	invest in illiquid or restricted securities up to 15% of its net assets;

•	borrow up to 33 1/3% of the value of its total assets; and

•	enter into repurchase or reverse repurchase agreements.

The Fund is subject to Fundamental Investment Policies 1.1, 2.3, 3.1, 4.1, 7.2, 10.2 and 18.

Franklin Small Cap Value Securities Fund

(Small Cap Value Fund)

The Fund’s investment goal is long-term total return.

Other Considerations

The Fund may invest in preferred stocks, securities convertible into common stocks, warrants, secured and unsecured debt securities, and notes.

Control. The Fund purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, if the manager perceives that the Fund may benefit, the manager may, but is not obligated to, seek to influence or control management.

Other Investments and Strategies

•	Foreign Securities. The Fund may invest up to 25% of its total assets in foreign securities, but currently intends to limit its investments in foreign securities generally to less than 15% of its total assets and in emerging markets securities to less than 5%.

•	Convertible Securities. The Fund may invest in convertible securities, enhanced convertible securities and synthetic convertibles. The Fund applies the same rating criteria and investment policies to convertible debt securities as its investments in debt securities.

•	Lower-rated Securities. The Fund may invest up to 25% of its assets in debt securities rated below BBB by S&P® or Baa by Moody’s, or in unrated debt securities that the manager determines to be comparable. Such securities, sometimes called “junk bonds,” are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Therefore, these securities involve special risks. Debt securities rated D by S&P® are in default and may be considered speculative.

•	The Fund also may:

•	sell short securities it does not own, up to 5% of its assets;

•	sell securities “short against the box” without limit;

•	lend its portfolio securities up to 33 1/3% of its assets;

•	borrow up to 33 1/3% of the value of its total assets from banks;

•	invest in zero coupon securities, pay-in-kind bonds, structured notes, mortgage-backed and asset-backed securities;

•	purchase loan participations and trade claims, both of which carry a high degree of risk;

•	purchase and sell exchange-listed and over-the-counter put and call options on securities and financial indices;

•	purchase and sell futures contracts or related options with respect to securities and indices;

•	invest up to 5% of the value of its total assets in unseasoned companies;

•	purchase securities of exchange-traded funds;

•	purchase equity or debt securities of closed-end investment companies; and

•	invest in restricted or illiquid securities.

The Fund is subject to Fundamental Investment Policies 2.1, 3, 4, 5.1, 7, 9.2, 10.1, 11, 13 and 15.

Franklin Strategic Income Securities Fund

(Strategic Income Fund)

The Fund’s principal goal is to earn a high level of current income. Its secondary goal is long-term capital appreciation.

Other Considerations

The Fund may invest a portion of its assets in common stocks.

Debt Ratings. The Fund may invest in debt securities in any rating category. Ratings assigned by the rating agencies are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of the rating. The Fund also may buy defaulted debt securities if, in the opinion of the manager, it appears the issuer may resume interest payments or other advantageous developments appear likely in the near future.

Other Investments and Strategies

•	Portfolio Turnover. The manager’s rebalancing of the portfolio when seeking to keep interest rate risk, market and country allocations, and bond maturities at desired levels may cause the Fund’s portfolio turnover rate to be high. High turnover generally increases the Fund’s transaction costs. Moreover, in shifting assets strategically from one sector to another, there is no guarantee that the manager will consistently select the sectors that are the most advantageous.

•	Indebtedness and Participations. The Fund may invest in secured or unsecured corporate indebtedness, including loan participations and trade claims.

•	Derivative Investments. The Fund may invest limited amounts in various derivative investments, which carry high risk. Such derivatives could include: stripped mortgage-backed securities (including interest-only or principal-only securities); CMOs; options on securities, on securities indices, on futures contracts, and financial futures contracts; interest rate swap agreements; and mortgage dollar rolls. The Fund may only buy options on securities and securities indices if the total premium paid for such options is 5% or less of total assets. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts. The Fund may invest up to 5% of its total assets in inverse floaters.

•	Currency Hedging. The Fund also may use the following currency hedging techniques: investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts (forward contracts), and currency swaps.

•	Stripped Securities. The Fund may purchase stripped securities such as U.S. Treasury STRIPS, the values of which are extremely sensitive to changes in interest rates (and prepayments). Their prices will fluctuate more than the prices of interest-paying bonds or notes.

•	Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities issued by private entities, which are supported by the credit of the issuer.

•	Municipal Securities. The Fund may invest a small portion of its assets in municipal securities.

•	Treasury Inflation-Protected Securities. The Fund may purchase inflation-indexed securities issued by the U.S. Treasury.

•	The Fund also may:

•	invest in illiquid securities up to 15% of its net assets;

•	lend its portfolio securities up to 33 1/3% of the value of its total assets;

•	borrow up to 33 1/3% of the value of its total assets;

•	enter into repurchase or reverse repurchase agreements; and

•	enter into mortgage dollar rolls.

The Fund is subject to Fundamental Investment Policies 2.3, 3.1, 4.1, 7.1, 10.2 and 18.

Franklin U.S. Government Fund

(Government Fund)

The Fund’s investment goal is income.

Other Considerations

Mortgage-backed government securities. Payments to holders of mortgage-backed government securities, including Ginnie Maes, Fannie Maes and Freddie Macs, consist of the monthly distributions of interest and principal (less Ginnie Mae’s, Fannie Mae’s or Freddie Mac’s fees and any applicable loan servicing fees). The Fund will reinvest the return of principal in securities that may have different interest rates than the securities on which the principal was returned.

Unscheduled principal payments are passed through to holders of mortgage-backed securities, such as the Fund, when mortgages in the pool underlying a Ginnie Mae, Fannie Mae or Freddie Mac mortgage-backed security are prepaid by borrowers (because a home is sold and the mortgage is paid off, or the mortgage is refinanced) or as a result of foreclosure. Accordingly, a mortgage-backed security’s life is likely to be shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular mortgage-backed security.

Other Investments and Strategies

•

Other Mortgage Securities. The Fund also may invest in fixed-rate mortgage-backed securities, adjustable-rate mortgage-backed securities (ARMS), or a hybrid of the two. In addition to ARMS, the Fund also may invest in adjustable rate U.S. government securities, which may include securities backed by other types of assets, including business loans guaranteed by the U.S. Small Business Administration and obligations of the Tennessee Valley Authority. Some government agency obligations or guarantees are supported by the full faith and credit of the U.S. government, while others are supported principally by the issuing agency and may not permit recourse against the U.S. Treasury if the issuing agency does not meet its commitments.

•	Other Pass-Through Securities. The Fund may invest in certain other types of pass-through debt securities, issued or guaranteed by U.S. government agencies or instrumentalities.

•	The Fund also may:

•	purchase securities on a “to be announced” and “delayed delivery” basis;

•	enter into mortgage “dollar rolls;”

•	lend portfolio securities up to 30% of its assets;

•	borrow up to 5% of the value its total assets for any purpose other than direct investments in securities, and up to 33 1/3% of the value of its total assets from banks for temporary or emergency purposes; and

•	enter into repurchase agreements.

The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15.

Franklin Zero Coupon Funds 2005, and 2010 (Zero Coupon Funds):

Maturing in December of 2005, 2010

Each Fund’s investment goal is to provide as high an investment return as is consistent with capital preservation.

Other Considerations

The Funds may purchase zero coupon bonds issued by foreign government issuers, and domestic and foreign corporations.

The Funds also may purchase zero coupon bonds or stripped securities including:

•	securities issued by the U.S. Treasury (Stripped Treasury Securities). The Funds do not anticipate that these securities will exceed 55% of a Fund’s assets;

•	securities issued by the U.S. government and its agencies and instrumentalities (Stripped Government Securities);

•	debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations (Stripped Eurodollar Obligations); and

•	to a lesser extent, zero coupon securities issued by domestic corporations, which consist of corporate debt securities without interest coupons and, if available, interest coupons that have been stripped from corporate debt securities, and receipts and certificates for such stripped debt securities and stripped coupons (collectively, Stripped Corporate Securities).

Zero coupon bonds and stripped securities, like other debt securities, are subject to certain risks, including credit and market risks. To the extent the Funds invest in securities other than U.S. Treasury securities, these investments will be rated at least A by nationally recognized statistical rating agencies or unrated securities that the manager determines are of comparable quality. Debt securities rated A are regarded as having an adequate capacity to pay principal and interest but are vulnerable to adverse economic conditions and have some speculative characteristics. The Funds will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments. The availability of stripped securities, other than Stripped Treasury Securities, may be limited at times. During such periods, because the Funds must meet diversification rules under the Internal Revenue Code applicable to segregated asset accounts funding variable annuities, they may invest in other types of fixed-income securities.

Because each Fund will be predominantly invested in zero coupon securities, investors who hold shares to the Fund’s Target Date will experience a return consisting primarily of the amortization of discount on the underlying securities in the Fund. However, the net asset value of a Fund’s shares increases or decreases with changes in the market value of that Fund’s investments.

Maturity. The estimated expense of terminating and liquidating a Fund will be accrued ratably over the year preceding its Target Date. These expenses, which are charged to income like all expenses, are not expected significantly to exceed the ordinary annual expenses incurred by the Fund and, therefore, should have no significant additional effect on the maturity value of the Fund.

Tax Considerations. Under federal income tax law, a portion of the difference between the purchase price of the zero coupon securities and their face value (original issue discount) is considered to be income to the Zero Coupon Funds each year, even though the Funds will not receive cash payments representing the discount from these securities. This original issue discount will comprise a part of the net taxable investment income of the Funds that must be “distributed” to the insurance company, as shareholder, each year whether or not the distributions are paid in cash. To the extent the distributions are paid in cash, the Fund may have to generate the required cash from interest earned on non-zero coupon securities or possibly from the disposition of zero coupon securities.

Other Investments and Strategies

•	Foreign Securities. Although each Fund reserves the right to invest up to 10% of its assets in foreign securities, each Fund typically invests less than that and only in U.S. dollar denominated foreign securities.

•	Structured Notes. Although each Fund reserves the right to invest up to 10%, each Fund currently does not intend to invest more than 5% of its assets in certain structured notes that are comparable to zero coupon bonds in terms of credit quality, interest rate volatility, and yield.

•	Money Market Instruments. Each Fund may invest up to, but under normal circumstances will have less than, 20% of its assets in money market instruments for purposes of providing income for expenses, redemption payments, and cash dividends. However, as a Fund approaches its Target Date, it is likely that the portion of the Fund invested in money market instruments may increase.

•	Each Fund also may:

•	lend portfolio securities up to 30% of its assets;

•	borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities); and

•	enter into repurchase agreements.

The Funds are subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11,12, 13, 14 and 15.

Mutual Discovery Securities Fund

(Mutual Discovery Fund)

The Fund’s investment goal is capital appreciation.

Other Considerations

The Fund may invest in securities that are traded on U.S. or foreign exchanges, the NASDAQ national market or in the over-the-counter market, and may invest in any industry or sector. In addition, the Fund may invest in private securities offerings, subject to the Fund’s restriction on investments in illiquid securities. From time to time, the Fund may hold significant cash positions, consistent with its policy on temporary investments, until suitable investment opportunities are available.

Debt securities in which the Fund may invest include securities or indebtedness issued by corporations or governments in any form, as well as distressed mortgage obligations and other debt secured by real property. The Fund does not have established percentage limits for its investment in equity securities, debt securities or money market instruments.

Risk Arbitrage Securities and Distressed Companies. The Fund does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount.

Control. The Fund may invest in other entities that purchase securities for the purpose of influencing or controlling management. These entities may invest in a potential takeover or leveraged buyout or invest in other entities engaged in such practices.

Lower-rated Securities. The Fund may invest in debt securities in any rating category. In general, the Fund will invest in these instruments for the same reasons as equity securities, i.e., the manager believes that the securities may be acquired at prices less than their intrinsic values. Consequently, the manager’s own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Fund expects to invest in debt securities issued by reorganizing or restructuring companies, or companies that recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or are about to, default, that the manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The Fund may invest without limit in defaulted debt securities, subject to the Fund’s restriction on investments in illiquid securities. The purchase of debt of a troubled company always involves a risk that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies. In some cases, the manager may purchase debt securities of a troubled company with the expectation such securities will become convertible into common equity through bankruptcy restructuring.

Other Investments and Strategies

•	Other Indebtedness. The Fund also may invest in other forms of secured or unsecured indebtedness or participations (indebtedness), which may have very long maturities or may be illiquid.

•	Foreign Securities. The Fund presently does not intend to invest more than 5% of its assets in securities of emerging market countries including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals.

•	Currency Hedging. To the extent that hedging is available, the Fund may use the following currency hedging techniques: foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts and currency swaps.

•	The Fund may purchase trade claims and other similar direct obligations or claims against a company in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or service to the company.

•	The Fund also may:

•	sell short securities it does not own, subject to the limit under the 1940 Act on borrowing and leverage, which currently is 33 1/3% of assets;

•	lend its portfolio securities up to 33 1/3% of its assets;

•	borrow up to 33 1/3% of the value of its total assets from banks;

•	enter into repurchase agreements;

•	purchase securities on a “when-issued” or “delayed delivery” basis;

•	invest in restricted or illiquid securities;

•	purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; and

•	purchase and sell futures contracts and related options.

The Fund is subject to Fundamental Investment Policies 1, 2.1, 3, 4, 5.1, 7, 9.2, 10.1, 11, 13 and 15.

Mutual Shares Securities Fund

(Mutual Shares Fund)

The Fund’s principal goal is capital appreciation. Its secondary goal is income.

Other Considerations

The Fund may invest in securities that are traded on U.S. or foreign exchanges, the NASDAQ national market or in the over-the-counter market, and may invest in any industry sector. In addition, the Fund may invest in private securities offerings, subject to the Fund’s restriction on investments in illiquid securities. From time to time, the Fund may hold significant cash positions, consistent with its policy on temporary investments, until suitable investment opportunities are available.

Debt securities in which the Fund may invest include securities or indebtedness issued by corporations or governments in any form, as well as distressed mortgage obligations and other debt secured by real property. The Fund does not have established percentage limits for its investment in equity securities, debt securities or money market instruments.

Control. The Fund may invest in other entities that purchase securities for the purpose of influencing or controlling management. These entities may invest in a potential takeover or leveraged buyout or invest in other entities engaged in such practices.

Risk Arbitrage Securities and Distressed Companies. The Fund does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount.

Lower-rated Securities. The Fund may invest in debt securities in any rating category. In general, the Fund will invest in these instruments for the same reasons as equity securities, i.e., the manager believes that the securities are available at prices less than their intrinsic values. Consequently, the manager’s own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Fund expects to invest in debt securities issued by reorganizing or restructuring companies, or companies that recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or lower rated securities that are often in, or are about to, default, that the manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The Fund may invest without limit in defaulted debt securities, subject to the Fund’s restriction on investments in illiquid securities. The purchase of debt of a troubled company always involves a risk that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies. In some cases, the manager may purchase debt securities of a troubled company with the expectation such securities will become convertible into common equity through bankruptcy restructuring.

Other Investments and Strategies

•	Indebtedness. The Fund also may invest in other forms of secured or unsecured indebtedness or participations (indebtedness), which may have very long maturities or may be illiquid.

•	Foreign Securities. Although the Fund reserves the right to purchase securities in any foreign country without percentage limitation, the Fund’s current investment strategy is to invest primarily in domestic securities, with up to 50% of its assets in foreign securities. The Fund presently does not intend to invest more than 5% of its assets in securities of emerging markets, including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals.

•	Currency Hedging. The Fund may use the following currency hedging techniques: investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts and currency swaps.

•	Trade Claims. The Fund may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

•	The Fund also may:

•	sell short securities it does not own, subject to the limit under the 1940 Act on borrowing and leverage, which currently is 33 1/3% of assets;

•	lend its portfolio securities up to 33 1/3% of its assets;

•	borrow up to 33 1/3% of the value of its assets from banks;

•	enter into repurchase agreements;

•	purchase securities on a “when-issued” or “delayed delivery” basis;

•	invest in restricted or illiquid securities: purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; and

•	purchase and sell futures contracts and related options.

The Fund is subject to Fundamental Investment Policies 1, 2.1, 3, 4, 5.1, 7, 9.2, 10.1, 11, 13 and 15.

Templeton Developing Markets Securities Fund

(Developing Markets Fund)

The Fund’s investment goal is long-term capital appreciation.

Other Considerations

For this Fund, emerging market countries include: (i) countries that are generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as emerging; or (iii) countries with a market capitalization of less than 3% of the Morgan Stanley Capital World Index.

Emerging market equity securities are equity securities of emerging market companies. Emerging market companies are: (i) companies the principal securities trading markets of which are in emerging market countries; or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries; or (iii) companies that have a significant portion of their assets in emerging market countries; or (iv) companies that are linked to currencies of emerging market countries; or (v) companies that are organized under the laws of, or with principal offices in, emerging market countries. The manager will determine eligibility based on publicly available information and inquiries to the companies.

From time to time, the Fund may hold significant cash positions, including investment in shares of an affiliated money market fund, until suitable investment opportunities are available, consistent with its policy on temporary investments.

The Fund seeks to benefit from economic and other developments in emerging markets. The investment goal of the Fund reflects the belief that investment opportunities may result from an evolving, long-term international trend favoring more market-oriented economies. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Countries in the process of developing more market-oriented economies may experience relatively high rates of economic growth, but there are many factors that may slow development and growth. Other countries, although having relatively mature emerging markets, also may be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

The Fund may use various derivative strategies. The performance of derivative investments depends, at least in part, on the performance of an underlying asset. Derivatives involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager’s ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.

Other Investments and Strategies

•	Debt Securities. Depending upon current market conditions, the Fund may invest up to 20% of its assets in fixed-income debt securities for capital appreciation.

To the extent the Fund invests in debt securities, it will invest in those rated at least C by Moody’s or S&P® or, if unrated, that the manager determines to be of comparable quality. As a fundamental policy, the Fund will not invest more than 10% of its assets in defaulted debt securities. The Fund does not, however, currently intend to invest in defaulted debt. As an operating policy (which may be changed without shareholder approval), the Fund will not invest more than 5% of its assets in lower-rated debt securities which include debt securities rated BBB or lower by S&P® or Baa or lower by Moody’s (the lowest category of “investment grade” rating).

•	Country, Sector or Industry Focus. The manager generally seeks to diversify across both countries and sectors, but may sometimes have significant investments in one or more countries or sectors, in part because in some countries particular sectors dominate.

•	Closed end Investment Companies. The Fund may invest up to 10% of its total assets in securities of closed-end investment companies to facilitate foreign investment. Investors should realize that they indirectly bear a proportionate share of the expenses of these investment companies, including operating costs, and investment advisory or administrative fees.

•	Foreign Securities. The Fund will at all times, except during defensive periods, maintain investments in at least three emerging markets countries. The Fund may, but currently does not intend to, invest more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange.

•	The Fund also may:

•	lend its portfolio securities up to 33 1/3% of its assets;

•	borrow up to 33 1/3% of the value of its assets;

•	purchase convertible securities and warrants;

•	invest up to 15% of its net assets in illiquid securities;

•	enter into repurchase agreements;

•	enter into forward foreign currency exchange contracts; and

•	enter into futures contracts, and related options, with respect to securities, securities indices and foreign currencies. The value of the underlying securities of written futures contracts will not exceed at any time 25% of the Fund’s total assets.

The Fund is subject to Fundamental Investment Policies 1.1, 2.4, 3.1, 4.1, 7.2, 10.2 and 18.

Templeton Foreign Securities Fund

(Foreign Securities Fund)

The Fund’s investment goal is long-term capital growth.

Other Considerations

As an international fund, the Fund will invest in securities of issuers in at least three countries outside the U.S. The Fund will invest predominantly in large-cap and mid-cap companies with market capitalizations of $5 billion or more, and $2 billion to $5 billion, respectively. It also may invest up to 15% of its assets in smaller companies.

Other Investments and Strategies

•	Debt Securities. The Fund may invest up to 20% of its assets in debt securities including in medium and lower quality debt securities that are rated between BBB and as low as D by S&P®, and between Baa and as low as C by Moody’s or unrated securities the manager determines are of comparable quality. As a non-fundamental policy, the Fund will not invest more than 5% of its assets in lower-rated securities rated BB or lower by S&P®, Ba or lower by Moody’s, or lower unrated securities that the manager determines are an equivalent investment quality.

•	The Fund also may:

•	invest up to 15% of its net assets in illiquid securities;

•	invest up to 5% of its net assets in convertible securities;

•	enter into firm commitment agreements;

•	purchase securities on a “when issued” basis;

•	purchase securities of exchange-traded funds;

•	purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts. It may engage in these transactions only if the total contract value of the futures do not exceed 20% of the Fund’s total assets;

•	lend its portfolio securities up to 33 1/3% of its total assets; and

•	borrow up to 33 1/3% of the value of its total assets.

The Fund is subject to Fundamental Investment Policies 1.1, 2.4, 3.1, 4.1, 7.2, 10.2 and 18.

Templeton Global Asset Allocation Fund

(Asset Allocation Fund)

The Fund’s investment goal is high total return.

Other Considerations

The Fund will normally invest its assets in at least three countries, except during defensive periods.

Other Investments and Strategies

•	Foreign Securities. The Fund has an unlimited ability to purchase exchange listed securities in any foreign country, developed or emerging. The Fund will not invest more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange.

•	Debt Securities. The Fund may invest in debt securities issued by governments or companies, whether domestic or foreign, such as bonds, debentures, notes, commercial paper, collateralized mortgage obligations (CMOs) and securities issued or guaranteed by governments agencies and instrumentalities. The Fund may invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount. The Fund may invest in debt securities of any maturity, and the average maturity of debt securities in the Fund’s portfolio will fluctuate depending on the manager’s outlook on changing market, economic, and political conditions.

•	Money Market Instruments. The Fund may hold cash and time deposits with banks in the currency of any major nation and invest in certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion. The Fund also may invest in commercial paper rated Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P®, or unrated commercial paper issued by companies having outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P®.

•	The Fund also may:

•	invest in illiquid securities up to 15% of its net assets;

•	invest in collateralized mortgage obligations;

•	purchase securities on a “when-issued” basis;

•	invest in REITS;

•	enter into repurchase agreements;

•	lend its portfolio securities up to 33 1/3% of its assets;

•	borrow up to 33 1/3% of the value of its assets;

•	invest in forward foreign currency exchange contracts; and

•	purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts for hedging purpose only and not for speculation. It may engage in these transactions only if the total contract value of the futures contract does not exceed 20% of the Fund’s total assets.

The Fund is subject to Fundamental Investment Policies 1.1, 2.4, 3.1, 4.1, 7.2, 10.2 and 18.

Templeton Global Income Securities Fund

(Global Income Fund)

The Fund’s investment goal is high current income consistent with preservation of capital. Although not a goal, capital appreciation is a secondary consideration.

Other Considerations

The Fund selects investments to provide a high current yield or a combination of yield, capital appreciation, and currency appreciation. As a global fund, the Fund may invest in securities issued in any currency and may hold foreign currency.

Under normal market conditions, the Fund will have at least 25% of its assets invested in debt securities issued or guaranteed by foreign governments. Under normal circumstances, the Fund’s assets will be invested in issuers located in at least three countries, one of which may be the U.S.

The Fund may invest a significant portion of its assets in securities and currency in emerging market countries.

Other Investments and Strategies

•	Debt Securities. The Fund may invest in debt or equity securities of any type of issuer, including domestic and foreign corporations, domestic and foreign banks (with assets in excess of one billion dollars), other business organizations, and domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities, and supranational organizations. A supranational organization is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. The Fund is further authorized to invest in “semi-governmental securities,” which are debt securities issued by entities owned by either a national, state, or equivalent government or of a government jurisdiction that are not backed by its full faith and credit and general taxing powers. The Fund considers securities issued by central banks that are guaranteed by their national governments to be government securities.

The debt securities in which the Fund invests may have equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer’s debt securities and common stock are offered as a unit).

The Fund may invest in debt securities with varying maturities. Generally, the portfolio’s average maturity will be shorter when the manager expects interests rates worldwide or in a particular country to rise and longer when the manager expects interest rates to fall.

•	The Fund also may:

•	use forward and futures contracts, options on currencies, and interest rate swaps;

•	invest in preferred stock;

•	invest in structured notes;

•	purchase and sell call and put options on U.S. or foreign securities;

•	acquire loan participations;

•	lend its portfolio securities up to 30% of its assets;

•	borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities);

•	enter into repurchase, reverse repurchase, and “when-issued” transactions; and

•	enter into futures contracts for the purchase or sale of U.S. Treasury or foreign securities or based upon financial indices.

The Fund is subject to Fundamental Investment Policies 2, 3, 4, 5, 6, 7, 8.1, 9.3, 10.1, 11, 12, 13, 14 and 15.

Templeton Growth Securities Fund

(Growth Securities Fund)

The Fund’s investment goal is long-term capital growth. Any income the Fund earns will be incidental.

Other Considerations

The Fund may invest in securities of issuers anywhere in the world, including emerging market countries, and of any market capitalization. The Fund considers emerging market countries to include those generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.

Other Investments and Strategies

•	Debt Securities. The Fund may invest in bonds, convertible bonds, and bonds selling at a discount, as a defensive measure while looking for attractive equity investments. The Fund also may invest in debt securities for capital appreciation. The Fund may invest in debt securities that are rated as low as C by Moody’s or S&P® (the lowest rating category) or, if unrated, that the manager determines to be of comparable quality, but intends to invest in those that are highly rated. However, as a policy established by the board, the Fund will not invest more than 5% of its assets in debt securities rated BBB or lower by S&P® or Baa or lower by Moody’s. Consistent with the goal of the Fund, the board may consider a change if economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be appropriate. As a fundamental policy, the Fund may not invest more than 10% of its assets in defaulted debt securities. The Fund, however, does not currently intend to invest in any defaulted debt securities.

•	Stock Index Futures. The Fund may purchase and sell stock index futures contracts having a notional value up to, in the aggregate, 20% of its assets. It may not at any time commit more than 5% of its assets to initial margin deposits on futures contracts.

•	The Fund also may:

•	purchase preferred stocks;

•	invest up to 10% of its assets in securities with a limited trading market, i.e., “illiquid securities”;

•	enter into repurchase agreements;

•	borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities); and

•	invest in restricted securities.

The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8.1, 9.3, 10.1, 11, 12, 13, 14, 15, 16 and 17.

Glossary of Securities, Investment Techniques and Their Risks Common to More than One Fund

This section describes certain types of securities and investment techniques that a Fund may use to help it achieve its investment goals and to the extent not expressly prohibited by its investment policies. Not all investments, strategies and techniques are available to all Funds. You should refer to the information in the Fund’s prospectus or earlier in this SAI to determine if an investment, strategy or technique may be used by a particular Fund. If there appears to be an inconsistency between this section and the individual Fund section with respect to investments, strategies or techniques, the individual Fund section controls and should be relied upon.

Each Fund is also subject to investment policies that are described under the heading “Fundamental Investment Policies” in this SAI. The investment goal of each Fund and its listed investment policies are “fundamental policies” of each Fund, which means that they may not be changed without a majority vote of shareholders of the Fund. With the exception of a Fund’s investment goal and those restrictions specifically identified as fundamental, all investment policies and practices described in the Fund’s prospectus and in this SAI are not fundamental, which means that they may be changed without shareholder approval.

The value of your shares will increase as the value of the securities owned by a Fund increases and will decrease as the value of the Fund’s investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares also may change with movements in the stock and bond markets as a whole.

During a period beginning in the early 1990’s, the U.S. economy experienced the longest period of expansion in its history. At times, gains in the stock market, and for many individual securities, significantly exceeded prior historical norms. Investors should not have unrealistic expectations that such expansion or the pace of gains will resume or continue in the future.

In addition to the risks described in each Fund’s prospectus and the individual Fund summaries in this SAI, investors should consider the risks that pertain to the Funds that may invest in the instruments or engage in the following strategies.

BORROWING

None of the Funds will purchase additional securities while its borrowing exceeds its stated percentage limitations on borrowing. Under federal securities laws, a fund may borrow from banks provided it maintains continuous asset coverage of 300% with respect to such borrowings, including selling (within three days) sufficient portfolio holdings to restore such coverage should it decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.

Leveraging by means of borrowing may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. The Fund’s assets that are used as collateral to secure the borrowing may decrease in value while the borrowing is outstanding, which may force the Fund to use its other assets to increase the collateral. In addition, the money borrowed will be subject to interest and other costs (which may include commitment fees and the cost of maintaining minimum average balances). The cost of borrowing may exceed the income received from the securities purchased with borrowed funds.

In addition to borrowing for leverage purposes, the Funds also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This allows the Funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than cash flow considerations. See “Fundamental Investment Policies” for more information about the Funds’ policies with respect to borrowing.

CONVERTIBLE SECURITIES

IN GENERAL. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a conventional fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and stock market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When that convertible security is “converted,” the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

In addition, the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations of the issuer in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Funds may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be also similar to those described in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. The Funds, however, intend to acquire liquid securities, though there can be no assurances that this will be achieved.

EXCHANGEABLE SECURITIES. Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeable and standard convertible securities is that the issuing company is a different company from that which issued the underlying shares.

ZERO COUPON AND DEEP DISCOUNT CONVERTIBLE BONDS. Zero-coupon and deep-discount convertible bonds (OID and LYONs) include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that, while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

SYNTHETIC CONVERTIBLE SECURITIES. A synthetic convertible is created by combining distinct securities that together possess attributes of fixed income payments and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants, stock, or stock index call options that grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price, or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be equity securities for purposes of each Fund’s investment policy regarding those securities.

Synthetic convertible securities differ from a true convertible security in the following respects:

•	The value of a synthetic convertible is the sum of the values of its fixed-income and convertibility components, which means that the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

•	Typically, the two components of a synthetic convertible represent one issuer, but a Fund may combine components representing distinct issuers or combine a fixed income security with a call option on a stock index when the manager determines that such a combination would better promote pursuing a Fund’s investment objectives.

•	The component parts of a synthetic convertible security may be purchased simultaneously or separately.

•	The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

DEBT SECURITIES

IN GENERAL. In general, debt securities represent a loan of money to the issuer by the purchaser of the securities. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender, and to return the lender’s money over or at the end of a certain time period. A company typically must meet its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bond, notes and commercial paper are types of debt securities. Each of these differs in the length of the issuer’s payment schedule, with commercial paper having the shortest payment schedule.

Debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer’s ability to repay principal and pay interest, and ratings upgrades.

INTEREST RATE. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. To the extent a Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund’s portfolio and its share price. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of debt securities generally declines. These changes in market value will be reflected in a Fund’s net asset value per share. Of course, interest rates throughout the world have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

ADJUSTABLE RATE SECURITIES. (ARS) are debt securities with interest rates that are adjusted periodically pursuant to a pre-set formula and interval. The interest rates on ARS are readjusted periodically to an amount above the chosen interest rate index. These readjustments occur at intervals ranging from one to sixty months. Movements in the relevant index on which adjustments are based, as well as the applicable spread relating to the ARS, will affect the interest paid on ARS and, therefore, the current income earned by a Fund by investing in ARS. (See “Resets.”) The degree of volatility in the market value of the securities held by a Fund and of the net asset value of the Fund’s shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indices. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively. A Fund does not seek to maintain an overall average cap or floor, although the manager will consider caps or floors in selecting ARS for a Fund.

While the Funds investing in ARS do not attempt to maintain a stable net asset value per share, during periods when short-term interest rates move within the caps and floors of the securities held by a Fund, the fluctuation in market value of the ARS held by the Fund is expected to be relatively limited, since the interest rates on the ARS generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in interest rates, the value of a Fund’s holdings may fluctuate more substantially because the caps and floors of its ARS may not permit the interest rates to adjust to the full extent of the movements in the market rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent the securities from adjusting to prevailing rates over the term of the loan. In this case, the market value of the ARS may be substantially reduced, with a corresponding decline in a Fund’s net asset value.

INVERSE FLOATERS. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices. The prices of inverse floaters can be highly volatile as a result. Inverse floaters generally are considered to be “derivative” securities.

STRUCTURED NOTES. Structured notes typically are issued by entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. The entity typically is organized by an investment banking firm that receives fees in connection with establishing the entity and arranging placement of its securities. Restructuring involves the deposit with or purchase by the entity, which may be a corporation or trust, of specified financial instruments, and the issuance by the entity of one or more classes of securities, including structured notes, backed by or representing interests in the underlying instruments. The cash flows arising from the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions, as well as put or call features, or elements of financial leverage. The extent of the payments made with respect to the structured investment is dependent on the cash flows arising from the underlying instruments, and the terms and conditions of the structured security. Classes of structured notes may be either subordinated or unsubordinated to the right of payment of another class or classes. Subordinated structured investments typically have higher yields, and present greater risks, than unsubordinated structured investments. Various features of structured notes may result in substantial volatility in relation to changes in interest rates or the credit quality of the underlying instruments.

Structured notes typically are sold in private placement transactions to institutional investors such as a Fund, and there generally is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds’ restrictions on investments in illiquid securities.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Funds may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody’s or BB or lower by S&P or from unrated securities deemed by a Fund’s manager to be of comparable quality. Such high-yield securities are considered to be below “investment grade” and are sometimes referred to as “junk bonds.” Lower-rated securities typically are riskier than investment grade securities. Bonds that are rated C by Moody’s are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P® are securities on which no interest is being paid. These ratings represent the opinions of the rating services with respect to the issuer’s ability to pay interest and repay principal. They do not purport to reflect other risks, such as the risk of fluctuations in market value, and are not absolute standards of quality. See “Description of Ratings for Bonds, Short-Term Debt and Commercial Paper” for a more complete discussion of the ratings.

LOWER RATED AND UNRATED SECURITIES. An investment in any Fund that invests in below -investment grade securities, including those issued by foreign companies and governments, is subject to a higher degree of risk than an investment in a Fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which certain of the Funds invest. Accordingly, an investment in such a Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities. The ability of a Fund to achieve its investment goal may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities. A Fund relies on the manager’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.

Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities may be less sensitive to interest rate changes than higher rated investments, but more sensitive to economic downturns or individual adverse corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower rated debt securities prices. This is because an economic downturn could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, the Fund may incur additional expenses to seek recovery.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from a Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for a Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer’s creditworthiness, or a default by an issuer may make it more difficult for a Fund to manage the timing of its income. To generate cash for distributions, a Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares. A portfolio may be required under the Internal Revenue Code and U.S. Treasury Regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the portfolio shareholders even though the portfolio is not currently receiving interest payments on such obligations.

The markets in which lower rated and unrated debt securities are traded are more limited than those in which high rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at desirable prices either to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower rated or unrated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund’s portfolio. Market quotations are generally available on many lower rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices of actual sales.

High yield, fixed-income securities that are sold without registration under federal securities laws carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. A Fund also may incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

High yield, fixed-income securities acquired during an initial underwriting involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Funds have no arrangement with their underwriter or any other person concerning the acquisition of these securities.

The credit risk factors above also apply to lower-quality zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, a Fund will not receive any cash until the cash payment date. If the issuer defaults, a Fund may not obtain any return on its investment.

Certain of the high yielding, fixed-income securities in which the Funds may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

DEFAULTED DEBT. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. If the issuer of a security in a Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s net asset value. Defaulted securities tend to lose much of their value before they default. Thus, a Fund’s net asset value may be adversely affected before an issuer defaults. In addition, a Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

A Fund will buy defaulted debt securities if, in the opinion of the manager, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits on investments in illiquid securities discussed under “Fundamental Investment Policies.”

LOAN PARTICIPATIONS. Loan participations are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities that operate in a variety of industries and geographical regions. Generally, these instruments are sold without a guarantee by the lending institution, and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, a Fund also may be able to acquire loan participations that sell at a discount because of the borrower’s credit problems. To the extent the borrower’s credit problems are resolved, such loan participations may appreciate in value. The manager may acquire loan participations for a Fund when it believes that appreciation will occur over the long term. An investment in these instruments carries substantially the same risks as those for defaulted debt securities. Interest payments on these instruments may be reduced, deferred, suspended or eliminated and principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment. Most loan participations are illiquid and, to that extent, will be included in a Fund’s limitation on illiquid investments described under “Illiquid Securities.”

BANK OBLIGATIONS. Bank obligations, or instruments secured by bank obligations, include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time deposits, bank notes and bankers’ acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified time at a stated interest rate. Bankers’ acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers’ acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity.

Certain Funds may invest in obligations of U.S. banks, foreign branches of U.S. banks, foreign branches of foreign banks, and U.S. branches of foreign banks that have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Funds that are permitted to invest in bank obligations may invest in dollar-denominated certificates of deposit and bankers’ acceptances of foreign and domestic banks having total assets in excess of $1 billion, certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion, or cash and time deposits with banks in the currency of any major nation.

COMMERCIAL PAPER. Commercial paper typically refers to short-term obligations of banks, corporations and other borrowers with maturities of up to 270 days. A Fund may invest in domestic or foreign commercial paper. Investments in commercial paper are generally limited to obligations rated Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P® or, if unrated, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P®. Certain Funds also may invest in lower rated commercial paper to the extent permitted by their policies on lower rated debt securities generally. See “ Description of Ratings for Bonds, Short-Term Debt and Commercial Paper ” for a more complete description of commercial paper ratings.

DEFERRED INTEREST AND PAY-IN-KIND BONDS. Deferred interest and pay-in-kind bonds are bonds issued at a discount that defer the payment of interest until a later date or pay interest through the issuance of additional bonds, known as pay-in-kind bonds. A Fund will accrue income on deferred interest bonds for tax and accounting purposes. Similarly, a Fund will be deemed to receive interest over the life of such bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. This accrued income from both deferred interest and pay-in-kind bonds must be “distributed” to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use other sources such as sales of Fund shares. See “Lower-Rated Securities” above for more information about these bonds.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund’s shares, which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Securities issued by Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by Freddie Mac are supported only by the credit of the agency. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

A Fund may invest in private mortgage securities. Private issuers of mortgage securities may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets a Fund’s quality standards. A Fund may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the manager determines that the securities meet the Fund’s quality standards.

The mortgage securities in which a Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae’s, Freddie Mac’s or Fannie Mae’s fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. This is called “prepayment risk.” For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of “locking in” long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this prepayment risk.

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security’s value and increasing its volatility. This is called “extension risk.” In view of these factors, the ability of a Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

Adjustable rate mortgage securities (ARMS). ARMS, like traditional fixed income mortgage securities, are interests in pools of mortgage loans and are issued or guaranteed by a federal agency or by private issuers. Unlike traditional mortgage securities, the mortgage loans underlying ARMS carry adjustable interest rates that are reset periodically. The interest rates paid on the ARMS in which a Fund may invest are generally readjusted at intervals of one year or less, although ARMS with longer resets such as three, five, seven and ten years are also permissible investments for the Funds.

In a changing interest rate environment, this reset feature acts as a buffer to reduce sharp changes in the ARMS’ value in response to normal interest rate fluctuations. However, the time interval between each interest reset causes the yield on the ARMS to lag behind changes in the market interest rate. As interest rates are reset on the underlying mortgages, the yields of the ARMS gradually re-align themselves to reflect changes in market rates so that their market values remain relatively stable compared to fixed-rate mortgage securities.

As a result, ARMS also have less risk of a decline in value during periods of rising rates than if a Fund invested in more traditional long-term, fixed-rate securities. When interest rates decline, ARMS, like other mortgage securities, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages.

During periods of rising interest rates, this reset lag may result in a lower net asset value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares before the interest rates on the underlying mortgages reset to market rates. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. However, a Fund will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage security.

During periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag, resulting in lower yields to a Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities. As with other mortgage-backed securities, declining interest rates may result in accelerated prepayments of mortgages, and a Fund may have to reinvest the proceeds from the prepayments at the lower prevailing rates.

In periods of more extreme fluctuation in interest rates, the resulting fluctuation in the value of the ARMS may affect a Fund’s net asset value. Also, a Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different from market yields during interim periods between coupon reset dates.

For certain types of ARMS, the rate of amortization of principal, as well as interest payments on the underlying mortgages that collateralize the ARMs, change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Caps and floors limit the maximum amount by which the loan rate to the residential borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the mortgage securities. Since most ARMs in a Fund’s portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause the mortgage securities to “cap out” and to behave more like long-term, fixed-rate debt securities.

Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs) and multi-class pass-throughs. A Fund may invest in certain debt obligations that are collateralized by mortgage loans or mortgage pass-through securities. These obligations may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders.

CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by Freddie Mac, Fannie Mae or Ginnie Mae, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.

Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor to predict more accurately the pace at which principal is returned. A Fund may buy CMOs that are:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

CMOs are issued in multiple classes. Each class, often referred to as a “tranche,” is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as LIBOR. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime “caps” on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO’s yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

Some of the CMOs in which a Fund may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

To the extent any privately issued CMOs in which a Fund invests are considered by the SEC to be an investment company, a Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since the U.S. government does not guarantee them.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which a Fund may invest include mortgages backed by Ginnie Maes or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency or instrumentality.

Caps and floors. The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

Resets. The interest rates paid on ARMS and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the Fund may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.

Mortgage dollar rolls. A Fund may enter into mortgage dollar rolls. In a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the Fund forgo principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale.

For each mortgage dollar roll transaction, a Fund will cover the roll by segregating on its books an offsetting cash position or a position of liquid securities of equivalent value. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the mortgage dollar roll contract price.

Successful use of mortgage dollar rolls depends on the manager’s ability to predict correctly interest rates and mortgage prepayments. A Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

Each Fund intends to enter into mortgage dollar rolls only with high quality government securities dealers and member banks of the Federal Reserve System as approved by the Fund’s board of trustees.

Stripped mortgage securities. A Fund may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. The stripped mortgage-backed securities in which a Fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage-backed securities.

Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or “IO” class), while the other class receives all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by a Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P® or Moody’s, respectively.

Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which a Fund invests and are purchased and sold by institutional investors, such as a Fund, through several investment banking firms acting as brokers or dealers. Some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by the board. The board may, in the future, adopt procedures that would permit a Fund to acquire, hold and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will be treated as illiquid and, together with other illiquid investments, will not exceed the Fund’s limit on investments in illiquid securities. This position may be changed in the future, without notice to shareholders, in response to the SEC staff’s continued reassessment of this matter, as well as to changing market conditions.

Mortgage loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage securities are developed and offered to investors, a Fund may invest in them if they are consistent with the Fund’s goals, policies and quality standards.

ASSET-BACKED SECURITIES. A Fund may invest in mortgage-related asset-backed securities, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, may include receivables on home equity loans backed by lien mortgages and loans that facilitate the purchase of manufactured homes, and other assets. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which a Fund may invest. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. The payment rate may be affected by various economic and other factors. Therefore, the yield may be difficult to predict, and actual yield to maturity may be more or less than the anticipated yield to maturity.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support, if any, provided to the securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on the underlying assets to make payments, asset-backed securities may contain elements of credit support. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses from the default by an obligor on the underlying assets. Liquidity protection refers to advances, generally provided by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses from the default by an obligor enhances the likelihood of payments of the obligations on at least some of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of these approaches. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include “senior subordinated securities” (multiple class securities with one or more classes that are subordinate to the other classes with respect to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees). The degree of credit support provided generally is based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in the securities.

Like mortgage securities, asset-backed securities are subject to prepayment risk and the extension risk. Asset-backed securities also entail certain risks not presented by mortgage-backed securities as they do not have the benefit of the same type of security interests in the underlying collateral. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

STRIPPED SECURITIES. Stripped securities are the separate income and principal components of a debt security. Once the securities have been stripped, the principal portion may be referred to as a zero coupon security or as a “principal-only strip.” Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities. Stripped securities include: U.S. Treasury STRIPS, Stripped Government Securities, Stripped Obligations of the Financing Corporation (FICO STRIPS), Stripped Corporate Securities, and Stripped Eurodollar Obligations.

1. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of a Fund’s investment policies. Their risks are similar to those of other U.S. government securities, although they may be more volatile. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

2. Stripped government securities are issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers (such as state and local governments and their agencies and instrumentalities), and by “mixed-ownership government corporations.”

3. FICO STRIPS represent interests in securities issued by the Financing Corporation (FICO). FICO is the financing vehicle for the recapitalization of the Federal Savings and Loan Insurance Corporation (FSLIC). FICO STRIPS are not backed by the full faith and credit of the U.S. government but are generally treated as U.S. government agency securities.

4. Stripped corporate securities are zero coupon securities issued by domestic corporations. They consist of corporate debt obligations without interest coupons, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for stripped debt obligations and stripped coupons.

5. Stripped eurodollar obligations are stripped debt obligations denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations.

U.S. GOVERNMENT SECURITIES. U.S. government securities include: (1) U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (original maturities of one to ten years) and U.S. Treasury bonds (generally original maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities such as Ginnie Mae, the Export-Import Bank and the Farmers Home Administration. Some of the Funds’ investments will include obligations that are supported by the full faith and credit of the U.S. government. In the case of U.S. government securities that are not backed by the full faith and credit of the U.S. government (e.g., obligations of the Fannie Mae or Freddie Mac), the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government in the event the agency or instrumentality does not meet its commitments.

1. Mortgage Securities. Please refer to the foregoing discussion of Mortgage-Backed Securities for a description of the features and risks of Ginnie Mae, Fannie Mae and Freddie Mac mortgage securities.

2. Small Business Administration (SBA) securities are pools of loans to small businesses that are guaranteed as to principal and interest by the SBA, and supported by the full faith and credit of the U.S. government. SBA loans generally have variable interest rates that are set at a premium above the prime rate, and generally have no interest rate caps or floors. The terms on SBA loans currently range from 7 to 25 years from the time they are issued. As with mortgage-backed securities such as Ginnie Maes, prepayments can greatly change realized yields for SBA securities. While the prepayment rate of mortgage-backed securities has generally been a function of market interest rates, the prepayment rate of SBA securities has historically depended more on the purpose and term of the loan and the rate of borrower default. Shorter-term SBA loans have had the highest prepayment rates, particularly if the loans were for working capital; long-term, real-estate backed SBA loans prepay much more slowly. SBA securities are sometimes offered at a premium above their principal amount, which increases the risks posed by prepayment.

U.S. TREASURY ROLLS. In “U.S. Treasury rolls,” a Fund sells outstanding U.S. Treasury securities and buys back “when-issued” U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the “when-issued” U.S. Treasury security. Two potential advantages of this strategy are (1) the Fund can regularly and incrementally adjust its weighted average maturity of its portfolio securities (which otherwise would constantly diminish with the passage of time); and (2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.

During the period before the settlement date, the Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

TREASURY INFLATION-PROTECTED SECURITIES. A Fund may invest in Treasury Inflation-Protected Securities (TIPS), which are issued by the U.S. Treasury. TIPS are designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity. The U.S. Treasury has guaranteed repayment of these securities at maturity of at least their face value in the event of sustained deflation.

MUNICIPAL SECURITIES. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the “principal”) at maturity. Municipal securities generally pay interest free from federal income tax.

ZERO COUPON BONDS. Zero coupon bonds are debt obligations that are issued at a significant discount from the value set forth on the face of the bond. The original discount approximates the total amount of interest the bonds will accumulate and compounds over the period until maturity or the first interest accumulation date at a rate of interest reflecting the market rate of the security at the time of issuance. Although a zero coupon bond pays no interest to its holder during its life, a Fund will be deemed to have received income on such investments for tax and accounting purposes. That income is distributable to shareholders even though no cash is received at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations. Zero coupon bonds may include stripped securities as noted above.

Zero coupon or deferred interest securities are debt securities that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the “cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality.

DERIVATIVE SECURITIES

IN GENERAL. In general, derivative securities are those securities whose values are dependent upon the performance of one or more securities, indices or currencies.

Derivatives may be used for “hedging,” which means that they may help manage risks relating to interest rates, currency fluctuations and other market factors. They also may be used to increase liquidity or to invest in a particular stock or bond in a more efficient or less expensive way.

FUTURES CONTRACTS. A futures contract is a standard binding agreement to buy or sell a specified quantity or grade of a commodity or a broad-based stock index at a later date. In general, commodities include most agricultural products, such as wheat, cotton and rice, other types of goods and articles, and all services, rights, and interests in which the contract calls for a future delivery of the item at a predetermined price. A futures contract for the sale and purchase of a financial instrument, such as a security, is considered a futures contract on a commodity. Although futures contracts by their terms call for the actual delivery or acquisition of the commodities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract and without the parties having to make or take delivery. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities, commodities, or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the securities or commodity called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the securities or commodity called for by the contract at a specified price on a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities or of commodities that may have an effect on the price of portfolio securities, without actually buying or selling the underlying security or commodity. Futures contracts have been designed by exchanges that have been designated “contracts markets” by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

A purchase or sale of a futures contract may result in losses in excess of the amount invested. A Fund may not be able to properly hedge its securities where a liquid secondary market is unavailable for the futures contract the Fund wishes to close. In addition, there may be an imperfect correlation between movements in the securities, commodities or foreign currency on which the futures or options contract is based and movements in the securities or currency held by the Fund or the commodity which may have an effect on the securities held by the Fund. Adverse market movements could cause the Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Although the manager believes that the use of futures contracts may benefit certain Funds, if the manager’s investment judgment about the general direction of interest or currency exchange rates or commodity prices is incorrect, a Fund’s overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if a Fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the Fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Sales of securities may be, but are not necessarily, at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general trends in the price of the underlying commodity, currency or securities index by the manager may still not result in a successful transaction.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

The Funds that are authorized to engage in futures transactions intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. A Fund may not be able to achieve a perfect correlation between its futures positions and portfolio positions in corporate fixed-income securities because futures contracts based on these securities are not currently available.

Futures contracts that are traded on foreign exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, foreign futures contracts may be subject to varied regulatory oversight. The price of any foreign futures contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

A Fund may enter into futures contracts on foreign currencies, interest rates, or on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. In addition, certain Funds may enter into futures contracts for commodities in other types of commodity groups, including energy, livestock, agriculture, industrial metals and precious metals. A Fund also may enter into futures contracts on corporate securities and non-U.S. government debt securities, but such futures contracts are not currently available.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial deposit). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value. In addition, the Fund must maintain with its custodian bank, to the extent required by the rules of the Securities and Exchange Commission (SEC), assets in a segregated account to cover its obligations with respect to such contract, which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the market value of such futures contract or related option.

At the time of delivery of debt securities on the settlement date of a contract for future delivery of debt securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

A Fund will not engage in transactions in futures contracts for speculation. Futures contracts may be used as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy or to attempt to protect a Fund from fluctuations in price of portfolio securities, currencies in which they are denominated or to which they are exposed, or of commodities that might affect the price of portfolio securities without actually buying or selling the underlying security, currency or commodity.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Funds do not believe that these trading and positions limits will have an adverse impact on the Funds’ strategies for hedging their portfolios.

1. Financial futures. Financial futures contracts are commodity contracts that obligate the purchase or seller to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index, during a specified future period at a specified price.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The obligation to make or take delivery is ended by buying (or selling, as the case may be) on an exchange an identical financial futures contract calling for delivery in the same month. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it buys or sells financial futures.

2. Futures Contracts on Non-Financial Commodities. Certain Funds may enter into futures contracts for commodities in other types of commodity groups, including energy, livestock, agriculture, industrial metals and precious metals. These Funds intend to enter into such futures contracts (and any related options) only for hedging purposes. They do not intend to actually take receipt or make delivery of these types of non-financial commodities and will usually enter into an offsetting futures contract to insure that the transaction is closed out prior to the delivery date contemplated under the futures contract. In addition to the risk associated with futures contracts in general, a futures contract for non-financial commodities presents the risk that the offsetting contract may fail and the counterparty to the initial futures contract may demand a party’s performance or sue for damages. The CFTC has established certain regulatory safeguards that seek to reduce this risk.

3. Options on futures contracts. A Fund may purchase and “write” (sell) options on futures contracts for hedging purposes only. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the price of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, securities index or currency, the option may be less risky than direct ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance, or appreciation in the value of a foreign currency against the U.S. dollar.

If a Fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the Fund’s holdings. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund’s losses from options on futures may be affected by changes in the value of its portfolio securities.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In writing options on futures, a Fund’s loss is potentially unlimited and may exceed the amount of the premium received. Also, a Fund may not be able to properly hedge its securities or close out option contract positions if a liquid secondary market is unavailable for the option the Fund wishes to close. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

4. Bond index futures and options on such futures. A Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund also may conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. A Fund’s investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by it in other financial futures transactions. A Fund also may buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

5. Stock index futures and options on such futures. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. A Fund may buy and sell stock index futures contracts and options on stock index futures contracts that trade on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. In general, these Funds may invest in index futures for hedging purposes. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contracts value.

Stock index futures contracts obligate the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

A Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset a possible decrease in market value of its equity securities. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

Options on stock index futures. To hedge against risks of market price fluctuations, a Fund may buy and sell call and put options on stock index futures. The need to hedge against these risks will depend on the extent of diversification of the Fund’s common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the writer of the option will deliver to the holder of the option the accumulated balance in the writer’s futures margin account representing the amount that the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

6. Future developments. The Funds may take advantage of opportunities in the area of options, futures, and options in futures and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the Funds’ investment goals and legally permissible for the Funds.

Unless otherwise noted in a Fund’s policies, none of the Funds permitted to purchase or sell futures contracts will purchase or sell futures contracts or options on futures contracts if, immediately thereafter, the aggregate amount of initial margin deposits on all the futures positions of the Fund and the premiums paid on options on futures contracts would exceed 5% of the market value of the Fund’s total assets.

FORWARD CONVERSIONS. In a forward conversion, a Fund buys securities and writes call options and buys put options on such securities. By purchasing puts, a Fund protects against depreciation in value of an underlying security. By selling calls on the same security, a Fund receives premiums that may offset part or all of the cost of purchasing the puts, but also foregoes the opportunity for appreciation in the value of the underlying security. A Fund will not exercise a put it has purchased while a call option on the same security is outstanding.

Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, a Fund’s return may depend in part on movements in the price of the underlying security.

OPTIONS. A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index’s closing price and the option’s exercise price.

Unless otherwise noted in a Fund’s policies, the value of the underlying securities on which options may be “written” (sold) at any one time will not exceed 15% of the Fund’s assets. Nor will a Fund purchase put or call options if the aggregate premium paid for such options would exceed 5% of its assets at the time of purchase. .

A Fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. Additionally, a Fund may “close out” options it has entered into.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. The OTC market is the dealer-to-dealer market in securities, in this case, option securities in which the Fund may buy or sell.

A Fund’s options investments involve certain risks. The effectiveness of an options strategy depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of the Fund’s portfolio. In addition, the Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option it has purchased, or that there may be a negative correlation that would result in a loss on both the securities and the option. If the manager is not successful in using options in managing a Fund’s investments, the Fund’s performance will be worse than if the manager did not employ such strategies.

When trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. The purchaser of an option can lose the amount of the premium plus related transaction costs. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist and a Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities where a buyer exercises put or call options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

A Fund also may use “collars.” A “collar” position combines a long put option (the right of the Fund to sell a specific security within a specified period) with a short call option (the right of the counterparty to buy the same security) in a single instrument. The Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.

1. Buying call and put options on securities. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. A Fund also may buy call options on securities held in its portfolio and on which it has written call options.

As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire.

A Fund may buy a put option on an underlying security or currency owned by the Fund (a protective put) as a hedging technique in order to protect against an anticipated decline in the market value of the security. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

A Fund also may buy put options at a time when it does not own the underlying security. By buying put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

2. Writing covered call and put options on securities. A Fund may write options to generate additional income and to hedge its portfolio against market or exchange rate movements. The writer of covered calls gives up the potential for capital appreciation above the exercise price of the option should the underlying stock rise in value. If the value of the underlying stock rises above the exercise price of the call option, the security may be “called away” and a Fund required to sell shares of the stock at the exercise price. A Fund will realize a gain or loss from the sale of the underlying security depending on whether the exercise price is greater or less than the purchase price of the stock. Any gain will be increased by the amount of the premium received from the sale of the call; any loss will be decreased by the amount of the premium received. If a covered call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If, however, the stock price decreases, the hedging benefit of the covered call option is limited to the amount of the premium received.

A call option written by a Fund is “covered” if a Fund:

(a)	owns the underlying security that is subject to the call; or

(b)	has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.

A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held:

(a)	is equal to or less than the exercise price of the call written; or

(b)	is greater than the exercise price of the call written if the difference in exercise prices is maintained by a Fund in cash and marketable securities.

Options may be written in connection with “buy-and-write” transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money), or above (out-of-the-money) the current value of the underlying security at the time the option is written.

When a Fund writes a covered call option, the underlying securities that are subject to the call will be held in a segregated account (or escrow) with the Fund’s custodian. It will be unable to sell the underlying securities that are subject to the call until it either effects a closing transaction with respect to the call, or otherwise satisfies the conditions for release of the underlying securities from escrow, as may be imposed by the broker through which the call is effected. In addition, if the broker fails to timely issue instructions to the Fund’s custodian to permit the release of the underlying security when the escrow is no longer required, the Fund may be unable to sell the securities when it desires to do so.

The writer of covered puts retains the risk of loss should the underlying security decline in value. If the value of the underlying stock declines below the exercise price of the put option, the security may be “put to” a Fund and the Fund required to buy the stock at the exercise price. A Fund will incur an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

A put option written by the Fund is “covered” if the Fund maintains cash and marketable securities with a value equal to the exercise price in a segregated account with its custodian bank. A put option is also covered if the Fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by a Fund.

Effecting a closing transaction in the case of a written call option allows the Fund to write another call option in the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

3. Options on stock indices. A Fund also may buy and sell both call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stock.

When a Fund writes an option on a stock index, the Fund may cover the option by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. The Funds also may cover by establishing a segregated account containing cash or marketable securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or it will otherwise cover the transaction.

A Fund’s ability to effectively use options on stock indices depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund’s portfolio. Inasmuch as these securities will not duplicate the components of any index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of the securities underlying the option will not move in the same amount as the option. It is also possible that there may be a negative correlation between the index and the hedged securities that would result in a loss on both the securities and the instrument. Accordingly, successful use by a Fund of options on stock indices will be subject to the manager’s ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option at any specific time. Thus, it may not be possible to close an option position. The inability to close options positions could have an adverse impact on the Fund’s performance.

4. Over-the-counter (OTC) options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. A Fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The Funds understand the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Funds and the manager disagree with this position. Nevertheless, pending a change in the staff’s position, the Funds will treat OTC options and “cover” assets as subject to a Fund’s limitation on illiquid securities.

5. Spread and straddle options transactions. In “spread” transactions, a Fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices, expiration dates, or both. In “straddles,” a Fund purchases or writes combinations of put and call options on the same security. When a Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require a Fund to buy and or write more than one option simultaneously, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund was to buy or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if the Fund was to buy or sell a single option.

SWAPS, CAPS AND FLOORS. A Fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. A Fund will enter into these transactions primarily to, among other things, preserve a return or spread on a particular investment or portion of its portfolio; to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; to shorten the effective duration of its portfolio investments or for tax or cash management purposes. To the extent applicable, each Fund intends to use these transactions as a hedge and not as a speculative investment. A Fund will not sell interest rate caps or floors it does not own. Interest rate swaps, caps and floors generally are considered to be “derivative securities.”

Swap agreements are contracts between a Fund and, typically, a brokerage firm, bank or other institutional buyers (swap counterparty) for periods ranging from a few days to more than a year. In a basic swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of value of predetermined investments or instruments (swap transaction). The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples are investments in a particular security, at a particular fixed or variable interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. In some cases, for example, currency swaps, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

A Fund will generally enter into swap agreements on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations (or rights) under a swap agreement on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis. To limit potential leveraging of a Fund’s portfolio, where applicable, each Fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent the Fund enters into swap agreements for good faith hedging purposes and the Fund’s swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund’s segregated assets procedures. To the extent applicable, Funds and their managers believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Fund’s segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

The risk of loss to a Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk of the inability or refusal to perform such agreement by the counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. To the extent applicable, each Fund’s manager will approve a counterparty for a swap agreement of the Fund only if the manager deems the counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the board.

Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

1. Interest rate swaps, caps and floors. An interest rate swap is an agreement between two parties to exchange interest rate obligations, one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). By swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk. A Fund will generally enter into interest rate swap agreements on a net basis. The obligations to make repayment of principal on the underlying securities are not exchanged. Similarly, the right to receive such repayment of principal is not transferred. In addition, interest rate swaps generally do not involve the delivery of securities, other underlying assets or principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

Interest rate swap transactions generally require the participation of an intermediary, frequently a bank. For example, the first entity, which holds a fixed-rate obligation, transfers the obligation to the intermediary. The first entity is then obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with the second entity, which holds a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming the fixed-rate obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

2. Mortgage swaps. A specific type of interest rate swap in which a Fund may invest is a mortgage swap. In a mortgage swap, cash flows based on a group of Government National Mortgage Association (Ginnie Mae) mortgage pools are exchanged for cash flows based on a floating interest rate. The return on a mortgage swap is affected by changes in interest rates, which affect the prepayment rate of the underlying mortgages upon which the mortgage swap is based.

3. Currency swaps. A currency swap is an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a currency swap may involve the exchange by a Fund with another party of the right to receive a foreign currency (paid from the Fund’s investment denominated in the foreign currency) for the right to receive U.S. dollars. Currency swaps sometimes involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. In such a situation, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund may also enter into currency swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to a Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the Fund’s swap transactions or cause the Fund’s hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Also, the use of currency transactions could cause a Fund losses due to the inability of foreign securities transactions to be completed. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

DIVERSIFICATION

Each Fund, except Global Income, Small Cap Value and Strategic Income Funds, will operate as a diversified fund under federal securities law. Each diversified Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. government securities) if (a) more than 5% of the value of the Fund’s assets would be invested in such issuer, or (b) hold more than 10% of any or all classes of the securities of any one issuer or, in the case of the Developing Markets, Foreign Securities, Global Asset Allocation, Rising Dividends and Small Cap Funds, the Fund would hold more than 10% of the outstanding voting securities of such issuer.

In addition, each diversified Fund intends to diversify its investments to meet the requirements under federal tax laws relating to regulated investment companies and variable contracts issued by insurance companies.

In the case of Funds investing in obligations of U.S. government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of the above rules.

EQUITY SECURITIES

A Fund may invest in equity securities, which include common and preferred stocks, warrants, and securities convertible or exchangeable into common stock.

COMMON STOCK. Common stock represents a proportionate share of the ownership of a company. The value of a stock is based on the market’s appraisal of current and likely future success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Because it represents ownership, common stock ranks lowest in the capital structure of a company, in terms of its claim on the revenues or earnings of the company, and the value of a company’s assets in the event of bankruptcy or liquidation. A company’s creditors, including the holders or a company’s debt securities, if any, have claims that take priority over the interests of the owners of the company’s common stock. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. The returns from ownership of common stocks historically have been greater than the returns from ownership of other classes of financial assets, but their value can fluctuate dramatically over shorter periods in response to many factors affecting individual companies, industries, or the stock market or economy in general.

Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities.

The price of a stock also may be adversely affected by discovery and disclosure of accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. The discovery and disclosure of accounting irregularities may result in changes to a company’s past or current reported earnings, impairment of its credit rating and financial stability. These changes may result in a sudden and significant drop in the price of the company’s equity and debt securities and, in some cases, can result in bankruptcy or the threat of bankruptcy, because the company’s true financial condition after correction of accounting irregularities may violate covenants to which the company is subject under the terms of its credit arrangements.

PREFERRED STOCK. Preferred stock also represents an ownership interest in a company, but that ownership interest usually is limited to a specific dollar amount per share of liquidation priority over common equity in the event of liquidation of the company. Preferred stocks usually have fixed or variable dividend payment rates, and the payment of those dividends to the holders of preferred stock takes priority over the interests of holders of common stock, but usually is subordinate to the rights of holders of the company’s debt securities. Preferred stocks often have no or limited voting rights, or have voting rights only in the event of omission of the payment of agreed dividends.

While preferred stocks represent a form of ownership in a company’s capital structure, the limited nature of that ownership interest, and their fixed or variable dividend rates, result in many preferred stocks being treated in the market as more akin to debt securities. Like debt securities, the values of preferred stocks often fluctuate more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stocks sometimes are callable for redemption by the issuer on or after a specific date and at a price specified at the time of issuance.

Preferred stocks often are issued with conversion or exchange rights, pursuant to which the preferred stock may be converted into common stock of the issuing company, or exchanged for common stock or other equity securities of a different company. The characteristics of convertible preferred stocks are discussed in greater detail below under “Convertible Securities.”

WARRANTS. A Fund may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase equity securities at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities.

OTHER INVESTMENT COMPANIES

A Fund may not acquire shares of another investment company if, immediately after the acquisition, the Fund would own (i) more than 3% of the total outstanding voting stock of that investment company, (ii) securities issued by that investment company having an aggregate value in excess of 5% of the Fund’s total assets, or (iii) securities issued by that investment company and all other investment companies having an aggregate value in excess of 10% of the Fund’s total assets.

If a Fund acquires shares of other investment companies, shareholders would bear both their share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

EXCHANGE-TRADED FUNDS. A Fund may invest in exchange-traded funds (ETFs). ETFs are regulated as registered investment companies under the 1940 Act. ETFs are publicly-traded trusts that acquire and hold shares of all of the companies, or a representative sampling of companies, that are components of a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Although each Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the manager believes it is in the Fund’s best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

CLOSED END INVESTMENT COMPANIES. A Fund may invest in equity securities of closed end investment companies, subject to provisions of the 1940 Act that limit investment by a Fund in the voting securities of another investment company. The shares of a closed end fund typically are bought and sold on an exchange. The risks of investment in a closed end investment company typically reflect the risk of the types of securities in which the closed end fund invests. However, investments in closed end funds are subject to the additional risk that the price of the fund’s shares may not reflect the net asset value of the underlying securities, and the premium or discount the share prices represents versus net asset value may change over time based on a variety of factors, including supply of and demand for the fund’s shares, unrelated to the value of the underlying portfolio securities. Some closed end investment companies also issue debt securities, as a means of borrowing to lever the closed end fund’s investment portfolio. A Fund may invest in these debt securities, subject to any quality or other standards applicable to the Fund’s investment in debt securities.

FOREIGN CURRENCY TECHNIQUES AND HEDGING

The Funds typically enter into forward currency exchange contracts to protect against declines in the value of a Fund’s portfolio securities and the income on these securities. A Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts or exchange-traded foreign currency options to purchase or sell foreign currencies. Successful use of forward contracts, currency futures contracts and options on foreign currencies depends on the manager’s ability to properly predict movements in the foreign currency markets. There may be an imperfect correlation between movements in the foreign currency on which a forward contract, currency futures contract, or option on a foreign currency is based and movements in the foreign currency. The Funds may, but do not presently intend to, enter into other transactions, or use other techniques.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Funds may use forward currency exchange contracts in an effort to minimize the risk of adverse changes in the relationship between currencies or to enhance income. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

A Fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security by buying the amount of foreign currency needed to settle the transaction. Thus, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Similarly, when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. A Fund also may purchase and sell forward contracts for non-hedging purposes when the manager anticipates that the foreign currency will appreciate or depreciate in value but securities denominated in that currency do not present attractive investment opportunities and are not held in a Fund.

A Fund sets aside or segregates sufficient cash, cash equivalents, or readily marketable debt securities held by its custodian bank as deposits for commitments created by open forward contracts. The Fund will cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of a Fund to enter into forward contracts is limited only to the extent forward contracts would, in the opinion of the manager, impede portfolio management or the ability of the Fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Funds generally will not enter into a forward contract with a term of greater than one year.

If a Fund retains a portfolio security and enters into a closing transaction, the Fund will have a gain or a loss to the extent that the forward contract prices have increased or decreased. If a Fund enters into a closing transaction, it may subsequently enter into a new forward contract to sell the foreign currency. If forward prices decline between the date that a Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain. If forward prices increase, a Fund will suffer a loss.

CURRENCY RATE SWAPS. A currency rate swap is the transfer between two counterparties of their respective rights to receive payments in specified currencies.

Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, a Fund could lose the entire principal value of a currency swap if the other party defaults.

The use of interest rate and currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the managers are incorrect in their forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

CURRENCY FUTURES CONTRACTS. Currency futures contracts are traded on regulated commodity exchanges, including non-U.S. exchanges. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. A Fund may use currency futures contracts to hedge against anticipated future changes in exchange rates that otherwise might adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.

A Fund may either accept or make delivery of the currency specified at the maturity of a currency futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to currency futures contracts are effected on the exchange on which the contract was entered into (or on a linked exchange).

OPTIONS ON FOREIGN CURRENCIES. A Fund may buy and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund’s position, the Fund may lose the entire amount of the premium plus related transaction costs. The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market, as well as the risks of adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events. Options traded over-the-counter are subject to counterparty risk.

FOREIGN SECURITIES AND INVESTMENTS

IN GENERAL. Funds may invest in foreign securities, provided the investments are consistent with their objectives and comply with their concentration and diversification policies. The Funds may buy the securities of foreign issuers directly in foreign markets, both in developed and developing countries. The securities of foreign issuers may be denominated in foreign currency. The Funds also may buy foreign securities that are traded in the U.S. Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar-denominated securities. These benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the manager, to offer:

•	a better outlook for long-term capital appreciation or current earnings than investments in domestic issuers;

•	an opportunity to invest in foreign nations whose economic policies or business cycles are different from those of the U.S.; and

•	the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and tax and other laws limiting the amount and types of foreign investments. A Fund could experience investment losses if there are changes of:

•	governmental administrations;

•	economic or monetary policies in the U.S. or abroad;

•	circumstances in dealings between nations; or

•	currency convertibility or exchange rates.

The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in a Fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.

•	The political, economic, and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

•	There may be less publicly available information about foreign companies or governments compared to the reports and ratings published about U.S. companies and available information about public entities in the U.S. Certain countries’ financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

•	Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S.

•	Transaction costs (the costs associates with buying and selling securities) on foreign securities markets, including those for custodial services, are generally higher than in the U.S.

•	The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity.

•	A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

•	Investments in securities of issuers in foreign nations also may be affected by cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments.

•	Expropriation of assets refers to the possibility that a country’s laws will prohibit the return to the U.S. of any monies which a Fund has invested in the country.

•	Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the Fund to pay significant amounts, if not all, of the value of the Fund’s investment to the foreign country’s taxing authority.

•	Diplomatic developments means that all communications and other official governmental relations between the country and the United States could be severed. This may occur as a result of certain actions occurring within a foreign country, such as significant civil rights violations, or because of the actions of the United States during a time of crisis in the particular country. As a result of such diplomatic developments, U.S. investors’ money in the particular country, including that of the Funds, could be abandoned with no way to recover the money.

A Fund’s investments in foreign securities may increase the risks with respect to the liquidity of the Fund’s portfolio. This could inhibit the Fund’s ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Through the Funds’ flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Funds’ investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The board considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Funds’ manager, any losses resulting from the holding of the Funds’ portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the board’s appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

Each Fund’s definition of “foreign securities” may differ from the definition of the same or similar term as used for other Funds or in other mutual fund prospectuses. As a result, each Fund may hold foreign securities that other funds may classify differently.

CURRENCY CONSIDERATIONS. If a Fund holds securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the Funds owns and its share price. In addition, changes in foreign currency exchange rates will affect a Fund’s income and distributions to shareholders. Some countries in which the Funds may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded. To the extent that the manager intends to hedge currency risk in certain Funds, the Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after a Fund’s income has been accrued and translated into U.S. dollars, a Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

EMERGING MARKETS. Each Fund that invests in emerging market securities may use a slightly different definition of emerging market countries. Emerging market countries generally include countries that are generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) or the International Finance Corporation.

Investments in companies domiciled or operating in emerging countries may be subject to potentially higher risks, making these investments more volatile, than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the risk that the small size of the markets for such securities and the low or nonexistent volume of trading may result in a lack of liquidity and in greater price volatility; (iii) the existence of certain national policies which may restrict each Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some emerging countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in emerging countries may involve increased risks of nationalization, expropriation and confiscatory taxation. For example, the governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain emerging countries. Finally, even though the currencies of some emerging countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Funds’ shareholders.

Repatriation, that is, the return to an investor’s homeland, of investment income, capital and proceeds of sales by foreign investors may require governmental registration or approval in some developing countries. Delays in or a refusal to grant any required governmental registration or approval for such repatriation could adversely affect the Funds. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Russian securities. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia’s continuing political and economic instability and the slow-paced development of its market economy, the following:

(a)	delays in settling portfolio transactions and the risk of loss arising out of Russia’s unsophisticated system of share registration and custody;

(b)	the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a court-ordered judgment;

(c)	the pervasiveness of corruption, insider-trading, and crime in the Russian economic system;

(d)	currency exchange rate volatility and the lack of available currency hedging instruments such as the techniques discussed under “Currency techniques and hedging” in this SAI;

(e)	higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation);

(f)	controls on foreign investment and local practices disfavoring foreign investors, and limitations on repatriation of invested capital, profits and dividends;

(g)	the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises;

(h)	the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets;

(i)	the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information;

(j)	the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale;

(k)	dependency on exports and the corresponding importance of international trade;

(l)	the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws;

(m)	possible difficulty in identifying a purchaser of securities held by the Funds due to the underdeveloped nature of the securities markets;

(n)	the possibility that legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia;

(o)	the risk that legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and

(p)	the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia is privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Funds to lose their registration through fraud, negligence or even mere oversight. While each Fund will endeavor to ensure that its interest continues to be appropriately recorded by either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Funds of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called “financial-industrial groups” have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Funds from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

FOREIGN DEBT. Certain Funds may invest in debt securities issued by foreign corporations, governments and their instrumentalities, and by supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank, the European Development Bank and the Asian Development Bank.

Many debt obligations of foreign issuers, and especially emerging markets issuers, are either (i) rated below investment grade or (ii) not rated by U.S. rating agencies so that their selection depends on the managers’ individual analysis.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the depositary receipts. To the extent a Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depository receipt to issue and service such depository receipts, there are may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Depositary receipts also involve many of the same risks as direct investments in foreign securities, as discussed above. For purposes of a Fund’s investment policies, the Fund will consider its investments in depositary receipts to be investments in the underlying securities.

LIMITATIONS. Certain countries do not permit direct investments. Some countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In order to gain investment access to these countries, a Fund may invest up to 10% of its assets in shares of such closed-end investment companies and up to 5% of its assets in any one closed-end investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a Fund acquires shares of closed-end investment companies, shareholders would bear both their share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

ILLIQUID SECURITIES

IN GENERAL. Each Fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 (restricted securities), or in other securities that, in the opinion of the board, may be illiquid. See “Fundamental Investment Policies” for more information about the Fund’s policies with respect to illiquid securities.

Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which a Fund has valued them. Reduced liquidity in the secondary market for certain securities may make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio.

Securities acquired outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market are not considered to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. The Funds will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Funds have reason to believe that they could not resell the securities in a public trading market.

RESTRICTED SECURITIES. Subject to each Fund’s percentage limitation on illiquid securities, the board has authorized each Fund to invest in restricted securities where such investment is consistent with each Fund’s investment goal. The board has authorized these securities to be considered liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for such securities—for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The board will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the managers’ assessment of current trading activity and the availability of reliable price information. In spite of the managers’ determinations in this regard, the board will remain responsible for such determinations and will consider appropriate action, consistent with a Fund’s goals and policies, if the security should become illiquid after purchase. In determining whether a restricted security is properly considered a liquid security, the investment manager and the board will take into account, among others, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

LOANS OF PORTFOLIO SECURITIES

To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. For each loan, the borrower must maintain with the Fund’s custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the managers intend to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the managers have knowledge that, in their opinion, a material event affecting the loaned securities will occur or the managers otherwise believe it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each Fund will loan its securities only to parties who meet creditworthiness standards approved by the board, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. As required by the SEC, annual portfolio turnover is calculated generally as the dollar value of the lesser of a portfolio’s purchases or sales of portfolio securities during a given year, divided by the monthly average value of the portfolio’s securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for each Fund are disclosed in the section entitled “Financial Highlights” of the Fund’s prospectus. Except for certain Funds noted in the prospectuses, the Funds generally do not expect their annual turnover rates to exceed 100%. It is not possible to estimate future turnover rates with complete accuracy, however, because so many variable factors are beyond the control of the managers.

Portfolio turnover is affected by factors within and outside the control of the Fund and its managers. The investment outlook for the type of securities in which each Fund invests may change as a result of unexpected developments in national or international securities markets, or in economic, monetary or political relationships. High market volatility may result in a manager using a more active trading strategy than it might have otherwise pursued. Each Fund’s manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies, including changes in management personnel, as well as individual portfolio transactions.

Moreover, turnover may be increased by certain factors wholly outside the control of the managers. For example, during periods of rapidly declining interest rates, such as the U.S. experienced in 1991 through 1993, the rate of mortgage prepayments may increase rapidly. When this happens, “sales” of portfolio securities are increased due to the return of principal to Funds that invest in mortgage securities. Similarly, the rate of bond calls by issuers of fixed income securities may increase as interest rates decline. This causes “sales” of called bonds by Funds that invest in fixed-income securities and the subsequent purchase of replacement investments. In other periods, increased merger and acquisition activity, or increased rates of bankruptcy or default, may create involuntary transactions for portfolios that hold affected stocks and bonds, especially high-yield bonds. Global or international fixed income securities funds may have higher turnover rates due to the rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in particular portfolio holdings may be made whenever it is considered that a security is no longer the most appropriate investment for a Fund, or that another security appears to have a relatively greater opportunity, and will be made without regard to the length of time a security has been held.

Higher portfolio turnover rates generally increase transaction costs, which are portfolio expenses, but would not create taxable capital gains for investors because of the tax-deferred status of variable annuity and life insurance investments.

REAL ESTATE

IN GENERAL. Although none of the Funds invest directly in real estate, through an investment in a company in the real estate sector, a Fund could ultimately own real estate directly as a result of a default on debt securities it may own. Receipt of rental income or income from the disposition of real property by a Fund may adversely affect its ability to retain its tax status as a regulated investment company.

REAL ESTATE INVESTMENT TRUSTS (REITs). REITs typically invest directly in real estate or in mortgages and loans collateralized by real estate. “Equity” REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. “Mortgage” REITs make loans to commercial real estate developers and earn income from interest payments.

REPURCHASE AGREEMENTS

IN GENERAL. The Funds generally will have a portion of their assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity, to maintain liquidity for redemptions or expenses, or taking a defensive position. To earn income on this portion of its assets, a Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and simultaneously agrees to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at an agreed higher price. The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities. The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of a Fund, and therefore the realization by the Fund on the collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the manager acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures. A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are the opposite of repurchase agreements but involve similar mechanics and risks. A Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the Fund are segregated, i.e., set aside, as collateral and marked-to-market daily to maintain coverage of at least 100%. Reverse repurchase agreements are considered borrowings by the Funds and as such are subject to the investment limitations discussed under “Fundamental Investment Policies.” These transactions may increase the volatility of a Fund’s income or net asset value. The Fund carries the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the Fund’s obligations under the reverse repurchase transaction. These transactions also increase the interest and operating expenses of a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. A default by the purchaser might cause the Fund to experience a loss or delay in the liquidation costs. The Funds intend to enter into reverse repurchase agreements with domestic or foreign banks or securities dealers. The manager will evaluate the creditworthiness of these entities prior to engaging in such transactions and it will conduct these activities under the general supervision of the board.

SECTOR CONCENTRATION

By having significant investments in one or more sectors from time to time, a Fund carries greater risk of adverse developments in a sector than a fund that invests more broadly.

TECHNOLOGY COMPANIES. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile in price, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies.

1. Electronic technology and technology services companies. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will rapidly become obsolete. These factors can affect the profitability of technology companies and, as a result, their value. In addition, because many Internet-related companies are in the emerging stage of development, they are particularly vulnerable to these risks.

2. Biotechnology and health technology companies. These companies may be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration’s (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries. In addition, these industries are characterized by competition and rapid technological developments, which may make a company’s products or services obsolete in a short period of time.

COMMUNICATIONS COMPANIES. The securities of communications companies may experience more price volatility than securities of companies in some other sectors or industries. Communications companies are subject to a variety of risk factors including: significant competitive pressures, such as new market entrants, aggressive pricing and competition for market share; the potential for falling profit margins; and the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of communications companies and, as a result, the value of their securities. In addition, many wireless telecommunication and Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks of rapidly changing technologies, as well as the potential of both accidental and deliberate disruption or failure of services or equipment. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Portions of the communications sector are also subject to government regulation, which may affect company profitability and share price.

FINANCIAL SERVICES COMPANIES. Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes throughout the world. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

1. Banking and thrift institutions. Banking and thrift institutions are subject to extensive government regulation. These regulations may limit both the amounts and types of loans and other financial commitments that the institutions can make, and the interest rates and fees they can charge. The profitability of these institutions largely depends upon the availability and cost of funds. Their profits have recently fluctuated significantly as a result of volatile interest rate levels. In addition, general economic conditions influence the operations of these institutions. Financial institutions are exposed to credit losses, which result when borrowers suffer financial difficulties.

2. Insurance companies. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. Property and casualty companies may be exposed to material risks, including reserve inadequacy, latent exposure with respect to asbestos and environmental or other claims, and inability to collect from their reinsurance carriers.

These industries are currently undergoing rapid change as existing distinctions between different businesses become blurred. The Gramm-Leach-Bliley Act, which became effective in 2000, repealed the sections of the Glass-Steagall Act prohibiting banks and bank holding companies, and their subsidiaries, from engaging in the business of underwriting securities, distributing securities, or sponsoring, organizing or controlling a registered open-end investment company that continuously offers its shares. Banks and bank holding companies that satisfy certain capitalization, managerial and other criteria are now permitted to engage in such underwriting and distribution activities. Recent business combinations have included insurance, finance and securities brokerage under single ownership.

HEALTH CARE COMPANIES. The activities of health care companies are strongly affected by government activities, regulation and legislation. Health care companies may be funded or subsidized by federal and state governments, and if such subsidies are discontinued or reduced, the profitability of these companies could be adversely affected. Stocks held by a Fund also may be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health care companies are also subject to legislative risk, which is the risk of changes in the health care system through legislation. Health care companies may face lawsuits related to product liability issues and the risk that their products and services may rapidly become obsolete. Price changes among stocks in the health care sector are often affected by developments pertaining only to one or a few companies and the value of an investment in the Fund may fluctuate significantly over relatively short periods of time.

NATURAL RESOURCES COMPANIES. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. For example, commodity prices and the supply or demand for commodities change dramatically for reasons beyond a company’s control. In addition, supply and demand factors may dictate the prices at which a company acquires raw materials or sells its products or services. Moreover, many natural resources companies will hedge commodity prices seeking to create more stable and predictable cash flows. Although the Funds’ managers attempt to determine the impact of such hedging, extreme events in the natural resources sector may result in these hedges becoming financial liabilities. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

1. Energy companies. Companies that are involved in oil or gas exploration, production, refining, marketing or distribution, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economic, political, and regulatory developments.

UTILITIES COMPANIES. Utilities companies have generally been subject to substantial government regulation. Major changes in government policies, ranging from increased regulation or expropriation to deregulation, privatization or increased competition, may dramatically increase or reduce opportunities for these companies. For example, while certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable.

SHORT SALES

In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

The Fund will segregate, in accordance with the law, an amount equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated amount will be marked-to-market daily and at no time will the sum of the amount segregated and the amount deposited with the broker as collateral be less than the market value of the securities at the time they sold short.

A Fund may make a short sale when the manager believes the price of the stock may decline and when, for tax or other reasons, the manager does not currently want to sell the stock or convertible security it owns. In this case, any decline in the value of a Fund’s portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of a Fund’s portfolio securities would be reduced by a loss in the short sale transaction.

Short sales “against the box” are transactions in which a Fund sells a security short for which it owns an equal amount of the securities sold short or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such security.

SECURITIES INDUSTRY RELATED INVESTMENTS

Companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors are considered to be part of the financial services sector. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer’s outstanding equity securities or 10% of the outstanding principal amount of an issuer’s debt securities, or investing more than 5% of the value of the Fund’s total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the board. The Funds that invest in these securities do not believe that these limitations will impede the attainment of their investment goal(s).

STANDBY COMMITMENT AGREEMENTS

If a Fund enters into a standby commitment agreement, it will be obligated, for a set period of time, to buy a certain amount of a security that may be issued and sold to the Fund at the option of the issuer. The price of the security is set at the time of the agreement. The Fund will receive a commitment fee equal to a percentage of the purchase price of the security. The Fund will receive this fee regardless of whether the security is actually issued.

A Fund may enter into a standby commitment agreement to invest in the security underlying the commitment at a yield or price that the manager believes is advantageous to the Fund. A Fund will not enter into a standby commitment if the remaining term of the commitment is more than 45 days. If a Fund enters into a standby commitment, it will keep cash or high-grade marketable securities in a segregated account with its custodian bank in an amount equal to the purchase price of the securities underlying the commitment.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the Fund’s books on the date the security can reasonably be expected to be issued. The value of the security will then be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. If the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund’s assets in a temporary defensive manner or hold a substantial portion of the Fund’s portfolio in cash. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities market, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments for all Funds (other than the Money Market Fund) generally may include high quality money market instruments or, in the case of the Technology and Strategic Income Funds, short-term debt instruments. High-quality money market instruments include government securities, bank obligations, the highest quality commercial paper and repurchase agreements. Short-term debt instruments include high-grade commercial paper, repurchase agreements, and other money market equivalents. To the extent allowed by exemptions granted under the 1940 Act and the Funds’ other investment policies and restrictions, a manager also may invest the Fund’s assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

In addition, certain Funds also may invest in short-term (less than twelve months to maturity) fixed-income securities, non-U.S. currency, short-term instruments denominated in non-U.S. currencies, or medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities. Certain Funds also may invest cash, including cash resulting from purchases and sales of Fund shares, temporarily in short-term debt instruments.

Because each Fund has its own goals and strategies, as well as cash flows in and out, the cash positions of the Funds may vary significantly. When a Fund’s investments in cash or cash equivalents increase, it may not participate in market advances or declines to the same extent as it would if the Fund were fully invested in stocks or bonds.

Any decision to make a substantial withdrawal for a sustained period of time from a Fund’s investment goals will be reviewed by the board.

TRADE CLAIMS

Trade claims are purchased from creditors of companies in financial difficulty. For buyers, such as a Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor’s financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor’s financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. If the debtor’s financial condition deteriorates, a trade claim may become wholly or partially worthless, and a Fund may lose some or all of its investment in a trade claim. Trade claims are not regulated by federal securities laws or the SEC. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS

When-issued, delayed delivery and to-be-announced (TBA) transactions are arrangements under which a Fund buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time, generally within 15 to 60 days. Purchases of securities on a when-issued or delayed delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent a Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies. Although the Funds will generally buy securities on a when-issued or TBA basis with the intention of holding the securities, they may sell the securities before the settlement date if the manager believes it is advisable to do so.

When a Fund is the buyer in this type of transaction, it will maintain, in a segregated account with its custodian bank, cash or marketable securities having an aggregate value equal to the amount of the Fund’s purchase commitments until payment is made. As a buyer in one of these transactions, the Fund relies on the seller to complete the transaction. The seller’s failure to do so may cause a Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued, delayed delivery or TBA transaction is a form of leverage that may affect changes in net asset value to a greater extent.

Officers and Trustees

The Trust’s board is responsible for the overall management of the Trust, including general supervision and review of each Fund’s investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes, among different insurance companies or between owners of variable annuity and variable life insurance contracts. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below:

Independent Board Members

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Frank H. Abbott, III (83) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	113	None
Principal Occupation During Past 5 Years: President and Director, Abbott Corporation (an investment company).

Harris J. Ashton (71) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	142	Director, Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Robert F. Carlson (76) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	52	None

Principal Occupation During Past 5 Years:

Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

S. Joseph Fortunato (71) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1989	143	None
Principal Occupation During Past 5 Years: Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.

Frank W.T. LaHaye (75) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	115	Director, The California Center for Land Recycling (redevelopment).
Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

Gordon S. Macklin (75) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1993	142	Director, White Mountains Insurance Group, Ltd. (holding company); Martek Biosciences Corporation; MedImmune, Inc. (biotechnology); and Overstock.com (Internet services); and formerly, Director, MCI Communication Corporation (subsequently known as MCI WorldCom, Inc. and WorldCom, Inc.) (communications services) (1988-2002) and Spacehab, Inc. (aerospace services) (1994-2003).

Principal Occupation During Past 5 Years:

Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).

Interested Board Members and Officers

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**Charles B. Johnson (71) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	142	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

**Rupert H. Johnson, Jr. (63) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer—Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	125	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

**Christopher H. Pinkerton (46) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2001	21	None

Principal Occupation During Past 5 Years:

President, Chairman and Chief Executive Officer, USAllianz Investor Services, LLC and USAllianz Advisors; President and Chief Executive Officer, USAllianz Investment Advisor and USAllianz VIP Trust; Senior Vice President, Variable Products Division, Allianz Life Insurance Company of North America; fellow, Life Management Institute; and formerly, Vice President of Marketing, Nationwide Financial Services (until 1999).

Harmon E. Burns (59) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1988	Not Applicable	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

Martin L. Flanagan (43) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1995	Not Applicable	None

Principal Occupation During Past 5 Years:

Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

Jimmy D. Gambill (56) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Senior Vice President and Chief Executive Officer—Finance and Administration	Since 2002	Not Applicable	None

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (56) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).

Barbara J. Green (56) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Michael O. Magdol (66) 600 Fifth Avenue Rockefeller Center New York, NY 10048-0772	Vice President— AML Compliance	Since 2002	Not Applicable	Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation.

Principal Occupation During Past 5 Years:

Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

Diomedes Loo-Tam (65) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer since March 2004	Not Applicable	None

Principal Occupation During Past 5 Years:

Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).

Murray L. Simpson (66) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).

*	We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trusts’ adviser and distributor. Mr. Pinkerton is considered an interested person of the Trust because of the share ownership of Allianz Life in the Trust.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $675 per month plus $550 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to certain noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

Name	Total Fees Received from the Funds ($)[1]	Total Fees Received from Franklin Templeton Investments ($)[2]	Number of Boards in Franklin Templeton Investments on which Each Serves
Frank H. Abbott, III	7,145	179,599	29
Harris J. Ashton	7,361	369,700	46
Robert R. Carlson	9,312	110,110	15
S. Joseph Fortunato	6,948	369,700	47
Frank W.T. LaHaye	6,595	174,322	29
Gordon S. Macklin	7,361	369,700	46

1.	For the fiscal year ended December 31, 2003.
2.	For the calendar year ended December 31, 2003.
3.	We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member’s fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2003.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in Each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Frank H. Abbott, III	None	Over $100,000
Harris J. Ashton	None	Over $100,000
Robert F. Carlson	None	Over $100,000
S. Joseph Fortunato	None	Over $100,000
Frank W.T. LaHaye	None	Over $100,000
Gordon S. Macklin	None	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in Each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Charles B. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000
Christopher H. Pinkerton	None	None

Board Committees The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust’s independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust’s financial reports and internal accounting. The following Independent Trustees of the Trust comprise the Audit Committee: Frank H. Abbott, III, Robert F. Carlson and Frank W.T. La Haye. The following Independent Trustees of the Trust comprise the Nominating Committee: Frank H. Abbott, III, Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Frank W.T. LaHaye and Gordon S. Macklin.

The Trust’s Nominating Committee sets trustees’ fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust, to the following address:

P.O. Box 997151

Sacramento, CA 95899-9983

The Audit Committee met six times during the fiscal year ended December 31, 2003, while the Nominating Committee did not hold any meetings during the period.

Proxy Voting Policies and Procedures

The board of trustees of the Trust on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to the Funds’ managers “Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Templeton Investment Counsel, LLC, Templeton Global Advisors Limited and Templeton Asset Management LTD” in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the managers.

The managers have delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the managers’ instructions and/or policies.

To assist it in analyzing proxies, the managers subscribe to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the managers subscribe to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the managers do not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager’s ultimate decision. The managers vote proxies solely in the interests of the Funds and their shareholders. As a matter of policy, the officers, trustees and employees of the Funds, their managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Funds and their shareholders. All conflicts are resolved in the interests of the managers’ clients. In situations where the managers perceive a material conflict of interest, the manager may: disclose the conflict to the Trust’s board of trustees; defer to the voting recommendation of the Trust’s board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the managers consider in determining how proxies should be voted, but is not determinative of the managers’ ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the managers will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Managers’ proxy voting policies and principles The managers have adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the managers cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The managers support an independent board of directors, and prefer that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The managers will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The managers may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the managers will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Management & director compensation. A company’s equity-based compensation plan should be in alignment with its shareholders’ long-term interests. The managers evaluate plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The managers will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The managers will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the managers will generally oppose “golden parachutes” that are considered to be excessive. The managers will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as they align their interests with those of shareholders. The managers will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

Anti-takeover mechanisms and related issues. The managers generally oppose anti-takeover measures since they tend to reduce shareholder rights. On occasion, the managers may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The managers generally support proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The managers will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The managers generally oppose any supermajority voting requirements as well as the payment of “greenmail.” The managers generally support “fair price” provisions and confidential voting.

Changes to capital structure. The managers will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The managers will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The managers will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The managers will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The managers will generally give management discretion with regard to social, environmental and ethical issues, although the managers may vote in favor of those that are believed to have significant economic benefits or implications for the Funds and their shareholders.

Global corporate governance. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the managers must be more flexible in these instances and must be mindful of the varied market practices of each region.

The managers will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The managers may abstain from voting under certain circumstances or vote against items such as “Other Business” when the managers are not given adequate information from the company.

Shareholders may view the complete Policies on-line at www.franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records will also be made available on-line at www.franklintempleton.com and posted on the SEC website at www.sec.gov no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

Management and Other Services

Managers and services provided

The managers are:

Investment Adviser	Fund
Franklin Advisers, Inc. (Advisers)

Global Communications Fund

Growth and Income Fund

High Income Fund

Income Securities Fund

Large Cap Growth Fund

Money Fund

Real Estate Fund

Small Cap Fund

Strategic Income Fund

U.S. Government Fund

Zero Coupon Fund—2005

Zero Coupon Fund—2010

Global Income Fund

Franklin Advisory Services, LLC (Advisory Services)	Rising Dividends Fund Small Cap Value Fund

Franklin Mutual Advisers, LLC (Mutual Advisers)	Mutual Discovery Fund Mutual Shares Fund

Investment Adviser	Fund
Templeton Investment Counsel, LLC (Investment Counsel)	Global Asset Allocation Fund Foreign Securities Fund

Templeton Global Advisors Limited (Global Advisors)	Growth Securities Fund

Templeton Asset Management LTD. (Asset Management)	Developing Markets Securities Fund

Peter A. Nori, CFA, has been a portfolio manager of the Foreign Securities Fund since November 1999. He was a portfolio manager of the Templeton International Equity Fund from 1996 until its merger and reorganization into the Foreign Securities Fund on May 1, 2000. Mr. Nori has been with Franklin Templeton Investments since 1987.

The managers are directly or indirectly wholly-owned by Resources, a publicly-owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The managers provide investment research and portfolio management services, and select the securities for the Funds to buy, hold or sell. The managers also select the brokers who execute the Funds’ portfolio transactions. The managers provide periodic reports to the board, which reviews and supervises the managers’ investment activities. To protect the Funds, the managers and their officers, directors and employees are covered by fidelity insurance.

The Templeton organization has been investing globally since 1940. The managers and their affiliates have offices in Argentina, Australia, Bahamas, Belgium, Brazil, Canada, China, France, Germany, Holland (Netherlands), Hong Kong, India, Ireland, Italy, Japan, Luxembourg, Poland, Russia, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey, United Arab Emirates, United Kingdom, and U.S.

The managers and their affiliates manage numerous other investment companies and accounts. The managers may give advice and take action with respect to any of the other funds they manage, or for their own accounts, that may differ from action taken by the managers on behalf of the Funds. Similarly, with respect to the Funds, the managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the managers and access persons, as defined by applicable federal securities laws, may buy or sell for their own account or for the accounts of any other fund. The managers are not obligated to refrain from investing in securities held by the Funds or other funds they manage. Because the managers are subsidiaries of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, Federal regulations applicable to FHCs may limit or restrict the Funds’ ability to acquire or hold a position in a given security when it might otherwise be advantageous for a Fund to acquire or hold that security.

The Funds, their managers and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and their principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Investment Counsel is the sub-advisor for Global Asset Allocation Fund and Asset Management is the sub-advisor for Growth Securities Fund. The sub-advisors have agreements with the managers and provide the managers with investment advice and assistance. Asset Management provides the portfolio management services of Alan Chua while he remains employed by Asset Management. The sub-advisors’ activities are subject to the board’s review and control, as well as the managers’ instructions and supervision.

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of each Fund’s management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on each Fund’s investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the managers and their affiliates, as well as periodic reports relating to compliance with each Fund’s investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the managers’ profitability.

In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreements was appropriate and in the best interest of each Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

•	Performance. Performance of the Funds was considered in reference to the peer group or universe of funds listed below as selected by the independent third party analyst. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with such funds, and to the Fund’s compliance with its specific investment goals and investment restrictions.

Fund Name	Peer Group
Global Communications Fund	variable insurance product utilities funds
Growth and Income Fund	variable insurance product equity income funds

High Income Fund	variable insurance product high current yield funds
Income Securities Fund	variable insurance product income funds
Large Cap Growth Fund	variable insurance product large cap core funds
Money Fund	variable insurance product money market instrument funds
Real Estate Fund	variable insurance product real estate funds
Rising Dividends Fund	variable insurance product mid cap value funds
Small Cap Fund	variable insurance product mid cap core funds
Strategic Income Fund	variable insurance product general bond funds
U.S. Government Fund	variable insurance product U.S. government funds
Small Cap Value Fund	variable insurance product small cap value funds
Zero Coupon Funds—2005 and 2010	variable insurance product target maturity funds
Mutual Discovery Fund	variable insurance product global funds
Mutual Shares Fund	variable insurance product multi cap value funds
Developing Markets Fund	variable insurance product emerging markets funds
Foreign Securities Fund	variable insurance product international funds
Global Asset Allocation Fund	variable insurance product global flexible portfolio funds
Global Income Fund	variable insurance product global income funds
Growth Securities Fund	variable insurance product global funds

•	Expenses. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group, listed below as selected by the independent third party analyst. Emphasis is placed on the Fund’s overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager’s management of custodian relationships.

Fund Name	Peer Group
Global Communications Fund	variable insurance product utilities funds
Growth and Income Fund	variable insurance product equity income funds
High Income Fund	variable insurance product high current yield funds
Income Securities Fund	variable insurance product income funds
Large Cap Growth Fund	variable insurance product large cap core funds
Money Fund	variable insurance product money market instrument funds
Real Estate Fund	variable insurance product real estate funds
Rising Dividends Fund	variable insurance product mid cap value funds
Small Cap Fund	variable insurance product mid cap core funds
Strategic Income Fund	variable insurance product general bond funds
U.S. Government Fund	variable insurance product U.S. government funds
Small Cap Value Fund	variable insurance product small cap value funds
Zero Coupon Funds—2005 and 2010	variable insurance product target maturity funds
Mutual Discovery Fund	variable insurance product global funds
Mutual Shares Fund	variable insurance product multi cap value funds
Developing Markets Fund	variable insurance product emerging markets funds
Foreign Securities Fund	variable insurance product international funds
Global Income Fund	variable insurance product global income funds
Global Asset Allocation Fund	variable insurance product global flexible portfolio funds and global funds
Growth Fund	variable insurance product global funds

•	Quality of services. In considering the scope and quality of investment management services, consideration was given to each manager’s continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with each Fund’s investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided each Fund under separate agreements with the managers and their affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

•	Managers’ profitability. The trustees considered the managers’ level of profitability in providing management and other services to the Franklin Templeton funds, including the Funds. In doing so, the trustees considered materials and reports prepared annually by the managers that address profitability from their overall U.S. fund business, as well as from services provided the individual funds, including the Funds. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Funds’ independent auditors. The board also considers the extent to which the managers may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of “soft” commission dollars to pay for research and other similar services. The trustees also considered the managers’ profitability in comparison with available industry data.

Management fees Each Fund pays the manager a fee equal to an annual rate as follows:

Fund	Management Fee Rates

Global Communications Fund

Growth and Income Fund

High Income Fund

Income Securities Fund

Money Fund

Real Estate Fund

U.S. Government Fund

Zero Coupon Fund—2005

Zero Coupon Fund—2010

Global Income Fund

0.625% of the value of net assets up to and including $100 million; plus

0.50% of the value of net assets over $100 million up to and including $250 million; plus

0.45% of the value of net assets over $250 million up to and including $10 billion; plus

0.44% of the value of net assets over $10 billion up to and including $12.5 billion; plus

0.42% of the value of net assets over $12.5 billion up to and including $15 billion; plus

0.40% of the value of net assets over $15 billion.

Large Cap Fund Rising Dividends Fund	0.75% of the value of net assets up to $500 million; 0.625% of the value of net assets over $500 million up to and including $1 billion; and 0.50% of the value of net assets in excess of $1 billion.

Fund	Management Fee Rates
Growth Securities Fund

1.00% of the value of net assets up to $100 million;

0.90% of the value of net assets over $100 million up to and including $250 million;

0.80% of the value of net assets over $250 million up to and including $500 million; and

0.75% of the value of net assets over $500 million.

Foreign Securities Fund

0.75% of the value of net assets up to and including $200 million;

0.675% of the value of net assets over $200 million up to and including $1.3 billion;

0.60% of the value of net assets over $1.3 billion.

Developing Markets Fund	1.25% of the value of net assets.

Global Asset Allocation Fund

0.65% of the value of net assets up to and including $200 million;

0.585% of the value of net assets over $200 million up to and including $1.3 billion;

0.52% of the value of net assets over $1.3 billion.

Small Cap Value Fund	0.60% of the value of net assets up to an including $200 million; 0.50% of the value of net assets up to and including $1.3 billion; and 0.40% of value of net assets over $1.3 billion.

Mutual Discovery Fund	0.80% of the value of net assets.

Mutual Shares Fund	0.60% of the value of net assets.

Small Cap Fund

0.550% of the value of net assets up to $500 million; and 0.450% of the value of net assets over $500 million up to and including $1 billion; and

0.400% of the value of net assets over $1 billion up to and including $1.5 billion; and

0.350% of the value of net assets over $1.5 billion up to and including $6.5 billion; and

0.325% of the value of net assets over $6.5 billion up to and including $11.5 billion; and

0.300% of the value of net assets over $11.5 billion up to and including $16.5 billion; and

0.290% of the value of net assets over $16.5 billion up to and including $19 billion; and

0.280% of the value of net assets over $19 billion up to and including $21.5 billion; and

0.270% of the value of net assets over $21.5 billion.

Strategic Income Fund

0.425% of the value of net assets up to $500 million;

0.325% of the value of net assets over $500 million up to and including $1 billion;

0.280% of the value of net assets over $1 billion up to and including $1.5 billion;

0.235% of the value of net assets over $1.5 billion up to

Fund	Management Fee Rates

and including $6.5 billion;

0.215% of the value of net assets over $6.5 billion up to and including $11.5 billion;

0.200% of the value of net assets over $11.5 billion up to and including $16.5 billion;

0.190% of the value of net assets over $16.5 billion up to and including $19 billion;

0.180% of the value of net assets over $19 billion up to and including $21.5 billion;

and 0.170% of the value of net assets over $21.5 billion.

The fees are computed daily according to the terms of the management agreements. Each class of a Fund’s shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31,2003, the Funds paid the following management fees:

	2003	2002	2001
Global Communications Fund	819,226	1,002,084	1,890,733
Growth and Income Fund	2,657,683	2,863,445	3,503,479
High Income Fund	864,304	766,799	1,004,788
Income Securities Fund	3,709,956	2,501,800	2,908,412
Large Cap Fund	1,822,675	1,843,297	2,705,875
Money Fund	619,226	906,226	1,521,353
Real Estate Fund	2.391,891	1,598,854	1,103,174
Rising Dividends Fund[1]	3,256,622	2,721,160	2,608,589
Small Cap Fund¹	3,667,101	2,929,313	2,848,023
Small Cap Value Fund[1]	1,292,872	633,663	267,188
Strategic Income Fund[1]	878,257	254,019	94,842
U.S. Government Fund	2,732,761	2,304,255	2,151,631
Zero Coupon Fund—2005	469,705	388,606	379,802
Zero Coupon Fund—2010	494,783	352,727	329,504
Mutual Discovery Fund	1,618,534	1,326,093	1,477,319
Mutual Shares Fund[1]	7,279,926	4,593,292	3,218,079
Developing Markets Fund	4,585,327	3,999,544	4,180,830
Foreign Securities Fund[1]	5,421,046	5,123,281	5,974,813
Global Asset Allocation Fund[1]	3,073,575	3,019,158	3,558,579
Global Income Fund	345,404	364,481	460,525
Growth Securities Fund	7,964,686	7,944,393	9,152,469

1.	The manager agreed in advance to reduce its fees to reflect reduced services from the Funds’ investment in a Franklin Templeton money fund, as required by the board and an SEC order. Without these reductions, the Funds would have paid the following management fees:

	2003	2002	2001
Rising Dividends Fund	3,320,062	2,754,746	2,647,960
Small Cap Fund	3,988,492	3,212,273	3,328,141
Small Cap Value Fund	1,348,981	672,953	282,342
Strategic Income Fund	931,374	276,638	108,010
Mutual Shares Fund	7,302,259	4,646,434	N/A

Foreign Securities Fund	5,741,495	5,254,574	N/A
Global Asset Allocation Fund	3,119,898	3,097,149	N/A

Sub-Advisor	Fund	Annual Fee Rates
Advisers	Global Asset Allocation Fund

0.227% of the value of net assets up to and including $200 million;

0.205% of the value of net assets over $200 million up to an including $1.3 billion; and

0.182% of the value of net assets over $1.3 billion.

TAML	Growth Securities Fund

0.80% of the value of the net assets up to and including $100 million;

0.72% of the value of the net assets up to and including $250 million;

0.64% of the value of the net assets up to and including $500 million;

and 0.60% of the value of net assets over $500 million.

The managers pay sub-advisory fees from the management fees they receive from the Funds. For the last three fiscal years, the managers paid the following sub-advisory fees:

	2003	2002	2001
Global Income Fund	n/a	n/a	191,966
Growth Securities Fund	6,369,806	5,700,360	n/a
Global Asset Allocation Fund	1,001,302	1,082,885	n/a

Administrator and services provided Franklin Templeton Services, LLC (FT Services) provides certain administrative services and facilities for each Fund. FT Services has direct agreements with the following Funds:

Small Cap Fund

Small Cap Value Fund

Strategic Income Fund

Mutual Discovery Fund

Mutual Shares Fund

Global Asset Allocation Fund

Developing Markets Fund

Foreign Securities Fund

FT Services has subcontracts with the managers of all other Funds not listed above. The administrative services provided by FT Services include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services may make certain payments to insurance companies for administrative services. In the standard agreements currently entered into by FT Services, such payments can range between

0.05% and 0.20%, as an annual rate, of a Fund’s average daily net assets, depending on a number of factors. The payments may be more fully described in the prospectuses for the contracts provided by the insurance companies. Unrelated dealer compensation is described below, under “The Underwriter”. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds’ managers and principal underwriter.

Administration fees The Funds, in the case of the Funds with direct agreements with FT Services (except for Small Cap Fund and Strategic Income Fund) and the managers for all other Funds, pay FT Services a monthly fee for each Fund, equal to an annual rate of:

•	0.15% of the Fund’s average daily net assets up to $200 million;

•	0.135% of average daily net assets over $200 million up to $700 million;

•	0.10% of average daily net assets over $700 million up to $1.2 billion; and

•	0.075% of average daily net assets over $1.2 billion.

Small Cap Fund pays FT Services a monthly fee equal to an annual rate of 0.25% of the average daily net assets of the Fund during the preceding month.

Strategic Income Fund pays FT Services a monthly fee equal to an annual rate of 0.20% of the average daily net assets of the Fund during the preceding month.

During the last three fiscal years ended December 31, the Funds or the managers, as applicable, paid FT services the following administration fees:

	2003	2002	2001
Global Communications Fund	208,420	262,508	522,988
Growth and Income Fund	753,831	815,374	993,251
High Income Fund	220,553	192,864	264,165
Income Securities Fund	1,023,411	706,036	828,305
Large Cap Fund	358,534	362,513	517,586
Money Fund	150,535	234,850	409,632
Real Estate Fund	669,199	434,294	292,570
Rising Dividends Fund	633,548	525,894	506,786
Small Cap Fund	1,940,190	1,508,163	1,555,535
Small Cap Value Fund	221,181	168,238	70,585
Strategic Income Fund	438,471	130,182	50,829
U.S. Government Fund	777,100	645,789	600,427
Zero Coupon Fund—2005	113,033	93,231	91,156
Zero Coupon Fund—2010	118,998	84,606	79,105
Mutual Discovery Fund	300,85	248,647	276,996
Mutual Shares Fund	1,461,840	1,065,153	754,929
Developing Markets Fund¹	525,214	461,956	481,526
Foreign Securities Fund¹	1,100,974	1,029,203	1,154,256
Global Asset Allocation Fund¹	719,976	714,026	825,204
Global Income Fund	81,568	87,196	110,525
Growth Securities Fund	1,216,590	1,256,956	1,399,978

Shareholder servicing and transfer agent Franklin Templeton Investor Services, LLC (Investor Services) is the Funds’ shareholder servicing agent and acts as the Funds’ transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Under the terms of its servicing contract with the Funds, Investor Services may receive a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Custodians Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds’ securities and other assets, except Global Asset Allocation Fund, Developing Markets Fund, Foreign Securities Fund and Growth Securities Fund. JPMorgan Chase Bank, formerly Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the securities and other assets of Global Asset Allocation Fund, Developing Markets Fund, Foreign Securities Fund and Growth Securities Fund. As foreign custody manager, JPMorgan Chase Bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Auditor PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105 is the Trust’s independent auditor. The auditor gives an opinion on the financial statements included in the Trust’s Annual Report to Shareholders and reviews the Trust’s registration statement filed with the SEC.

Research services The managers may receive services from various affiliates. The services may include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities eligible for purchase by the Funds. Such supplemental research, when utilized, is subject to analysis by the managers before being incorporated into the investment advisory process.

Portfolio Transactions

The managers select brokers and dealers to execute the Funds’ portfolio transactions in accordance with criteria set forth in the management agreements and any directions that the board may give.

When placing a portfolio transaction, the managers seek to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The managers will ordinarily place orders to buy and sell over-the-counter securities on an agency rather than principal basis with a principal market maker unless the managers believe that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The managers may pay certain brokers commissions that are higher than those another broker may charge, if the managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services they receive. This may be viewed in terms of either the particular transaction or the managers’ overall responsibilities to client accounts over which they exercise investment discretion. The services that brokers may provide to the managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the managers in carrying out their overall responsibilities to their clients.

To the extent a Fund invests in bonds or participates in other principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.

Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Trust’s officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds’ portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the Funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended December 31, 2003, the Funds paid the following brokerage commissions:

Brokerage Commissions ($)

	2003	2002	2001
Global Communications Fund	680,519	818,787	1,020,179
Growth and Income Fund[1]	830,159	1,689,075	2,256,692
High Income Fund	3,336	0	7,156
Income Securities Fund[2]	449,696	227,546	221,795
Large Cap Fund[3]	341,585	666,400	726,865
Money Fund	0	0	0
Real Estate Fund	412,931	431,598	275,615
Rising Dividends Fund[4]	235,430	126,631	176,521
Small Cap Fund[5]	1,727,248	1,289,900	483,898
Small Cap Value Fund[6]	287,683	429,642	114,885
Strategic Income Fund	5,462	3,116	1,710
U.S. Government Fund	0	0	0
Zero Coupon Fund—2005	0	0	0
Zero Coupon Fund—2010	0	0	0
Mutual Discovery Fund[7]	284,311	31,801	343,484
Mutual Shares Fund[8]	1,805,167	1,279,015	845,400
Developing Markets Fund	958,504	961,419	1,257,897
Foreign Securities Fund	563,322	720,074	644,547
Global Asset Allocation Fund[9]	579,498	242,395	397,845
Global Income Fund	0	0	0
Growth Securities Fund	1,293,897	1,445,067	1,480,731

1.	The decrease in brokerage commissions for fiscal year 2003 as opposed to the prior two fiscal years was due mainly to lower trading activity.
2.	The increase in brokerage commissions for fiscal year 2003 as opposed to the prior two fiscal years was due mainly to an increase in assets from sale of Fund shares.
3.	The decrease in brokerage commissions for fiscal year 2003 as opposed to the prior two fiscal years was due mainly to lower trading activity.
4.	The increase in brokerage commissions for fiscal year 2003 as opposed to the prior two fiscal years was due mainly to an increase in assets from sale of Fund shares.
5.	The increase in brokerage commissions for fiscal year 2003 as opposed to the prior two fiscal years was due mainly to an increase in assets from sale of Fund shares.
6.	The higher brokerage commissions for fiscal year 2002 as opposed to 2001 was due mainly to an increase in assets from sale of Fund shares. The lower brokerage commissions for fiscal year 2003 as opposed to 2002 was due mainly to a decrease in trading activity and lower commission rates.
7.	The increase in brokerage commissions for fiscal year 2003 as opposed to fiscal year 2002 was due mainly to an increase in assets due to sale of Fund shares and an increase in trading activity. The decrease in brokerage commissions for fiscal year 2002 from the prior fiscal year was due mainly to a decrease in net assets and in trading activity.

8.	The increase in brokerage commissions for fiscal year 2003, as opposed to the prior two fiscal years, was due mainly to an increase in assets from the sale of Fund shares.
9.	The increase in brokerage commissions for fiscal year 2003 as opposed to the prior two fiscal years was due to an increase in assets from the sale of Fund shares and a higher number of transactions in foreign securities.

The following table identifies each Fund that held securities of its regular brokers or dealers during 2003, the names of each such broker or dealer, and the value, if any, of such securities as of December 31, 2003.

Fund Name	Regular Broker or Dealer	December 31, 2003 value ($) (in 1,000’s)
Growth and Income Fund	Banc of America Securities LLC	11,365
	Morgan Stanley & Co. Inc.	13,148
	Citigroup Global Markets, Inc.	22,760
	Wells Fargo Securities	11,395
Large Cap Growth Fund	Citigroup Global Markets, Inc.	6,165
	Goldman, Sachs & Co.	2,962
Money Fund	Citigroup Global Markets, Inc.	3,999
	Goldman, Sachs & Co.	1,999
	Morgan Stanley & Co., Inc.	2,000
	UBS Securities LLC	4,000
Strategic Income Fund	Citigroup	1,058
	J.P. Morgan Securities, Inc.	1,901
Mutual Shares Fund	Traveler’s Property Casualty Corp.	21,698
	Metlife Inc.	8,609
	Bear, Stearns & Co., Inc.	2,992
Developing Markets Fund	HSBC Securities (USA) Inc.	612
Growth Securities Fund	UBS Securities LLC	14,654
	Morgan Stanley & Co. Inc.	5,787
Asset Allocation Fund	J.P. Morgan Securities, Inc.	2,792
	Morgan Stanley & Co., Inc.	1,788
	UBS Securities, LL	2,000

Because certain Funds may, from time to time, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom a Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent a Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

Distributions and Taxes

Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees applicable to each class.

Election to be taxed as a regulated investment company Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. To ensure that individuals holding the variable annuity and variable life insurance contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by a Fund prior to receipt of payments under the variable annuity and variable life insurance contracts, each Fund intends to comply with the additional requirements of Section 817(h) of the Code relating to diversification of its assets. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Organization, Voting Rights and Principal Holders

The Trust is an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on April 26, 1988, and is registered with the SEC. Each Fund, except the Strategic Income Fund, Small Cap Value Fund and Global Income Fund, is a diversified series of the Trust.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets if you are held personally liable for obligations of the Fund. The Agreement and Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund’s total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Each of the Funds currently offer two classes of shares, Class 1 and Class 2, except for Developing Markets Fund and Foreign Securities Fund that offer also a third class, Class 3. The Trust may offer additional classes of shares in the future. The full title of each series and class is:

•	Franklin Global Communications Securities Fund—Class 1¹ (prior to 11/15/99, Franklin Global Utilities Securities Fund) (prior to 5/1/98, Utility Equity Fund)

•	Franklin Global Communications Securities Fund—Class 2¹ (prior to 11/15/99, Franklin Global Utilities Securities Fund)

•	Franklin Growth and Income Fund—Class 1¹ (prior to 5/1/95, Equity Growth Fund)

•	Franklin Growth and Income Fund—Class 2¹

•	Franklin High Income Fund—Class 1¹

•	Franklin High Income Fund—Class 2¹

•	Franklin Income Securities Fund—Class 1¹

•	Franklin Income Securities Fund Class 2¹

•	Franklin Large Cap Growth Securities Fund—Class 1¹ (prior to 12/15/99, Franklin Capital Growth Fund)

•	Franklin Large Cap Growth Securities Fund—Class 2¹ (same as Class 1)

•	Franklin Money Market Fund—Class 1¹

•	Franklin Money Market Fund—Class 2¹

•	Franklin Real Estate Fund—Class 1 (prior to September 1999, Real Estate Securities Fund)

•	Franklin Real Estate Fund—Class 2 (same as Class 1)

•	Franklin Rising Dividends Securities Fund—Class 1 (prior to September 1999, Rising Dividends Fund)

•	Franklin Rising Dividends Securities Fund—Class 2 (same as Class 1)
•	Franklin Small Cap Fund—Class 1¹

•	Franklin Small Cap Fund—Class 2¹

•	Franklin Small Cap Value Securities Fund—Class 1¹ (prior to May 1, 2002, Franklin Value Securities Fund)

•	Franklin Small Cap Value Securities Fund—Class 2¹ (same as Class 1)

•	Franklin Strategic Income Securities Fund—Class 1

•	Franklin Strategic Income Securities Fund—Class 2

•	Franklin U.S. Government Fund—Class 1¹

•	Franklin U.S. Government Fund—Class 2¹

•	Franklin Zero Coupon Fund—2005—Class 1¹

•	Franklin Zero Coupon Fund—2005—Class 2¹

•	Franklin Zero Coupon Fund—2010—Class 1¹

•	Franklin Zero Coupon Fund—2010—Class 2¹

•	Mutual Discovery Securities Fund—Class 1

•	Mutual Discovery Securities Fund—Class 2

•	Mutual Shares Securities Fund—Class 1

•	Mutual Shares Securities Fund—Class 2

•	Templeton Developing Markets Securities Fund—Class 1² (prior to May 1, 2000, Templeton Developing Markets Fund)

•	Templeton Developing Markets Securities Fund—Class 2² (same as Class 1)

•	Templeton Developing Markets Securities Fund—Class 3

•	Templeton Foreign Securities Fund—Class 1² (prior to May 1, 2002, Templeton International Securities Fund)

•	Templeton Foreign Securities Fund—Class 2² (same as Class 1)

•	Templeton Foreign Securities Fund—Class 3

•	Templeton Global Asset Allocation Fund—Class 1² (prior to May 1, 2002, Templeton Asset Strategy Fund)

•	Templeton Global Asset Allocation Fund—Class 2² (same as Class 1)

•	Templeton Growth Securities Fund—Class 1

•	Templeton Growth Securities Fund—Class 2

•	Templeton Global Income Securities Fund Class 1 (prior to May 1, 1996, Global Income Fund)

•	Templeton Global Income Securities Fund Class 2

1.	In September 1999, the names of the Funds were changed to include “Franklin”.
2.	On February 8, 2000, Fund shareholders approved a merger and reorganization that combined the Fund, a series of TVP with a similar fund of the Trust, effective May 1, 2000. The Fund is the surviving fund of the merger.

Shares of each class represent proportionate interests in a Fund’s assets and are identical except that the Fund’s Class 2 and Class 3 shares will bear the expense of Class 2 or Class 3 distribution plans. (See “The Underwriter” below, for a description of the Class 2 and Class 3 plans.). A redemption fee is assessed upon Class 3 shares in connection with short-term trading (see the prospectus for a description of this assessment). On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has non-cumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help shareholders communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.

Principal Shareholders All Fund classes are sold to and owned only by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts.

The insurance companies will exercise voting rights attributable to shares they own in accordance with voting instructions received by owners of the contracts issued by the insurance companies. To this extent, the insurance companies do not exercise control over the Trust by virtue of the voting rights from their ownership of Trust shares.

The name, address and percentage of ownership of shareholders that owned of record 5% or more of the shares of the Funds, as of April 5, 2004, are as follows:

Fund Name and Class	Name and Address of Owner of Record	Percentage Ownership (%)
Franklin Global Communications Securities Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	91.41

	ALLIANZ LIFE OF NEW YORK P.O. Box 1117 Minneapolis, MN 55440-1117	8.59

Franklin Global Communications Securities Fund—Class 2
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	98.58

Franklin Growth and Income Securities Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	86.80

	ALLIANZ LIFE OF NEW YORK P.O. Box 1117 Minneapolis, MN 55440-1117	7.93

Franklin Growth and Income Securities Fund—Class 2
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	58.38

	ALLSTATE LIFE INSURANCE CO Attn: Financial Control 544 Lakeview Pky Suite L1B Vernon Hills, IL 60061-	31.47

Franklin High Income Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	92.92

	ALLIANZ LIFE OF NEW YORK P.O. Box 1117 Minneapolis, MN 55440-1117	7.08

Franklin High Income Fund—Class 2
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	94.42

	ALLIANZ LIFE OF NEW YORK P.O. Box 1117 Minneapolis, MN 55440-1117	5.58

Franklin Income Securities Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	83.92

	ALLIANZ LIFE OF NEW YORK P.O. Box 1117 Minneapolis, MN 55440-1117	5.96

	INTEGRITY LIFE INSURANCE COMPANY 515 W. Market St. 4th Floor Louisville, KY 40202	6.19

Franklin Income Securities Fund—Class 2
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	10.88

	HARTFORD LIFE Attn: Equity Products A3E PO BOX 2999 Hartford, CT 06104-2999	83.63

Franklin Large Cap Growth Securities Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	89.67

	ALLLIANZ LIFE OF NEW YORK P.O. Box 1117 Minneapolis, MN 55440-1117	5.80

Franklin Large Cap Growth Securities Fund—Class 2
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	52.48

	ALLMERICA FIN LIFE & ANNUITY 440 Lincoln St MS-310 Worcester, MA 01653-0002	5.23

	HARTFORD LIFE Attention Equity Products A3E PO BOX 2999 Hartford, CT 06104-2999	33.97

Franklin Money Market Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	83.74

	ALLIANZ LIFE OF NEW YORK P.O. Box 1117 Minneapolis, MN 55440-1117	9.87

	AIG LIFE OF BERMUDA LTD American International Bldg. 29 Richmond Road P.O. Box HM 152 Hamilton, HMAX, Bermuda	6.39

Franklin Money Market Fund—Class 2

	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	5.69

	LIBERTY LIFE SPECTRUM SELECT 100 Liberty Way Dover, NH 03820	94.31

Franklin Real Estate Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	93.28

	ALLIANZ LIFE OF NEW YORK P.O. Box 1117 Minneapolis, MN 55440-1117	6.72

Franklin Real Estate Fund—Class 2
	HARTFORD LIFE Attn Equity Products A3E PO Box 2999 Hartford, CT 06104-2999	6.93

	IDS LIFE INSURANCE COMPANY 1497 AXP Financial Ctr Minneapolis, MN 55474-0016	63.22

	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	23.63

Franklin Rising Dividends Securities Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	87.67

	ALLIANZ LIFE OF NEW YORK P.O. Box 1117 Minneapolis, MN 55440-1117	8.98

Franklin Rising Dividends Securities Fund—Class 2
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	47.98

	HARTFORD LIFE Attn Equity Products A3E PO Box 2999 Hartford, CT 06104-2999	6.93

	NATIONWIDE INSURANCE COMPANY c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	39.32

Franklin Small Cap Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	86.47

Franklin Small Cap Fund—Class 2
	ALLMERICA FINANCIAL LIFE & ANNUITY CO 440 Lincoln Street MS-310 Worcester, MA 01653-0002	11.17

	PRUCO LIFE OF ARIZONA 213 Washington St. 7th Floor Newark, NJ 07102-4077	7.23

	HARTFORD LIFE Attn Equity Products A3E PO Box 2999 Hartford, CT 06104-2999	41.73

	LINCOLN NATIONAL LIFE 1300 S. Clinton St. MS 6H-02 Fort Wayne, IN 46802-3518	6.68

	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	11.14

	TRAVELERS LIFE & ANNUITY COMPANY Attn Shareholder Accounting Unit P.O. Box 990027 Hartford, CT 05199-0027	5.22

Franklin Small Cap Value Securities Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	82.92

	NATIONWIDE LIFE INSURANCE CO OF AMERICA c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	5.48

Franklin Small Cap Value Securities Fund—Class 2

	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	19.24

	IDS LIFE INS CO 1497 AXP Financial Ctr. Minneapolis, MN55474-0016	41.97

	ING LIFE INSURANCE & ANNUITY CO 151 Farmington Ave. Hartford, CT 06156-0001	13.35

Franklin Strategic Income Securities Fund—Class 1
	HARTFORD LIFE Attn: Equity Products A3E PO Box 2999 Hartford, CT 06104-2999	99.96

Franklin Strategic Income Securities Fund—Class 2
	ZURICH KEMPER 2500 Westfield Dr, Bldg 2 Elgin, IL 60123-7836	90.69

	LIBERTY LIFE SPECTRUM SELECT 100 Liberty Way Dover, NH 03822-0001	9.31

Franklin U.S. Government Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	90.17

	ALLIANZ LIFE OF NEW YORK P.O. Box 1117 Minneapolis, MN 55440-1117	9.74

Franklin U. S. Government Fund—Class 2
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	78.90

	SAFECO SERVICES VARIABLE ANNUITY 4854 154th Place NE Redmond, WA 98052	7.43

Franklin Zero Coupon Fund—2005—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	93.83

	ALLIANZ LIFE OF NEW YORK P.O. Box 1117 Minneapolis, MN 55440-1117	6.17

Franklin Zero Coupon Fund—2010—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	93.34

	ALLIANZ LIFE OF NEW YORK P.O. Box 1117 Minneapolis, MN 55440-1117	6.66

Franklin Zero Coupon Fund—2010—Class 2
	ZURICH KEMPER 2500 Westfield Dr, Bldg 2 Elgin, IL 60123-7836	84.67

	MONY LIFE INSURANCE COMPANY OF AMERICA 1740 Broadway New York, NY 10019-4315	14.07

Mutual Discovery Securities Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	94.72

	ALLIANZ LIFE OF NEW YORK P.O. Box 1117 Minneapolis, MN 55440-1117	5.28

Mutual Discovery Securities Fund—Class 2
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	72.71

	HARTFORD LIFE PO Box 2999 Hartford, CT 06104-2999	25.43

Mutual Shares Securities Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	91.83

Mutual Shares Securities Fund—Class 2

	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	10.49

	HARTFORD LIFE Attn Equity Products A3E PO Box 2999 Hartford, CT 06104-2999	61.44

	AMERICAN ENTERPRISE 1497 AXP Financial Ctr Minneapolis, MN 55474-0016	5.67

Templeton Developing Markets Securities Fund—Class 1
	IDS LIFE INSURANCE COMPANY 1497 AXO Financial Ctr Minneapolis, MN 55474-0016	52.23

	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	16.86

	HARTFORD LIFE Attn Equity Products PO Box 2999 Hartford, CT 06104-2999	20.86

Templeton Developing Markets Securities Fund—Class 2
	CUNA 2000 Heritage Way Waverly, IA 50677-9208	15.08

	MINNESOTA LIFE INSURANCE COMPANY 401 N Robert Street A6-5216 St. Paul, MN 55101-2015	13.49

	TRAVELERS LIFE & ANNUITY COMPANY Attn Shareholder Accounting Unit P.O. Box 990027 Hartford, CT 06199-0027	8.73

	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	28.92

	METLIFE INVESTORS INS CO Attn Investment Management 501 Boylston St, 7th Flr Boston, MA 02116-3769	12.19

Templeton Foreign Securities Fund—Class 1

	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	55.16

	JEFFERSON PILOT FINANCIAL INS CO Mutual Fund Accounting 1S 03 One Granit Place Concord, NH 03301-3258	13.05

	NATIONWIDE INSURANCE CO SBL-NWMF 1 Security Benefit Pl Topeka, KS 66636-1000	6.12

	PHOENIX HOME LIFE 10 Krey Blvd. Rensselaer, NY 12144-9681	5.35

Templeton Foreign Securities Fund—Class 2
	IDS LIFE INSURANCE COMPANY 1497 AXP Financial Ctr Minneapolis, MN 55474-0016	8.55

	TRAVELERS LIFE & ANNUITY Attn Shareholder Accounting Unit P.O. Box 990027 Hartford, CT 06199-0027	8.50

	HARTFORD LIFE Attn Equity Products A3E PO Box 2999 Hartford CT 06104-2999	25.64

	SUN LIFE FINANCIAL VA P.O. Box 9134 Wellesley Hills, MA 02481-9134	6.21

	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	6.23

	ALLMERICA FIN LIFE & ANNUITY CO. 440 Lincoln St, MS-310 Worcester, MA 01653-0002	5.09

Templeton Global Asset Allocation Fund—Class 1
	VALIC 2929 Allen Pky L3-00 Houston TX 77019-7100	56.36

	TRAVELERS INSURANCE COMPANY Attn Shareholder Accounting Unit P.O. Box 990027 Hartford, CT 06199-0027	31.12

	PHOENIX HOME LIFE 10 Krey Blvd. Rensselaer NY 12144-9681	7.85

Templeton Global Asset Allocation Fund—Class 2
	TRANSAMERICA LIFE INSURANCE COMPANY Attn FMG Accounting MS4410 4333 Edwood Rd NE Cedar Rapids, IA 52499	9.51

	HARTFORD LIFE Attn Equity Products A3E PO Box 2999 Hartford CT 06104-2999	31.55

	MINNESOTA LIFE INSURANCE COMPANY 401 N Robert St, A6-5216 Saint Paul, MN 55101-2015	17.53

	PHOENIX HOME LIFE 10 Krey Blvd. Rensselaer, NY 12144-9681	7.03

	PHOENIX VARIABLE LIFE PHLVIC 10 Krey Blvd. Rensselaer, NY 12144-9681	10.32

Templeton Global Income Securities Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	74.38

	ALLIANZ LIFE OF NEW YORK P.O. Box 1117 Minneapolis, MN 55440-1117	7.86

	PHOENIX HOME LIFE 10 Krey Blvd. Rensselaer, NY 12144-9681	10.23

Templeton Global Income Securities Fund—Class 2

	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	8.00

	METLIFE INVESTORS INS CO Attn Investment Management 501 Boylston St, 7th Floor Boston, MA 02116-3769	8.40

	GLENBROOK LIFE & ANNUITY Attn: Financial Control 544 Lakeview Pky Suite L1B Vernon Hills, IL 60061-1826	30.50

	ALLSTATE LIFE INSURANCE CO Attn Financial Control 544 Lakeview Pky Suite L1B Vernon Hills, IL 60061-1826	51.85

Templeton Growth Securities Fund—Class 1
	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	37.78

	TRAVELERS INSURANCE COMPANY Attn Shareholder Accounting Unit PO Box 990027 Hartford, CT 06199-0027	43.67

	PHOENIX HOME LIFE 10 Krey Blvd. Rensselaer, NY 12144-9681 One American Row Hartford, CT 06115	12.29

Templeton Growth Securities Fund—Class 2
	HARTFORD LIFE Attn Equity Products PO Box 2999 Hartford, CT 06104-2999	53.99

	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S. Clinton ST MS 6H-02 Fort Wayne, IN 46802-3518	8.22

	ALLIANZ LIFE INSURANCE P.O. Box 1117 Minneapolis, MN 55440-1117	14.38

	PHOENIX VARIABLE LIFE PHLVIC 10 Krey Blvd. Rensselaer NY 12144-9681	5.93

As of April 5, 2004, board members and officers, as a group, owned less than 1% of record or beneficially, of the outstanding shares of Trust. The board members may own shares in other funds in Franklin Templeton Investments.

Pricing Shares

When they buy and sell shares, the Trust’s shareholders pay and receive the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Funds other than Money Fund When determining its NAV, a Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

A Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract’s market value.

A Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above-described functions.

Money Fund The valuation of the Fund’s portfolio securities, including any securities set aside on the Fund’s books for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a Fund with identical investments but using a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a Fund using only market values, and existing investors in the Fund would receive less investment income. The opposite would be true in a period of rising interest rates. The Fund’s use of amortized cost, which helps the Fund maintain a $1 share price, is permitted by a rule adopted by the SEC.

The board has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share at $1, as computed for the purpose of sales and redemptions. These procedures include a review of the Fund’s holdings by the board, at such intervals as it may deem appropriate, to determine if the Fund’s net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the board. If a deviation exceeds  1/2 of 1%, the board will promptly consider what action, if any, will be initiated. If the board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take corrective action that it regards as necessary and appropriate, which may include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations.

Redemptions in kind Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund’s net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

The Underwriter

Distributors acts as the principal underwriter in the continuous public offering of the Trust’s shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares, except to the extent these expenses are borne by the insurance companies. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of preparing and sending prospectuses to existing shareholders.

Distributors may be entitled to receive payment under Class 2 and Class 3 Rule 12b-1 plans as described below. Except as noted below, Distributors does not receive compensation from the Trust for acting as underwriter.

Distribution and service (12b-1) fees The board has adopted a plan pursuant to Rule 12b-1 for each Class 2 shares. Under each Fund’s Class 2 plan (except for Strategic Income Fund, Global Asset Allocation Fund, Global Income Fund, Foreign Securities Fund and Developing Markets Fund), the Fund may pay up to a maximum of 0.35% per year of the average daily net assets attributable to its Class 2 shares. The board, however, has set the current rate at 0.25% per year, effective July 1, 1999. From January 6, 1999 to June 30, 1999, the fees were set at 0.30% per year. The maximum rate for Class 2 shares of Strategic Income Fund, Global Income Fund, Global Asset Allocation Fund, Developing Markets Fund and Foreign Fund has been set at 0.25% per year under each plan.

The board has adopted a plan pursuant to Rule 12b-1 for each Class 3 shares. Under each Fund’s Class 3 plan, the Fund may pay up to a maximum of 0.35% per year of the average daily net assets attributable to its Class 3 shares. The board, however, has set the current rate at 0.25% per year.

The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the managers have more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors, the insurance companies or others to assist in the promotion and distribution of Class 2 or Class 3 shares, or variable contracts offering Class 2 or Class 3 shares. Payments made under the plans may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of contract owners or dealers and their representatives, and other distribution-related expenses, including a prorated portion of Distributors’ or the insurance companies’ overhead expenses attributable to the distribution of these variable contracts or shares of the Funds. Payments made under the plans may also be used to pay insurance companies, dealers or others for, among other things, furnishing personal services and maintaining customer accounts and records, or as service fees as defined under NASD rules. Together, these expenses, including the service fees, are “eligible expenses.”

Agreements for the payment of fees to the insurance companies or others shall be in a form which has been approved from time to time by the board, including the non-interested board members.

For the fiscal year ended December 31, 2003, the amounts paid by each Fund’s Class 2 shares pursuant to the plans, which were used by Distributors to pay insurance companies or their affiliates, were as follows:

Fund	Amounts Paid ($)
Global Communications Fund	7,243
Growth and Income Fund	153,068
High Income Fund	45,995
Income Securities Fund	499,233
Large Cap Fund	131,529
Money Fund	1,230
Real Estate Fund	787,355
Rising Dividends Fund	284,922
Small Cap Fund	1,330,830
Small Cap Value Fund	540,739
Strategic Income Fund	1,040
U.S. Government Fund	451,877
Zero Coupon Fund—2010	6,662
Mutual Discovery Fund	157,907
Mutual Shares Fund	1,995,903
Developing Markets Fund	232,856
Foreign Securities Fund	933,405
Global Asset Allocation Fund	107,649
Global Income Fund	8,605
Growth Securities Fund	653,694

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Dealer compensation. In addition to the payments above, distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds, or participate in the offering of variable insurance products that invest in the FTVIP Trust. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds and may include shares and assets of FTVIP Trust. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer’s sales and marketing efforts in Franklin Templeton funds and the FTVIP Trust; a securities dealer’s support of, and participation in Distributors’ marketing programs; a securities dealer’s compensation programs for its registered representatives; and the extent of a securities dealer’s marketing programs relating to Franklin Templeton funds and FTVIP Trust. Financial support to securities dealers may be made by payments from Distributors’ resources, from Distributors’ retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans.

Distributors routinely sponsors due diligence meetings for registered representatives of broker-dealers, as well as due diligence and/or continuing education meetings held by insurance companies for registered representatives selling insurance products. During these meetings the registered representatives receive information and updates on the FTVIP Trust and/or various Franklin Templeton funds and are typically afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton or FTVIP Trust funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by Distributors.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan’s implementation. An explanation of these and other methods used by the Fund to compute or express performance follows.

For share classes offered only to insurance company separate accounts for use in variable annuity and variable life insurance contracts, to the extent required by SEC rules, the advertised performance of such share classes will be displayed no more prominently than standardized performance of the applicable insurance company separate accounts/contracts. For information about how an insurance company may advertise such performance, please consult the contract prospectus that accompanies the Trust prospectus.

Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

For Class 2 shares which were started at a later date than Class 1 shares, standardized Fund performance represents, a “blended” figure, combining: (a) for periods prior to January 6, 1999 (or May 1, 1997 for Global Asset Allocation Fund, Developing Markets Fund and Foreign Securities Fund) historical results of Class 1 shares; and (b) for periods beginning January 6, 1999 (or May 1, 1997), Class 2’s results reflect an additional 12b-1 fee expense which also affects future performance. Class 3 shares will also be a “blended” figure, combining Class 1 performance for periods prior to May 1, 1997, Class 2 performance for periods beginning May 1, 1997 and Class 3 performance beginning May 1, 2004. Class 2 and Class 3 shares have the same 12b-1 fee expense and vary only in the short-term trading fee assessed by Class 3. Historical performance data for Class 2 and Class 3 shares, based on Class 1 performance, will generally not be restated to include 12b-1 fees, although each Fund may restate these figures consistent with SEC rules.

For Global Asset Allocation Fund, Developing Markets Fund and Foreign Securities Fund, performance prior to the May 1, 2000 merger reflects the historical performance of Templeton Asset Allocation Fund, Templeton Developing Markets Fund and Templeton International Fund, respectively.

Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable fund charges and fees. It does not however, include any fees or sales charges imposed by the variable insurance contract for which the Funds’ Class 1 Class 2 shares are investment options. If they were included, performance would be lower. Because the Fund’s Class 3 shares are new, they have no performance history and thus no performance is included. The average annual total returns for Class 1 and Class 2 of each Fund for the periods ended December 31, 2002, are reflected in the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2003.

The following SEC formula was used to calculate the figures:

P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Cumulative total return Like average annual total return, the cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value. It does not however, include any fees or sales charges imposed by the variable insurance contract for which the Funds’ shares are investment options. If they were included, performance would be lower. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated in the annual report. Because the Fund’s Class 3 shares are new, they have no performance history and thus no performance is included. The cumulative total returns for the indicated periods ended December 31, 2003, were:

	One Year (%)	Five Year (%)	Ten Year or From Inception (%)
Global Communications Fund—Class 1	40.46	-37.92	8.83
Global Communications Fund—Class 2	40.44	-38.59	7.67
Growth and Income Fund—Class 1	26.06	24.47	156.00
Growth and Income Fund—Class 2	25.70	22.98	152.93
High Income Fund—Class 1	31.50	7.81	61.83
High Income Fund—Class 2	31.18	6.48	59.83
Income Securities Fund—Class 1	32.10	56.29	137.45
Income Securities Fund Class 2	31.72	54.28	134.41
Large Cap Growth Fund—Class 1	27.14	21.04	95.69¹
Large Cap Growth Fund—Class 2	26.95	19.51	93.22¹
Money Fund—Class 1.52		17.47	50.24
Money Fund—Class 2.27		15.99	48.34
Real Estate Fund—Class 1	36.08	86.42	200.62
Real Estate Fund—Class 2	35.75	84.20	197.03
Rising Dividend Securities Fund—Class 1	24.88	53.42	237.25
Rising Dividends Securities Fund—Class 2	24.59	51.27	232.52
Small Cap Fund—Class 1	37.61	40.60	115.86²
Small Cap Fund—Class 2	37.24	38.84	113.16²
Small Cap Value Fund—Class 1	32.47	75.16	36.45³
Small Cap Value Fund—Class 2	32.12	72.92	34.71³
Strategic Income Fund—Class 1	20.36	N/A	42.374
Strategic Income Fund—Class 2	20.10	N/A	40.894
U.S. Government Fund—Class 1	2.43	34.42	86.51
U.S. Government Fund—Class 2	2.21	32.72	84.15
Zero Coupon Fund—2005—Class 1	2.01	29.63	92.59
Zero Coupon Fund—2010—Class 1	3.59	36.92	125.97
Zero Coupon Fund—2010—Class 2	3.40	36.67	125.56
Mutual Discovery Fund—Class 1	29.19	61.23	86.495
Mutual Discovery Fund—Class 2	28.99	59.43	84.425
Mutual Shares Fund—Class 1	25.48	53.43	87.135
Mutual Shares Fund—Class 2	25.15	51.96	85.345
Developing Markets Fund—Class 1	53.74	48.41	-21.685
Developing Markets Fund—Class 2	52.99	46.27	-23.025
Foreign Securities Fund—Class 1	32.55	10.18	92.75

Foreign Securities Fund—Class 2	32.21	8.82	89.55
Global Asset Allocation Fund—Class 1	32.31	41.05	145.07
Global Asset Allocation Fund—Class 2	31.95	39.28	140.97
Global Income Securities Fund—Class 1	22.72	50.20	96.89
Global Income Securities Fund—Class 2	22.44	48.31	94.42
Growth Securities Fund—Class 1	32.62	32.08	130.38[6]
Growth Securities Fund—Class 2	32.13	30.33	127.33[6]

1.	Inception date 05/01/96.
2.	Inception date 11/01/95.
3.	Inception date 05/01/98.
4.	Inception date 07/01/99.
5.	Inception date 11/08/96.
6.	Inception date 03/04/96.
7.	Inception date 03/15/94.

Yield, Money Fund

Current yield. Current yield shows the income per share earned by the Fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by (365/7). It does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. The Fund’s current yield for the seven-day period ended December 31, 2003 was 0.39% for Class 1 and 0.14% for Class 2.

Effective yield. The fund’s effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven-day period reflects the results of compounding. The fund’s effective yield for the seven-day period ended December 31, 2003, was 0.39% for Class 1 and 0.14% for Class 2.

This figure was obtained using the following SEC formula:

Effective Yield = [(Base Period Return + 1)365/7]—1

Yield, other than Money Fund From time to time, the current yields of the Funds may be published in advertisements and communications to contract owners. The current yield for each Fund will be calculated by dividing the annualization of the income earned by the Fund during a recent 30-day period by the net asset value per share at the end of such period. In addition, aggregate, cumulative and average total return information for each Fund over different periods of time may also be advertised. Except as stated above, each Fund will use the same methods for calculating its performance.

A distribution rate for each Fund may also be published in communications preceded or accompanied by a copy of the Trust’s current prospectus. The Fund’s current distribution rate will be calculated by dividing the annualization of the total distributions made by that Fund during the most recent preceding fiscal quarter by the net asset value per share at the end of such period.

The current distribution rate may differ from current yield because the distribution rate will be for a different period of time and may contain items of capital gain and other items of income, while current yield reflects only earned income. Uniformly computed yield and total return figures for each Fund will also be published along with publication of its distribution rate.

Hypothetical performance information may also be prepared for sales literature or advertisements. See the appropriate insurance company separate account prospectus and SAI.

Volatility Occasionally statistics may be used to show a Fund’s volatility or risk. Measures of volatility or risk are generally used to compare a fund’s net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Comparisons To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

Consumer Price Index (CPI) is a measure of the average changes in price for a fixed basket of goods and services regularly bought by U.S. consumers; published by the Bureau of Labor Statistics.

Credit Suisse First Boston (CSFB) High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market.

Dow Jones Industrial Average(the Dow) is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits and other corporate actions.

J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan EMU Government Bond Index tracks total returns for local-currency denominated, fixed rate government bonds issued by country members of the European Economic and Monetary Union (EMU).

J.P. Morgan Global Government Bond Index (JPM GGBI) tracks total returns for liquid,

fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. The index is based on the gross price (net price plus accrued interest) of bonds in the index. The index is expressed in terms of $US.

Lehman Brothers Intermediate U.S. Government Bond Index includes securities issued by the U.S. Treasury or agency. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. All issues included must have one to ten years to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers Mortgage-Backed Securities (MBS) Index covers the mortgage-backed pass-through securities of Ginne Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The securities must have a weighted average maturity (WAM) of at least one year, have at least $200 million par amount outstanding and be fixed rate. The index excludes buydowns, graduated equity mortgages and project loans. Non-agency (whole loan), 20-years securities, ARM securities and CMOs are also excluded.

Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $200 million par amount outstanding and rated investment grade (Baa3 or better). They must also be dollar-denominated, non-convertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint) flower bonds, targeted investor notes (TINs), and state and local government series (SLGs) bonds, STRIPS and Treasury Inflation-Protection Securities (TIPS).

Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

The Lehman Brothers U.S. Government/Credit Index includes securities issued by the U.S. Treasury or agency and publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. The credit portion includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility, and finance, which includes both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency, and foreign local government. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lipper Multi-Sector Income Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors, (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the one-year period ended 12/31/03, there were 112 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing at least 60% of their portfolio in equity securities. For the one-year period ended 12/31/03, there were 56 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as funds that invest primarily in U.S. government and Agency issues. For the one-year period ended 12/31/03, there were 48 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Income Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper VIP underlying funds universe. Lipper Income Funds seek a high level of current income by investing in income-producing stocks, bonds and money market instruments. For the one-year period ended 12/31/03, there were 14 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Multi-Cap Value Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Value Funds classification in the Lipper VIP underlying funds universe. Lipper Multi-Cap Value Funds are defined as funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. For the one-year period ended 12/31/03, there were 107 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Target Maturity Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Target Maturity Funds classification in the Lipper VIP underlying funds universe. Lipper Target Maturity Funds are defined as funds that invest principally in zero coupon U.S. Treasury securities or in coupon-bearing U.S. government securities targeted to mature in a specific year. For the one-year period ended 12/31/03, there were 9 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Utility Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Utility Funds classification in the Lipper VIP underlying funds universe. Lipper Utility Funds are defined as funds that invest primarily in utility shares. For the one-year period ended 12/31/03, there were 25 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch 2-, 5- and 10-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed markets, excluding the United States and Canada.

Morgan Stanley Capital International (MSCI) Japan Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in Japan.

Morgan Stanley Capital International (MSCI) Korea Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in Korea.

Morgan Stanley Capital International (MSCI) World Financial Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of the financial sector of the MSCI World Index.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

Mortgage Bankers Association Refinancing Index covers all mortgage applications to refinance an existing mortgage. It is the best overall gauge of mortgage refinancing activity.

Nasdaq Telecommunications Index is a capitalization-weighted index designed to measure performance of all Nasdaq stocks in the telecommunications sector. The index was developed with a base value of 100 as February 5, 1971.

National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 3,000 companies.

Russell 1000® Growth Index is market capitalization-weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization-weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represented approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization-weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index is market capitalization-weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represented approximately 8% of total market capitalization of the Russell 3000 Index.

Russell 2000 Value Index is market capitalization-weighted and measures performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Growth Index is market capitalization-weighted and measures performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization-weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represented approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap®Value Index is market capitalization-weighted and measures performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

S&P/International Finance Corporation (IFC) Investable Composite Index is a free-float, market capitalization-weighted index that is designed to measure the equity performance of global emerging markets.

Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

From time to time, the Funds and the managers also may refer to the following information:

•	The managers’ and affiliates’ market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

•	The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

•	The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

•	The geographic and industry distribution of the Fund’s portfolio and the Fund’s top ten holdings.

•	The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

•	To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley Capital International EAFE® Index).

•	The major industries located in various jurisdictions as published by the Morgan Stanley Index.
•	Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.
•	Allegorical stories illustrating the importance of persistent long-term investing.
•	The Fund’s portfolio turnover rate and its ranking relative to industry standards as published by Lipper® Inc. or Morningstar, Inc.
•	A description of the Templeton organization’s investment management philosophy and approach, including its worldwide search for undervalued or “bargain” securities and its diversification by industry, nation and type of stocks or other securities.
•	Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.
•	Quotations from the Templeton organization’s founder, Sir John Templeton, advocating the virtues of diversification and long-term investing.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund’s performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund’s portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $351 billion in assets under management, as of February 29, 2004, for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 99 U.S. based open-end investment companies to the public.

Fund similarity The investment objectives and policies of certain funds are similar but not identical to those of certain public Franklin Templeton Funds indicated in the following table. Because of differences in portfolio size, the investments held, the timing of purchases of similar investments,cash flows, minor differences in certain investment policies, insurance product related tax diversification requirements, state insurance regulations, and additional administrative and insurance costs associated with insurance company separate accounts, the investment performance of the Funds will differ from the performance of the corresponding Franklin Templeton funds:

Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Funds
Franklin Growth and Income Securities Fund	Franklin Investors Securities Trust:
Franklin Equity Income Fund

Franklin High Income Fund	Franklin High Income Trust:
AGE High Income Fund

Franklin Income Securities Fund	Franklin Custodian Funds, Inc.
Franklin U.S. Government Fund	Franklin Income Fund
Franklin U.S. Government Securities Fund

Franklin Rising Dividends Fund	Franklin Managed Trust:
Franklin Rising Dividends Fund

Franklin Money Market Fund	Franklin Money Fund

Franklin Real Estate Fund	Franklin Real Estate Securities Trust:
Franklin Real Estate Securities Fund

Franklin Global Communications Securities Fund	Franklin Strategic Series:
Franklin Small Cap Fund	Franklin Global Communications Fund
Franklin Strategic Income Securities Fund	Franklin Small Cap Growth Fund II
Franklin Strategic Income Fund

Franklin Small Cap Value Securities Fund	Franklin Value Investors Trust:
Franklin Small Cap Value Fund

Mutual Discovery Securities Fund	Franklin Mutual Series Fund Inc.:
Mutual Shares Securities Fund	Mutual Discovery Fund
Mutual Shares Fund

Templeton Developing Markets Securities Fund	Templeton Developing Markets Trust

Templeton Foreign Securities Fund	Templeton Foreign Fund

Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Funds
Templeton Global Income Securities Fund	Templeton Income Trust
Templeton Global Bond Fund

Templeton Growth Securities Fund	Templeton Growth Fund, Inc.

Description of Ratings

Corporate Bond Ratings

Moody’s Investors Service (Moody’s)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Group (S&P®)

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Bond Ratings

Moody’s Investors Service (Moody’s)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Group (S&P®)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated “D” is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Investors Service, Inc. (Fitch)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

Municipal Note Ratings

Moody’s

Moody’s ratings for state, municipal and other short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a “plus” (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Short-Term Debt & Commercial Paper Ratings

Moody’s

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P’s ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Issues within the “A” category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A “plus” (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

(formerly Franklin Valuemark Funds)

File Nos. 33-23493 & 811-5583

FORM N-1A

PART C

Other Information

Item 23.    Exhibits

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

(a)	Declaration of Trust

(i)	Agreement and Declaration of Trust, dated April 20, 1988 Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
File No. 33-23493
Filing Date: August 18, 1995
(ii)	Certificate of Amendment of Agreement and Declaration of Trust, dated October 21, 1988
Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
File No. 33-23493
Filing Date: August 18, 1995
(iii)	Certificate of Amendment of Agreement and Declaration of Trust
Filing: Post-Effective Amendment No. 26
File No. 33-23493
Filing Date: November 30, 1998
(iv)	Certificate of Amendment of Agreement and Declaration of Trust, as filed on July 1, 1999
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: April 29, 2000
(v)	Certificate of Amendment of Agreement and Declaration of Trust dated March 15, 2004

(b)	By-Laws.

(i)	By-Laws
Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
File No. 33-23493
Filing Date: August 18, 1995

(ii)	Certificate of Amendment of By-Laws, dated May 16, 1995
Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
File No. 33-23493
Filing Date: August 18, 1995

(c)	Instruments Defining Rights Of Security Holders

Not Applicable

(d)	Investment Advisory Contracts.

(i)	Management Agreement between the Fund and Franklin Advisers, Inc., dated January 24, 1989
Filing: Post-Effective Amendment No. 16 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: August 18, 1995
(ii)	Addendum to Investment Management Agreement, dated March 14, 1989
Filing: Post-Effective Amendment No. 16 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: August 18, 1995
(iii)	Sub-Advisory Agreement between Franklin Advisers, Inc. and Templeton Investment Counsel, LLC, on behalf of Templeton International Securities Fund, dated as of January 1, 2001
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 1, 2001
(iv)	Management Agreement between the Fund, on behalf of Franklin Rising Dividends Fund, and Franklin Advisory Services, LLC, dated April 1, 1999
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 1, 2001
(v)	Investment Management Agreement between the Fund, on behalf of Templeton Global Growth, and Templeton, Galbraith & Hansberger Ltd., dated March 15, 1994
Filing: Post-Effective Amendment No. 16 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: August 18, 1995
(vi)	Investment Advisory Agreement between the Fund, on behalf of Templeton Asset Strategy Fund, and Templeton Investment

Counsel, LLC, dated as of January 1, 2001
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 1, 2001
(vii)	Sub-Advisory Agreement between Templeton Investment Counsel, LLC, on behalf of Templeton Asset Strategy Fund, and Franklin Advisers, Inc., dated as of July 19, 2001
Filing: Post Effective Amendment No. 35 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 1, 2002
(viii)	Agreement between the Fund, on behalf of Templeton Developing Markets Securities Fund, and Templeton Asset Management, Ltd., dated as of May 1, 2000
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: April 29, 2000
(ix)	Management Agreement between the Fund, on behalf of Capital Growth Fund, and Franklin Advisers, Inc., dated January 18, 1996
Filing: Post-Effective Amendment No. 18 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: February 14, 1996
(x)	Sub-Advisory Agreement between Templeton Global Advisors Limited, on behalf of Templeton Growth Securities Fund, and Templeton Asset Management Limited, dated as of December 31, 2001
Post Effective Amendment No. 35 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 1, 2002
(xi)	Amendment to Management Agreement between the Fund and Franklin Advisers, Inc., dated August 1, 1995
Filing: Post-Effective Amendment No. 20 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: August 30, 1996
(xii)	Management Agreement between the Fund, on behalf of Mutual Discovery Securities Fund and Mutual Shares Securities Fund, and Franklin Mutual Advisers, LLC, formerly Franklin Mutual Advisers, Inc., dated October 18, 1996
Filing: Post-Effective Amendment No. 22 to Registration Statement of the Fund on Form N-1A
File No. 33-23493

Filing Date: February 28, 1997
(xiii)	Management Agreement between the Fund, on behalf of Franklin Value Securities Fund, and Franklin Advisory Services, LLC, dated April 1, 1999
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 1, 2001
(xiv)	Investment Advisory Agreement between the Fund, on behalf of Franklin Strategic Income Fund, and Franklin Advisers, Inc., dated as of May 1, 2000
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: April 29, 2000

(e)	Underwriting Contracts.

(i)	Distribution Agreement between the Fund and Franklin/Templeton Distributors, Inc.
Filing: Post-Effective Amendment No. 26
File No. 33-23493
Filing Date: November 30, 1998

(f)	Bonus Or Profit Sharing Contracts.

Not Applicable

(g)	Custodian Agreements.

(i)	Foreign Exchange Netting Agreement between Franklin Valuemark Funds, on behalf of International Equity Fund, and Morgan Guaranty Trust Company of New York, dated March 19, 1992
Filing: Post-Effective Amendment No. 16 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: August 18, 1995
(ii)	Custody Agreement between the Fund, on behalf of Templeton Developing Markets Equity Fund and Templeton Global Growth Fund, and The Chase Manhattan Bank, N.A., dated March 15, 1994
Filing: Post-Effective Amendment No. 16 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: August 18, 1995
(iii)	Master Custody Agreement between the Fund and Bank of New York, dated February 16, 1996

Filing: Post-Effective Amendment No. 19 to Registration
Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: April 24, 1996
(iv)	Terminal Link Agreement between the Fund and Bank of New York, dated February 16, 1996.
Filing: Post-Effective Amendment No. 19 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: April 24, 1996
(v)	Amendment to Global Custody Agreement between the Fund and The Chase Manhattan Bank, N.A., dated April 1, 1996
Filing: Post-Effective Amendment No. 23 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: April 29, 1997
(vi)	Amendment to Master Custody Agreement between the Fund and Bank of New York, dated April 1, 1996
Filing: Post-Effective Amendment No. 23 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: April 29, 1997
(vii)	Letter Agreement between the Fund and Bank of New York, dated April 22, 1996
Filing: Post-Effective Amendment No. 19 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: April 24, 1996
(viii)	Custody Agreement between the Fund, on behalf of Mutual Discovery Securities Fund and Mutual Shares Securities Fund, and State Street Bank and Trust Company, dated November 8, 1996
Filing: Post-Effective Amendment No. 23 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: April 29, 1997
(ix)	Global Custody Agreement, effective as of May 1, 2000, between The Chase Manhattan Bank, N.A. and the Fund
Filing: Post Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: April 29, 2000
(x)	Master Custody Agreement, Exhibit A, revised August 30, 2000
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 1, 2001

(xi)	Amendment dated May 16, 2001, to the Master Custody Agreement between the Fund and Bank of New York, dated February 16, 1996
Filing: Post-Effective Amendment No. 30 to Registration Statement of Franklin Investors Securities Trust on Form N-1A
File No. 33-11444
Filing Date: December 20, 2001
(xii)	Amended and Restated Foreign Custody Manager Agreement between the Fund and Bank of New York, dated as of May 16, 2001
Filing: Post-Effective Amendment No. 30 to Registration Statement of Franklin Investors Securities Trust on Form N-1A
File No. 33-11444
Filing Date: December 20, 2001
(xiii)	Amended Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between the Fund and Bank of New York.

(h)	Other Material Contracts.

(i)	Fund Administration Agreement between the Fund, on behalf of Templeton International Smaller Companies Fund, and Franklin Templeton Services, LLC, dated as of January 1, 2001
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 1, 2001
(ii)	Fund Administration Agreement between the Fund, on behalf of Templeton Asset Strategy Fund, and Franklin Templeton Services, LLC, dated as of January 1, 2001
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 1, 2001
(iii)	Fund Administration Agreement between the Fund, on behalf of Mutual Discovery Securities Fund and Mutual Shares Securities Fund, and Franklin Templeton Services, LLC, dated as of January 1, 2001
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 1, 2001
(iv)	Fund Administration Agreement between the Fund, on behalf of Franklin Value Securities Fund and Franklin Templeton Services, LLC, dated as of January 1, 2001
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493

Filing Date: March 1, 2001
(v)	Fund Administration Agreement between the Fund, on behalf of Franklin Aggressive Growth Securities Fund, and Franklin Templeton Services, LLC, dated as of January 1, 2001
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 1, 2001
(vi)	Fund Administration Agreement between the Fund, on behalf of Franklin Small Cap Fund, and Franklin Templeton Services, LLC, dated as of January 1, 2001
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 1, 2001
(vii)	Fund Administration Agreement between the Fund, on behalf of Templeton Developing Markets Securities Fund, and Franklin Templeton Services, LLC, dated as of January 1, 2001
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 1, 2001
(viii)	Fund Administration Agreement between the Fund, on behalf of Templeton International Securities Fund, and Franklin Templeton Services, LLC, dated as of January 1, 2001
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 1, 2001

(i)	Legal Opinion.

(i)	Legal Opinion, Securities Act of 1933, dated February 5, 1999
Filing: Post Effective Amendment No. 27 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: February 25, 1999

(j)	Other Opinions.

(i)	Consent of independent accountants

(k)	Omitted Financial Statements.

Not Applicable

(l)	Initial Capital Agreement.

(i)	Letter of Understanding dated April 11, 1995
Filing: Post-Effective Amendment No. 16 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: August 18, 1995
(ii)	Letter of Understanding dated September 12, 1995
Filing: Post-Effective Amendment No. 17 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: October 27, 1996
(iii)	Letter of Understanding dated April 4, 1996
Filing: Post-Effective Amendment No. 19 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: April 24, 1996
(iv)	Letter of Understanding dated October 21, 1996
Filing: Post-Effective Amendment No. 21 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: October 31, 1996
(v)	Letter of Understanding dated April 23, 1998
Filing: Post-Effective Amendment No. 24 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: April 30, 1998

(m)	Rule 12b-1 Plan

i.	Class 2 Distribution Plan pursuant to Rule 12b-1 for all series of the Fund
Filing: Post Effective Amendment No. 26
File No. 33-23493
Filing Date: November 30, 1998
ii.	Class 2 Distribution Plan pursuant to Rule 12b-1 for Franklin Strategic Income Securities Fund, dated as of May 1, 2000
Filing: Post-Effective Amendment No. 33 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: April 29, 2000
iii.	Class 3 Distribution Plan pursuant to Rule 12b-1 for Templeton Developing Markets Securities Fund and Templeton Foreign Securities Fund
Filing: Post-Effective Amendment No. 39 to Registration Statement of the Fund on Form N-1A
File No. 33-23493

Filing	Date: March 30, 2004

(n)	Rule 18F-3 Plan.

(i)	Multiple Class Plan for all series of the Fund
Filing: Post Effective Amendment No. 26
File No. 33-23493
Filing Date: November 30, 1998
(ii)	Multiple Class Plan adopted on behalf of Templeton Developing Markets Securities Fund and Templeton Foreign Securities Fund
Filing: Post-Effective Amendment No. 39 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 30, 2004

(p)	Code of Ethics

(i)	Code of Ethics
Filing: Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: February 14, 2004

(q)	Power of Attorney

(ii)	Power of Attorney, dated as of the 16th of March, 2004
Filing: Post-Effective Amendment No. 39 to Registration Statement of the Fund on Form N-1A
File No. 33-23493
Filing Date: March 30, 2004

Item 24.    Persons Controlled by or Under Common Control with the Fund

None

Item 25.    Indemnification

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Adviser

(i)	The officers and directors of the Fund’s investment advisers also serve as officers and/or directors or trustees for (1) the corporate parent of Franklin Advisers, Inc., (Advisers) the investment manager or sub-adviser of 16 of the Fund’s series, Franklin Resources, Inc. (Resources), and/or (2) other investment companies in Franklin Templeton Investments. For additional information, please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

(ii)	Templeton Investment Counsel, LLC, formerly Templeton Investment Counsel, Inc.

Templeton Investment Counsel, LLC. (Investment Counsel), an indirect, wholly owned subsidiary of Resources, serves as adviser to Templeton Global Asset Allocation Fund and Templeton Foreign Securities Fund. For additional information please see Part B and Schedules A and D of Form ADV of Investment Counsel (SEC File 801-15125), incorporated herein by reference, which set forth the officers and directors of Investment Counsel and information as to any business, profession, vocation of employment of a substantial nature engaged in by those officers and directors during the past two years.

(iii)	Templeton Global Advisers Limited, formerly known as Templeton Galbraith and Hansberger Ltd.

Templeton Global Advisers Limited (Templeton Nassau), an indirect, wholly owned subsidiary of Resources, serves as investment manager to Templeton Growth Securities Fund. For additional information please see Part B and Schedules A and D of Form ADV of Templeton Nassau (SEC File 801-42343), incorporated herein by reference, which set forth the officers and directors of Templeton Nassau and information as to any business, profession, vocation of employment of a substantial nature engages in by those officers and directors during the past two years.

(iv)	Templeton Asset Management Ltd., formerly known as Templeton Investment Management (Singapore) Pte Ltd.

Templeton Asset Management Ltd. (TAML), an indirect, wholly owned subsidiary of Resources, serves as investment manager to Templeton

Developing Markets Securities Fund and as sub-advisor to Templeton Growth Securities Fund, furnishing to the investment manager in that capacity portfolio management services and investment research. For information please see Part B and Schedules A and D of Form ADV of TAML (SEC File 801-46997), incorporated herein by reference, which set forth the officers and directors of TAML and information as to any business, profession, vocation of employment of a substantial nature engaged in by those officers and directors during the past two years.

(iv)	Franklin Advisory Services, LLC, formerly Franklin Advisory Services, Inc.

Franklin Advisory Services, LLC (Franklin New Jersey), an indirect, wholly owned subsidiary of Resources, serves as investment manager to Franklin Rising Dividends Securities Fund and Franklin Small Cap Value Securities Fund. For information please see Part B and Schedules A and D of Form ADV of Franklin New Jersey (SEC File 801-51967), incorporated herein by reference, which set forth the officers and directors of Franklin New Jersey and information as to any business, profession, vocation of employment of a substantial nature engaged in by those officers and directors during the past two years.

(vi)	Franklin Mutual Advisers, LLC, formerly Franklin Mutual Advisers, Inc.

Franklin Mutual Advisers, LLC (Mutual Advisers), an indirect, wholly owned subsidiary of Resources, serves as investment manager to the Mutual Discovery Securities Fund and Mutual Shares Securities Fund. For information please see Part B and Schedules A and D of Form ADV of Mutual Advisers (SEC File 801-53068), incorporated herein by reference, which set forth the officers and directors of Mutual Advisers and information as to any business, profession, vocation of employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 27.    Principal Underwriters

a)	Franklin/Templeton Distributors, Inc., (Distributors) also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.

Franklin California Tax-Free Trust

Franklin Capital Growth Fund

Franklin Custodian Funds, Inc.

Franklin Federal Money Fund

Franklin Federal Tax-Free Income Fund

Franklin Floating Rate Trust

Franklin Global Trust

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Managed Trust

Franklin Money Fund

Franklin Municipal Securities Trust

Franklin Mutual Series Fund Inc.

Franklin Mutual Recovery Fund

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Tax-Exempt Money Fund

Franklin Tax-Free Trust

Franklin Templeton Fund Allocator Series

Franklin Templeton Global Trust

Franklin Templeton International Trust

Franklin Templeton Money Fund Trust

Franklin Value Investors Trust

Institutional Fiduciary Trust

Templeton Capital Accumulator Fund

Templeton China World Fund

Templeton Developing Markets Trust

Templeton Funds, Inc.

Templeton Global Investment Trust

Templeton Global Opportunities Trust

Templeton Global Smaller Companies Fund, Inc.

Templeton Growth Fund, Inc.

Templeton Income Trust

Templeton Institutional Funds, Inc.

(b)	The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

Item 28.    Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services LLC, both of whose address is One Franklin Parkway, San Mateo, CA 94403-1906

Item 29.    Management Services

Not Applicable

Item 30.    Undertakings

Not Applicable

(1) SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of April, 2004.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

(Fund)

/s/ David P. Goss

David P. Goss

Vice President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR. Rupert H. Johnson, Jr.	Chief Executive Officer—Investment Management and Trustee Dated: April 29, 2004

JIMMY D. GAMBILL* Jimmy D. Gambill	Chief Executive Officer—Finance and Administration Dated: April 29, 2004

DIOMEDES LOO-TAM* Diomedes Loo-Tam	Chief Financial Officer Dated: April 29, 2004

FRANK H. ABBOTT III* Frank H. Abbott III	Trustee Dated: April 29, 2004

HARRIS J. ASHTON* Harris J. Ashton	Trustee Dated: April 29, 2004

S. JOSEPH FORTUNATO* S. Joseph Fortunato	Trustee Dated: April 29, 2004

ROBERT F. CARLSON* Robert F. Carlson	Trustee Dated: April 29, 2004

CHARLES B. JOHNSON* Charles B. Johnson	Trustee Dated: April 29, 2004

FRANK W.T. LAHAYE* Frank W.T. LaHaye	Trustee Dated: April 29, 2004

GORDON S. MACKLIN* Gordon S. Macklin	Trustee Dated: April 29, 2004

CHRISTOPHER H. PINKERTON* Christopher H. Pinkerton	Trustee Dated: April 29, 2004

/s/ Karen L. Skidmore Karen L. Skidmore Assistant Vice President and Assistant Secretary (Pursuant to power of attorney previously filed)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

REGISTRATION STATEMENT

EXHIBITS INDEX

EXHIBIT NO	DESCRIPTION

The following exhibits are attached:

EX-99 a(v)	Certificate of Amendment of Agreement and Declaration of Trust Services, LLC, dated March 16, 2004

EX-99 j(i)	Consent of Independent Accountants